INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION. DATED JULY 18, 1997

                                                              APPLICATION INSIDE


[AIM LOGO APPEARS HERE]        THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM ADVISOR CASH MANAGEMENT FUND
AIM ADVISOR FLEX FUND
AIM ADVISOR INCOME FUND
AIM ADVISOR INTERNATIONAL VALUE FUND
AIM ADVISOR LARGE CAP VALUE FUND
AIM ADVISOR MULTIFLEX FUND
AIM ADVISOR REAL ESTATE FUND
(SERIES PORTFOLIOS OF AIM ADVISOR FUNDS, INC.)

PROSPECTUS
AUGUST 4, 1997

This Prospectus contains information about the seven mutual funds listed above (the "Funds") which are separate series portfolios of AIM Advisor Funds, Inc. (the "Company"), a Maryland corporation. Each Fund's investment objective (except AIM Advisor Cash Management Fund) is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The AIM Advisor Cash Management Fund's investment objective is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. Each of the Funds has separate investment policies.

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated August 4, 1997, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Company.

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THERE CAN BE NO ASSURANCE THAT AIM ADVISOR CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------------------------
                                       TABLE OF CONTENTS
SUMMARY..................................      2   INVESTOR'S GUIDE TO THE AIM FAMILY OF
THE FUNDS................................            FUNDS--Registered Trademark--..........
  Table of Fees and Expenses.............      5     Introduction to The AIM Family of
  Financial Highlights...................      7        Funds...............................    A-1
  About the Funds........................     11     How to Purchase Shares.................    A-1
  Investment Programs....................     11     Terms and Conditions of Purchase of the
  Additional Risk Factors and Policies                  AIM Funds...........................    A-2
     Relevant to the Funds...............     16     Special Plans..........................    A-9
  Investment Restrictions................     20     Exchange Privilege.....................   A-11
  Management.............................     21     How to Redeem Shares...................   A-13
  Capitalization.........................     25     Determination of Net Asset Value.......   A-17
  Shareholder Reports....................     26     Dividends, Distributions and Tax
  Performance Information................     26        Matters.............................   A-18
  Miscellaneous..........................     27     General Information....................   A-20
                                                   APPLICATION INSTRUCTIONS.................    B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM Advisor Funds, Inc., is a Maryland corporation organized as an open-end, diversified management investment company. Currently the Company offers Class A and C shares of AIM ADVISOR CASH MANAGEMENT FUND ("Cash Management Fund"), AIM ADVISOR FLEX FUND ("Flex Fund"), AIM ADVISOR INCOME FUND ("Income Fund"), AIM ADVISOR INTERNATIONAL VALUE FUND ("International Value Fund"), AIM ADVISOR LARGE CAP VALUE FUND ("Large Cap Value Fund"), AIM ADVISOR MULTIFLEX FUND ("MultiFlex Fund") and AIM ADVISOR REAL ESTATE FUND ("Real Estate Fund"), (collectively, the "Funds"). This Prospectus relates to all of such Funds.

  INVESTMENT OBJECTIVES. The investment objective of each Fund (except the CASH MANAGEMENT FUND) is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The investment objective of the CASH MANAGEMENT FUND is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. Each of the Funds has separate investment policies. See "Investment Programs."

  MANAGEMENT. A I M Advisors, Inc. ("AIM" or "Advisor") serves as each Fund's investment advisor pursuant to the Investment Advisory Agreement (the "Advisory Agreement").

  AIM, together with its subsidiaries, manages or advises 55 investment company portfolios. As of June 1, 1997, the total assets of the investment company portfolios advised or managed by AIM or its subsidiaries were approximately $[ ] billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. As compensation for these services AIM receives a fee based on each Fund's average daily net assets. Under an Operating Services Agreement, AIM will be reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, recordkeeping, and other administrative services for the Funds.

  INVESCO Capital Management, Inc. ("ICM"), a Delaware corporation and the sub-advisor for the LARGE CAP VALUE FUND, INCOME FUND and FLEX FUND, acts as investment adviser to other investment companies and furnishes investment counseling services to private and institutional clients.

  INVESCO Management & Research, Inc. ("IMR"), a Massachusetts corporation and the sub-advisor for the MULTIFLEX FUND, acts as investment adviser to other investment companies and manages primarily pension and endowment accounts.

  INVESCO Realty Advisors, Inc. ("IRAI"), a Texas corporation and the sub-advisor for the REAL ESTATE FUND, acts as investment adviser to corporate plans and public pension funds as well as endowment and foundation accounts. See "Management."

  INVESCO Global Asset Management Limited ("IGAM"), a Bermuda corporation and the sub-advisor for INTERNATIONAL VALUE FUND, acts as global investment advisor to AMVESCAP PLC affiliated companies.

  MULTIPLE DISTRIBUTION SYSTEM. Each of the Funds offers two classes of shares, Class A and Class C. For the CASH MANAGEMENT FUND, both Class A and Class C shares are offered at net asset value with no initial sales charge. No contingent deferred sales charge ("CDSC") is imposed upon redemption of shares of either class of the CASH MANAGEMENT FUND, except in certain cases when the Class C shares were purchased in an exchange. See "Redeeming Shares -- Class C Shares." Its assets are not subject to any service or distribution fees. For the other Funds, the two classes have the following features:

          Class A Shares -- Class A shares are sold with an initial sales charge of up to 5.50% of the offering price for all Funds (4.75% for INCOME FUND and REAL ESTATE FUND) and are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.10% calculated at an annual rate on the average daily net assets of the Fund's Class A shares (except for the INCOME FUND which has no ongoing distribution fee). The initial sales charge may be waived or reduced in certain circumstances.

     Shares purchased pursuant to waiver of the initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed prior to the shares being invested in Class A shares of a Fund class subject to a 12b-1 fee ("12b-1 Fund") for a minimum of 18 months. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

          Class C Shares -- Class C shares do not incur an initial sales charge when purchased but are subject to a CDSC of 1.00% if redeemed prior to being invested in Class C shares of a 12b-1 Fund for a minimum of 12 full months after purchase (any Fund other than the CASH MANAGEMENT FUND) and are subject to an ongoing service fee of 0.25% and an ongoing distribution fee calculated at an annual rate of 0.75% (0.35% distribution fee for INCOME FUND) of the Fund's average daily net assets of Class C shares of the Fund.

  Certain minimum purchase requirements apply. The Funds reserve the right to reduce or waive the minimum purchase requirements in certain cases. See "How to Purchase Shares."

  SUITABILITY FOR INVESTORS. The multiple class structure permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class C shares to the investor who qualifies for reduced initial sales charges, as described below.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A and Class C shares of the Funds may be exchanged for shares [of the same class] of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Shareholders can redeem their shares in a Fund any day the New York Stock Exchange is open, either directly through the Fund's transfer agent or through the shareholder's securities dealer of record. A Fund will only redeem shares for which it has received payment. See "How to Redeem Shares."

          Class A Shares -- Only shares purchased pursuant to a waiver of the initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed prior to the shares being invested in one of the Class A 12b-1 Funds for a minimum of 18 months. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

          Class C Shares -- A CDSC is applicable to shares redeemed prior to the shares purchased being invested in a Class C shares of a 12b-1 Fund for a minimum of 12 full months after purchase. For the INCOME FUND the CDSC is 0.60%, and for all other Funds it is 1.00%. Redemptions of shares of the CASH MANAGEMENT FUND are generally not subject to a CDSC; however, a CDSC may be applicable to redemptions of shares of the CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Fund and the one-year holding period in Class C shares of a 12b-1 Fund (any Fund other than CASH MANAGEMENT FUND) has not been completed. There is no CDSC applicable to redemptions of additional purchases of shares in any of the Funds by shareholders of record on April 30, 1995. Shareholders whose broker/dealers maintain a single omnibus account with A I M Fund Services, Inc. (the "Transfer Agent") on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996.

  The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The amount paid upon redemption will be the net asset value per share next determined after the redemption request is received in proper form, less the amount of any applicable CDSC. See "How to Redeem Shares."

  DISTRIBUTIONS. It is the intention of the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND to distribute to shareholders of each of these Funds net investment income and net realized capital gains, if any. The per share dividends and distributions on each class of shares of a Fund will be reduced by expenses allocated to and borne by the class, including service and distribution fees applicable to that class. It is intended that the LARGE CAP VALUE FUND, FLEX FUND, MULTIFLEX FUND and REAL ESTATE FUND will make periodic distributions of net investment income (including any net short-term capital gains) quarterly, and will make an annual distribution of any net realized long-term capital gain annually. It is contemplated that the INTERNATIONAL VALUE FUND will make semiannual distributions of net investment income and an annual distribution of any net realized long-term capital gain annually. It is intended that the INCOME FUND will make monthly distributions of net investment income (including any net short-term capital gains), and an annual distribution of any net realized long-term capital gain. The net income of the CASH MANAGEMENT FUND is declared daily and its dividends will be distributed monthly. Net realized capital gains, if any, will be distributed annually. All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund pursuant to such Fund's Automatic Dividend Investment Plan unless a shareholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in excess of ten dollars in cash. Shareholders of the CASH MANAGEMENT FUND will not be entitled to dividends for the day on which the investment is made, and will receive dividends through and including the day of redemption. Shareholders of the CASH MANAGEMENT FUND who redeem all of their shares at any time during the month will be paid all dividends accrued through the date of redemption. Shareholders of the CASH MANAGEMENT FUND who redeem less than all of their shares will be paid the proceeds of the redemption in cash, and dividends with respect to the redeemed shares will be reinvested in additional shares (unless the shareholder has elected not to participate in the Fund's Automatic Dividend Investment Plan or has elected to terminate his participation in such plan). See "Dividends, Distributions and Tax Matters" and "Special Plans -- Automatic Dividend Investment Plan."

  RISK FACTORS AND POLICIES. Certain of the Funds may engage in investment techniques that involve risks described more fully under "Additional Risk Factors and Policies Relevant to the Funds." For instance, all of the Funds, except the CASH MANAGEMENT FUND, may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. The INTERNATIONAL VALUE FUND will invest primarily in foreign securities. The MULTIFLEX FUND may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") but rated at least Ba by Moody's or BB by S&P at the time of purchase. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. [Each Fund, except the LARGE CAP VALUE FUND and CASH MANAGEMENT FUND, may write covered call options and cash secured put options. The MULTIFLEX FUND may enter into commodity futures contracts and options thereon; the MULTIFLEX FUND and INTERNATIONAL VALUE FUND may enter into foreign currency futures contracts and options thereon; the MULTIFLEX FUND may enter into stock index futures contracts and options thereon; and the MULTIFLEX FUND and INTERNATIONAL VALUE FUND may enter into swap agreements.] Each of these techniques involves risk, as discussed more fully in the description of the techniques under "Additional Risk Factors and Policies Relevant to the Funds."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN AND AIMFUNDS.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table for Class C shares are based on the expenses of the Funds for the fiscal year 1996 as restated to reflect current fee agreements. The fees and expenses for Class A shares set forth in the table are based on the estimated expenses for the current fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                                                   AIM ADVISOR
                                 AIM ADVISOR      AIM ADVISOR     AIM ADVISOR     INTERNATIONAL     AIM ADVISOR
                               CASH MANAGEMENT       FLEX           INCOME            VALUE       LARGE CAP VALUE
                                    FUND             FUND           FUND(2)           FUND             FUND
                               ---------------   --------------   -------------   --------------   ---------------
                               CLASS    CLASS    CLASS    CLASS   CLASS   CLASS   CLASS    CLASS   CLASS    CLASS
                                 A        C        A        C       A       C       A        C       A        C
                               -----    -----    -----    -----   -----   -----   -----    -----   -----    -----
Shareholder Transaction
  Expenses
  Maximum sales load imposed
     on purchase of shares
     (as a % of the offering
     price)..................    None     None    5.50%    None    4.75%   None    5.50%    None     5.50%    None
  Maximum sales load on
     reinvested dividends....    None     None    None     None    None    None    None     None     None     None
  Deferred sales load (as a %
     of
     original purchase price
     or
     redemption proceeds,
     whichever is lower).....    None     None*   None**   1.00%   None**  0.60%   None**   1.00%    None**   1.00%
  Redemption fees............    None     None    None     None    None    None    None     None     None     None
  Exchange fee...............    None     None    None     None    None    None    None     None     None     None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees............    0.50%    0.50%   0.75%    0.75%   0.40%   0.40%   1.00%    1.00%    0.75%    0.75%
  Rule 12b-1 distribution
     plan payments...........    0.00%    0.00%   0.35%(3) 1.00%   0.25%   0.60%   0.35%(3) 1.00%    0.35%(3) 1.00%
  All other expenses(1)......    0.45%    0.45%   0.45%    0.45%   0.45%   0.45%   0.45%    0.45%    0.45%    0.45%
                                 ----     ----    ----     ----    ----    ----    ----     ----     ----     ----
          Total fund
            operating
            expenses.........    0.95%    0.95%   1.55%    2.20%   1.10%   1.45%   1.80%    2.45%    1.55%    2.20%
                                 ====     ====    ====     ====    ====    ====    ====     ====     ====     ====

                                                               AIM ADVISOR     AIM ADVISOR
                                                                MULTIFLEX      REAL ESTATE
                                                                  FUND            FUND
                                                              -------------   -------------
                                                              CLASS   CLASS   CLASS   CLASS
                                                                A       C       A       C
                                                              -----   -----   -----   -----
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of the offering price).................................   5.50%   None    4.75%   None
  Maximum sales load on reinvested dividends................   None    None    None    None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds, whichever is lower)...............   None**  1.00%   None**  1.00%
  Redemption fees...........................................   None    None    None    None
  Exchange fee..............................................   None    None    None    None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees ..........................................   1.00%   1.00%   0.90%   0.90%
  Rule 12b-1 distribution plan payments.....................   0.35%(3)  1.00%  0.35%(3)  1.00%
  All other expenses(1).....................................   0.45%   0.45%   0.45%   0.45%
                                                               ----    ----    ----    ----
          Total fund operating expenses.....................   1.80%   2.45%   1.70%   2.35%
                                                               ====    ====    ====    ====

------------------------

(1) AIM has voluntarily agreed to limit the Total Operating Expenses of the Funds to assure that Fund expenses do not exceed the maximum amounts as designated herein (See "Management"), subject to exceptions for brokerage commissions, interest, taxes, litigation, directors fees and expenses and other extraordinary expenses. The expense ceilings include reductions at larger asset sizes to reflect anticipated economies of scale as the Funds grow in size. See "Management."

(2) The previous advisor voluntarily agreed to limit certain of its fees with respect to AIM ADVISOR INCOME FUND for the three-year period beginning October 1, 1995. If these limitations were not in effect, the Fund's advisory fees, 12b-1 fees, other expenses and total operating expenses would be 0.65%, 0.25%, 0.45%, and 1.35% for Class A shares, and 0.65%, 0.60%,
    0.45% and 1.70% for Class C shares, respectively, calculated on the basis of average daily net assets of the respective class. AIM has voluntarily agreed to assume the remaining term of the previous advisor's commitment.

(3) AIM has voluntarily agreed to limit the Class A shares Rule 12b-1 distribution plan payments to 0.25% for three years beginning August 2, 1997. See "Management" and "Management -- Distribution Plan."

 * A CDSC may be assessed against redemptions of AIM ADVISOR CASH MANAGEMENT FUND shares that were purchased by exchange of shares from another Fund held less than one year. See "How to Redeem Shares."

** Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem
    Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

--------------------------------------------------------------------------------

  EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                         AIM ADVISOR                                  AIM ADVISOR    AIM ADVISOR                    AIM ADVISOR
                       CASH MANAGEMENT   AIM ADVISOR   AIM ADVISOR   INTERNATIONAL    LARGE CAP     AIM ADVISOR     REAL ESTATE
                            FUND          FLEX FUND    INCOME FUND    VALUE FUND     VALUE FUND    MULTIFLEX FUND      FUND
                       ---------------   -----------   -----------   -------------   -----------   --------------   -----------
1 year...............        $10             $70           $58            $72            $70            $72             $64
3 years..............         30             101            81            109            101            109              99
5 years..............         53             135           105            147            135            147             135
10 years.............        117             229           175            255            229            255             239

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

  You would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                         AIM ADVISOR                                  AIM ADVISOR    AIM ADVISOR                    AIM ADVISOR
                       CASH MANAGEMENT   AIM ADVISOR   AIM ADVISOR   INTERNATIONAL    LARGE CAP     AIM ADVISOR     REAL ESTATE
                            FUND          FLEX FUND    INCOME FUND    VALUE FUND     VALUE FUND    MULTIFLEX FUND      FUND
                       ---------------   -----------   -----------   -------------   -----------   --------------   -----------
1 year...............        $10             $32           $21            $35            $32            $35             $34
3 years..............         30              69            46             76             69             76              73
5 years..............         53             118            79            131            118            131             126
10 years.............        117             253           174            279            253            279             269

  You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

                         AIM ADVISOR                                  AIM ADVISOR    AIM ADVISOR                    AIM ADVISOR
                       CASH MANAGEMENT   AIM ADVISOR   AIM ADVISOR   INTERNATIONAL    LARGE CAP     AIM ADVISOR     REAL ESTATE
                            FUND          FLEX FUND    INCOME FUND    VALUE FUND     VALUE FUND    MULTIFLEX FUND      FUND
                       ---------------   -----------   -----------   -------------   -----------   --------------   -----------
1 year...............        $10             $22           $15            $25            $22            $25             $24
3 years..............         31              69            46             76             69             76              73
5 years..............         53             118            79            131            118            131             126
79
10 years.............        118             253           174            279            253            279             269

  As a result of 12b-1 distribution plan payments, a long-term shareholder of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares and Class C shares of the Funds, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  The above examples should not be considered to be representative of the Funds' actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, each Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The following financial information for Class C shares for each of the Funds for the five years ended December 31, 1996, 1995, 1994, 1993, and 1992, has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1996 Annual Report to Shareholders and the Statement of Additional Information. All of these materials are available without charge by contacting A I M Distributors, Inc. at the address or telephone number shown on the cover page of this Prospectus. All per share data for the LARGE CAP VALUE FUND, INCOME FUND and FLEX FUND, formerly Equity Portfolio, Income Portfolio and Flex Portfolio, respectively, has been adjusted to reflect a 25 share for 1 share stock split which was effected on December 31, 1991. Financial information is not presented for Class A as no Class A shares were publicly issued as of December 31, 1996.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

    AIM ADVISOR LARGE CAP VALUE FUND (FORMERLY, INVESCO ADVISOR EQUITY FUND)

                                                                   YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------------
                               1996       1995      1994      1993      1992      1991      1990      1989      1988       1987
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
Net asset
 value -- beginning of
 period...................   $  70.41   $  55.83   $ 59.61   $ 63.27   $ 63.38   $ 54.70   $ 62.01   $ 56.89   $ 54.16   $  56.05
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
Investment Operations:
 Net investment income....       0.18       0.41      0.36      0.41      0.60      0.66      1.04      1.20      1.21       1.04
 Net gains or losses on
   securities (both
   realized and
   unrealized)............      11.90      16.44      1.26      5.40      2.44     17.63     (3.40)    11.12      6.23       2.91
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
 Total from investment
   operations.............      12.08      16.85      1.62      5.81      3.04     18.29     (2.36)    12.32      7.44       3.95
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
Distributions:
 Dividends (from net
   investment income).....      (0.20)     (0.41)    (0.36)    (0.41)    (0.57)    (0.69)    (1.21)    (1.26)    (1.24)     (1.24)
 Distributions (from
   capital gains).........       0.00      (1.86)    (5.04)    (9.06)    (2.58)    (8.92)    (3.74)    (5.94)    (3.47)     (4.60)
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
 Total Distributions......      (0.20)     (2.27)    (5.40)    (9.47)    (3.15)    (9.61)    (4.95)    (7.20)    (4.71)     (5.84)
                             --------   --------   -------   -------   -------   -------   -------   -------   -------   --------
Net asset value -- end of
 period...................   $  82.29   $  70.41   $ 55.83   $ 59.61   $ 63.27   $ 63.38   $ 54.70   $ 62.01   $ 56.89   $  54.16
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
Total return(a)...........      17.17%     30.28%     2.69%     9.16%     4.84%    33.59%    (3.75)%   21.81%    14.02%      7.20%
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
Ratios/Supplemental Data:
 Net assets -- end of
   period (000 Omitted)...   $137,416   $113,573   $77,929   $86,659   $91,146   $81,732   $69,279   $87,968   $92,983   $119,312
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
 Ratio of expenses to
   average net
   assets(b)..............       2.26%      2.28%     2.25%     2.25%     2.18%     2.22%     2.25%     2.24%     2.21%      2.01%
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
 Ratio of net investment
   income to average net
   assets(b)..............       0.24%      0.64%     0.61%     0.62%     0.90%     1.04%     1.71%     1.84%     1.81%      1.79%
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
 Portfolio turnover
   rate...................         19%        17%       21%       47%       41%       47%       12%       21%       10%        20%
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========
 Average commission rate
   paid(c)................   $ 0.0590         --        --        --        --        --        --        --        --         --
                             ========   ========   =======   =======   =======   =======   =======   =======   =======   ========

---------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The sub-advisor prior to August 2, 1997 voluntarily absorbed certain expenses of the Fund aggregating $3,227 and $23,818 for 1993 and 1990, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1993 and 1990 would have been 2.25% and 2.28%, respectively and the ratio of net investment income to average net assets for 1993 and 1990 would have been 0.62% and 1.68%, respectively.

(c) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

        AIM ADVISOR INCOME FUND (FORMERLY, INVESCO ADVISOR INCOME FUND)

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
 year.........................  $ 52.22   $ 45.33   $ 48.60   $ 47.41   $ 47.77   $ 45.42   $ 45.48   $ 44.45   $ 45.45   $ 50.42
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Investment Operations:
 Net investment income........     2.61      2.44      2.40      2.28      2.57      3.03      3.43      3.32      3.32      2.71
 Net gains or losses on
   securities (both realized
   and unrealized)............    (3.31)     6.91     (3.27)     1.20     (0.37)     2.43     (0.03)     0.88     (0.92)   (3.18)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Total from investment
   operations.................    (0.70)     9.35     (0.87)     3.48      2.20      5.46     (3.40)     4.20      2.40    (0.47)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions:
 Dividends (from net
   investment income).........    (2.65)    (2.46)    (2.40)    (2.29)    (2.56)    (3.11)    (3.46)    (3.27)    (3.30)   (3.35)
 Distributions (from capital
   gains).....................     0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00    (1.15)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
 Total Distributions..........    (2.65)    (2.46)    (2.40)    (2.29)    (2.56)    (3.11)    (3.46)    (3.27)    (3.30)   (4.50)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset value, end of
 period.......................  $ 48.87   $ 52.22   $ 45.33   $ 48.60   $ 47.41   $ 47.77   $ 45.42   $ 45.48   $ 44.55   $ 45.45
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return(a)...............    (1.23)%   21.12%    (1.80)%    7.39%     4.74%    12.46%     7.81%     9.12%     5.59%    (0.90)%
Ratios/Supplemental data:
 Net assets, end of period
   (000 omitted)..............  $26,162   $31,986   $25,467   $42,872   $47,096   $39,104   $41,004   $58,774   $74,309   $81,882
 Ratio of expenses to average
   net assets(b)..............     1.51%     2.19%     2.25%     2.25%     2.25%     2.29%     2.30%     2.35%     2.16%     1.99%
 Ratio of net investment
   income to average net
   assets(b)..................     5.30%     4.94%     5.09%     4.56%     5.48%     6.48%     7.08%     6.98%     6.89%     6.29%
 Portfolio turnover rate......       34%       24%       59%       92%       16%       37%       25%       33%       49%       64%

---------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The sub-advisor prior to August 2, 1997 voluntarily absorbed certain expenses of the Fund aggregating $72,341, $17,720 and $17,632 for 1996, 1995 and 1993, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1996, 1995 and 1993 would have been 1.76%, 2.25% and 2.29%, respectively and the ratio of net investment income to average net assets for 1996, 1995 and 1993 would have been 5.05%, 4.88% and 4.52%, respectively.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

          AIM ADVISOR FLEX FUND (FORMERLY, INVESCO ADVISOR FLEX FUND)

                                                                 YEAR ENDED DECEMBER 31,                                 PERIOD
                                   ------------------------------------------------------------------------------------   ENDED
                                     1996       1995       1994       1993       1992       1991      1990       1989    1988(a)
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
Net asset value, beginning of
 year............................  $  62.64   $  50.50   $  54.16   $  51.04   $  49.35   $  42.26   $ 45.32   $  40.40  $ 40.00
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
Investment operations:
 Net investment income...........      1.18       1.29       1.26       1.10       1.39       1.47      1.64       1.70     0.88
 Net gains or losses on
   securities (both realized and
   unrealized)...................      7.25      12.38      (0.91)      4.22       2.37       8.90     (2.42)      5.18     0.40
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
 Total from investment
   operations....................      8.43      13.67       0.35       5.32       3.76      10.37     (0.78)      6.88     1.28
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
Distributions:
 Dividends (from net investment
   income).......................     (1.17)     (1.29)     (1.25)     (1.09)     (1.35)     (1.49)    (1.75)     (1.65)   (0.88)
 Distributions (from capital
   gains)........................     (3.39)     (0.24)     (2.76)     (1.11)     (0.72)     (1.79)    (0.53)     (0.31)      --
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
 Total Distributions.............     (4.56)     (1.53)     (4.01)     (2.20)     (2.07)     (3.28)    (2.28)     (1.96)   (0.88)
                                   --------   --------   --------   --------   --------   --------   -------   --------  -------
Net Asset value, end of year.....  $  66.51   $  62.64   $  50.50   $  54.16   $  51.04   $  49.35   $ 42.26   $  45.32  $ 40.40
                                   ========   ========   ========   ========   ========   ========   =======   ========  =======
Total return(b)..................     13.61%     27.30%      0.64%     10.48%      7.72%     24.80%    (1.68)%    17.26%    4.45%(c)
Ratios/Supplemental data:
 Net assets, end of period (000
   omitted)......................  $489,918   $399,162   $243,848   $274,349   $165,727   $104,204   $96,772   $101,260  $54,941
 Ratio of expenses to average net
   assets(d).....................      2.26%      2.28%      2.25%      2.25%      2.17%      2.21%     2.25%      2.33%    2.31%(e)
 Ratio of net investment income
   to average net assets(d)......      1.81%      2.28%      2.32%      2.10%      2.81%      3.12%     3.77%      4.08%    4.06%(e)
 Portfolio turnover rate.........        26%         5%        36%        27%        15%        24%       31%        20%       2%
 Average commission rate
   paid(f).......................  $ 0.0549         --         --         --         --         --        --         --       --

---------------

(a) From February 24, 1988, commencement of operations, to December 31, 1988.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not Annualized.
(d) The sub-advisor prior to August 2, 1997 voluntarily absorbed certain expenses of the Fund aggregating $18,993 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.26%, and the ratio of net investment income to average net assets would have been 2.09%.
(e) Annualized.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

     AIM ADVISOR MULTIFLEX FUND (FORMERLY, INVESCO ADVISOR MULTIFLEX FUND)

                                                                                                  PERIOD
                                                               YEAR ENDED DECEMBER 31,         NOVEMBER 17,
                                                            ------------------------------      1993(a) TO
                                                              1996       1995       1994     DECEMBER 31, 1993
                                                            --------   --------   --------   -----------------
Net asset value, beginning of year........................  $  46.71   $  39.13   $  40.16       $  40.00
                                                            --------   --------   --------       --------
Investment operations:
  Net investment income...................................      0.55       0.64       0.62           0.02
  Net gains or losses on securities (both realized and
    unrealized)...........................................      7.31       7.75      (1.03)          0.16
                                                            --------   --------   --------       --------
  Total from investment operations........................      7.86       8.39      (0.41)          0.18
                                                            --------   --------   --------       --------
Distributions:
  Dividends (from net investment income)..................     (0.53)     (0.64)     (0.62)         (0.02)
  Distributions (from capital gains)......................     (1.50)     (0.17)      0.00           0.00
                                                            --------   --------   --------       --------
  Total Distributions.....................................     (2.03)     (0.81)     (0.62)         (0.02)
                                                            --------   --------   --------       --------
Net asset value, end of year..............................  $  52.54   $  46.71   $  39.13       $  40.16
                                                            ========   ========   ========       ========
Total return(b)...........................................     17.03%     21.58%     (1.02)%        (0.46)%(c)
                                                            ========   ========   ========       ========
Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)...................  $266,843   $174,592   $120,220       $ 12,241
                                                            ========   ========   ========       ========
  Ratio of expenses to average net assets.................      2.45%      2.50%      2.49%          2.50%(d)
                                                            ========   ========   ========       ========
  Ratio of net investment income to average net assets....      1.16%      1.53%      2.01%          1.09%(d)
                                                            ========   ========   ========       ========
  Portfolio turnover rate.................................        62%        50%        81%          0.53%
                                                            ========   ========   ========       ========
  Average commission rate paid(e).........................  $ 0.0577          -          -              -
                                                            ========   ========   ========       ========

---------------

(a) Commencement of Operations.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not Annualized.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

    AIM ADVISOR REAL ESTATE FUND (FORMERLY INVESCO ADVISOR REAL ESTATE FUND)

                                                                                   FOR THE PERIOD
                                                                 YEAR ENDED       MAY 1, 1995(a) TO
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Net asset value, beginning of year..........................       $ 43.02             $ 40.00
                                                                  --------            --------
Investment operations:
  Net investment income.....................................          1.30                0.64
  Net gain on securities (both realized and unrealized).....         14.06                3.00
                                                                  --------            --------
  Total from investment operations..........................         15.36                3.64
                                                                  --------            --------
Distributions:
  Dividends (from net investment income)....................         (1.23)              (0.62)
  Distributions (from capital gains)........................         (0.38)               0.00
                                                                  --------            --------
  Total Distributions.......................................         (1.61)              (0.62)
                                                                  --------            --------
Net asset value, end of year................................       $ 56.77             $ 43.02
                                                                  ========            ========
Total return(c).............................................         36.43%               9.12%(b)
                                                                  ========            ========
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted).................       $20,566             $ 5,565
                                                                  ========            ========
  Ratio of expenses to average net assets...................          2.40%               2.40%(d)
                                                                  ========            ========
  Ratio of net investment income to average net assets......          3.21%               4.68%(d)
                                                                  ========            ========
  Portfolio turnover rate...................................            25%                  7%
                                                                  ========            ========
  Average commission rate paid(e)...........................       $0.0601                   -
                                                                  ========            ========

---------------

(a) Commencement of Operations.
(b) Not Annualized.
(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

 AIM ADVISOR INTERNATIONAL VALUE FUND (FORMERLY, INVESCO ADVISOR INTERNATIONAL
                                  VALUE FUND)

                                                                              FOR THE PERIOD
                                                                              MAY 1, 1995(a)
                                                               YEAR ENDED           TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  1996             1995
                                                              ------------   -----------------
Net asset value, beginning of year..........................    $ 44.51           $ 40.00
                                                                -------          --------
Investment operations:
  Net investment income (loss)..............................      (0.05)             0.00
  Net gain on securities (both realized and unrealized).....       9.37              4.51
                                                                -------          --------
  Total from investment operations..........................       9.32              4.51
                                                                -------          --------
Distributions:
  Dividends (from net investment income)....................       0.00              0.00
  Distributions (from capital gains)........................      (0.15)             0.00
                                                                -------          --------
  Total Distributions.......................................      (0.15)             0.00
                                                                -------          --------
Net asset value, end of year................................    $ 53.68           $ 44.51
                                                                =======          ========
Total return(b).............................................      20.99%            11.28%(c)
                                                                =======          ========
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted).................    $51,916           $ 9,467
                                                                =======          ========
  Ratio of expenses to average net assets...................       2.50%             2.50%(d)
                                                                =======          ========
  Ratio of net investment income (loss) to average net
     assets.................................................      (0.16)%            0.03%(d)
                                                                =======          ========
  Portfolio turnover rate...................................          5%                2%
                                                                =======          ========
  Average commission rate paid(e)...........................    $0.0602                 -
                                                                =======          ========

---------------

(a) Commencement of Operations.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not annualized.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

            (FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  AIM ADVISOR CASH MANAGEMENT FUND (FORMERLY, INVESCO ADVISOR CASH MANAGEMENT
                                     FUND)

                                                                     YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------------
                                 1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
 year.........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Investment operations:
 Net investment income........     0.04      0.05      0.03      0.02      0.03      0.05      0.07      0.08      0.07      0.06
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions:
 Dividends (from net
   investment income).........    (0.04)    (0.05)    (0.03)    (0.02)    (0.03)    (0.05)    (0.07)    (0.08)    (0.07)    (0.06)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 year.........................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return(a)...............     4.48%     5.04%     3.30%     2.20%     3.04%     5.08%     7.35%     8.63%     6.90%     5.67%
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Ratios/Supplemental Data:
 Net assets, end of year (000
   omitted)...................  $15,946   $20,439   $15,212   $13,827   $20,431   $17,730   $20,701   $19,902   $32,309   $27,683
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
 Ratio of expenses to average
   net assets(b)..............     1.04%     1.00%     1.00%     0.95%     0.73%     1.00%     1.09%     1.00%     0.88%     1.25%
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
 Ratio of net investment
   income to average net
   assets.....................     4.36%     4.91%     3.23%     2.17%     2.94%     5.04%     7.11%     8.31%     6.90%     5.67%
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

---------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The sub-advisor prior to August 2, 1997 voluntarily absorbed certain expenses of the Fund aggregating $15,099, $38,925, $5,536, and $27,402 for 1993, 1992, 1990 and 1989, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.03%, 0.92%, 1.12%, and 1.11% for the above periods, respectively, and the ratio of net investment income to average net assets would have been 2.09%, 2.75%, 7.08%, and 8.20%, respectively.

--------------------------------------------------------------------------------

ABOUT THE FUNDS

  The Funds are separate series of AIM Advisor Funds, Inc., an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on September 19, 1989. Prior to August 2, 1997 and January 16, 1996 the Company was known as INVESCO Advisor Funds, Inc. and The EBI Funds, Inc., respectively.

  The address of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and the telephone number of each Fund is (713) 626-1919. The address of the Distributor, A I M Distributors, Inc., is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The investment objective of each of the Funds (except the CASH MANAGEMENT
FUND) is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The investment objective of the CASH MANAGEMENT FUND is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of each Fund is a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Fund. Investments of the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND will be managed without regard to whether their distributions to shareholders will be characterized as ordinary income or long-term capital gains (i.e., will not be managed so as to minimize or avoid taxable capital gain distributions), and therefore may be of particular interest to investors who are tax-exempt. The CASH MANAGEMENT FUND is designed for investment by corporations, partnerships, individuals and pension and profit sharing plans. A more detailed discussion of each Fund's investment objective and policies follows. No assurance is or can be given that any Fund will accomplish its investment objectives, as there is some degree of uncertainty in every investment.

  LARGE CAP VALUE FUND. The investment objective of the LARGE CAP VALUE FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Substantially all of the Fund's assets will be invested in common stocks and, to a lesser extent, securities convertible into common stocks. Such securities will generally be issued by companies which are listed on a national securities exchange (e.g., the New York Stock Exchange), or traded in the over-the-counter market, and which usually pay regular dividends. At least 65% of the LARGE CAP VALUE FUND'S investments will consist of equity securities. The LARGE CAP VALUE FUND has established minimum investment standards with respect to its investments in common stocks which are identical to those established by ICM, the Fund's sub-advisor, with respect to the management of large capitalization value portfolios for its private advisory clients. These standards include utilization of a proprietary database consisting of 800 of the largest companies in the United States, each of which is required to have 10 years of financial history in order to be included in the database. The database relates the current price of each stock to each company's historical record and ranks the 800 stocks based on the best relative value. The top 250 stocks are then subjected to fundamental investment analysis, based on which a purchase list of 100 stocks is created, from which investments are selected. When market, business or economic conditions warrant, in the judgment of the Advisor and ICM, that temporary defensive measures should be employed, all or part of the assets of the Fund may be invested temporarily in other securities, including high quality corporate preferred stocks, bonds, debentures or other evidences of indebtedness, and in obligations issued or guaranteed by the United States or any instrumentality thereof, or held in cash.

  INCOME FUND. The investment objective of the INCOME FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. During normal market conditions at least 65% of the INCOME FUND'S investments will consist of income-producing securities. The INCOME FUND hopes to achieve its goal of capital appreciation by selecting fixed income obligations which ICM, the Fund's sub-advisor, believes are of a higher quality than has been generally recognized by the marketplace. If ICM's analysis is correct in these cases, the value of these obligations should increase as the marketplace recognizes the higher quality of the obligations. ICM intends to identify investments which it believes to be underrated (and therefore higher yielding) in light of, among other things, historic and current financial condition of the issuer, current and anticipated cash flow and borrowing requirements, strength of management, responsiveness to business conditions, credit standing and historic and current results of operations. Investors should note that investments in fixed income obligations will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of fixed income obligations in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

  Securities in which the INCOME FUND invests consist primarily of U.S. government obligations and carefully selected fixed income corporate obligations which ICM considers to be of investment grade quality. The INCOME FUND invests only in those corporate obligations which in ICM's opinion have the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the Fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations. For a description of these ratings, see Appendix A to the Statement of Additional Infor-mation. Investments in government obligations will include direct obligations of the U.S. government, such as U.S. Treasury Bills, Notes and Bonds, obligations guaranteed by the U.S. government, such as Government National Mortgage Association obligations, and obligations of U.S. government authorities, agencies and instrumentalities, such as Fannie Mae (formerly, the Federal National Mortgage Association), Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations.

  The INCOME FUND may invest up to 35% of its assets in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), which carry a guarantee from an agency of the U.S. government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered by the sub-advisor to be investment grade quality. For a description of the risks associated with these securities, see "Additional Risk Factors and Policies Relevant to the Funds - Mortgage-Related Securities" below and "Mortgage-Related Securities" in the Statement of Additional Information.

  The INCOME FUND does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and it may acquire such unrated obligations which in the opinion of ICM are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the Fund will be more reliant on ICM's judgment and experience than would be the case if the INCOME FUND invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P may have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Although such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Both credit and market risks as described above are increased by investing in fixed income obligations rated Baa by Moody's and BBB by S&P. For a more detailed description of these ratings, see Appendix A to the Statement of Additional Information.

  ICM will attempt to limit fluctuations in the market value of the INCOME FUND by adopting a more defensive posture during periods of economic difficulty. During such periods the INCOME FUND may acquire high quality short-term money market instruments rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by ICM, at such times, and in such amounts, as in the opinion of ICM seems appropriate. Short-term money market instruments will include, among others, Treasury Bills, bankers' acceptances, certificates of deposit, time deposits, and commercial paper. For a description of these instruments, see Appendix A to the Statement of Additional Information.

  FLEX FUND. The investment objective of the FLEX FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The FLEX FUND invests in a combination of equity securities and fixed and variable income securities. The equity securities acquired by the FLEX FUND are subject to the same standards as those equity securities acquired by the LARGE CAP VALUE FUND. The income securities acquired by the FLEX FUND are subject to the same investment standards applicable to income securities acquired by the INCOME FUND. It is possible that the ability of the Fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations in the income securities portion of its portfolio.

  Typically, a minimum of 20% of the total assets of the FLEX FUND will be invested in equity securities and a minimum of 20% of total assets will be invested in fixed and variable income securities. The remaining 60% of its portfolio will vary in asset allocation according to ICM's assessment of business, economic, and market conditions. ICM's analytical processes associated with making allocation decisions are based upon a combination of historical financial results and current prices for stocks and the current yield to maturity available in the market for bonds. The premium return available from one category relative to the other determines the actual asset deployment. ICM's asset allocation processes are systematic and are based on current information rather than forecasted change. The FLEX FUND seeks reasonably consistent returns over a variety of market cycles.

  MULTIFLEX FUND. The investment objective of the MULTIFLEX FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The Fund seeks to achieve its objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, preferred stocks and securities convertible into common stock) and fixed-income securities, through allocation of its assets among the following five asset classes: stocks of large capitalization companies ("large cap stocks"), stocks of small capitalization companies ("small cap stocks"), fixed-income securities, real estate securities (primarily securities of real estate investment trusts ("REITs"), and international stocks (primarily American Depositary Receipts ("ADRs")). Allocating assets among different types of securities allows the Fund to take advantage of performance opportunities in various sectors of the capital market, while simultaneously providing diversification to reduce the risks of each investment.

  The Fund may invest up to 40% of its assets in each asset class; however, the Fund will normally invest approximately 20% of its assets in each of the five asset classes, which represents the expected allocation when projected returns for the five classes are all normal relative to one another. If the anticipated return for a particular asset class is higher than normal relative to the others on an historical basis, it will be weighted more heavily than it would under "normal" conditions. Conversely, if the anticipated return for a particular asset class is lower than normal relative to the other classes on an historical basis, a smaller percentage of assets (i.e., less than 20%) would be invested in that class. Each asset class is briefly described below:

  Large Cap Stocks. The MULTIFLEX FUND may invest in equity securities of large companies, defined as companies with market capitalizations among the largest 800 publicly traded U.S. corporations at the time of initial purchase. These securities are traded principally on national securities exchanges in the United States, but also may be traded on regional stock exchanges or in the over-the-counter market. Such stocks are more likely to pay regular dividends than the stocks of smaller companies.

  Small Cap Stocks. The MULTIFLEX FUND may invest in small cap securities (i.e., those issued by companies having smaller market capitalizations than the largest 1,000 publicly traded U.S. corporations). These securities typically pay no or minimal dividends, possess higher rates of return on invested capital, and are subject to greater risk than securities of larger companies, such as large price fluctuations which could increase the potential for shortterm gains and losses.

  Fixed Income Securities. The fixed income securities in which the MULTIFLEX FUND may invest consist of securities issued by the U.S. government, its agencies and instrumentalities, corporate securities, mortgage- and asset-backed securities, zero coupon bonds, municipal obligations and foreign currency denominated securities. The MULTIFLEX FUND may invest up to 5% of its assets in corporate bonds rated below Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P at the time of purchase. Investments in corporate bonds rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity, and greater risk. For a further discussion of the special risks associated with investments in lower rated securities, see "Additional Risk Factors and Policies Relevant to the Funds -- High Yield/High Risk Securities." The average maturity of the MULTIFLEX FUND'S investments in fixed income securities will vary depending upon economic and market conditions. During normal market conditions, the MULTIFLEX FUND'S overall maturity will be in the 3.5 to 6.5 year range and is expected to average approximately 5 years over a market cycle. The sub-advisor will seek to adjust the portfolio of fixed income securities held by the Fund to maximize current income consistent with liquidity and the preservation of principal.

  Real Estate Securities. The MULTIFLEX FUND may invest in common stocks of real estate companies, real estate investment trusts ("REITs"), and other real estate related securities. REITs are trusts which sell shares to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both. Health care REITs invest primarily in hospitals, nursing homes, and similar facilities, and are usually nationwide in scope. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REIT.

  International Stocks. The MULTIFLEX FUND may invest in international securities directly or by means of sponsored or unsponsored ADRs. Up to 40% of total assets, measured at the time of purchase, may be invested directly in foreign securities; securities of Canadian issuers and securities purchased by means of sponsored ADRs are not subject to this 40% limitation. See "Additional Risk Factors and Policies Relevant to the Funds -- Foreign Securities."

  IMR, the Fund's sub-advisor, regularly monitors the Fund's investment allocations, and may vary the amount invested in each class depending upon its assessment of business, economic and market conditions. The investment results of the Fund depend upon the sub-advisor's ability to determine correctly the relative attractiveness of various asset classes on a consistent basis. However, market valuations change not only in response to economic factors but to psychological and emotional factors as well. These factors are difficult to interpret and quantify. It is therefore possible that the Fund may have a minimum allocation in stocks during a significant advance in overall stock prices. Similarly, it is possible that the Fund may have a minimum allocation in bonds during a significant advance in overall bond prices.

  There may be temporary periods during which the allocation of assets to each asset class deviates from the specified percentage allocation because of inflows or outflows of cash from the Fund. This is most likely to occur when the sub-advisor has positioned the portfolio assets close to a minimum or maximum constraint for one or more asset classes and the Fund's cash position is altered as a result of purchases and/or redemptions of the Fund's shares. In such cases, IMR will deploy cash or reallocate portfolio assets in a timely fashion (not to exceed seven days) to bring portfolio composition within the specified asset allocation.

  In periods of uncertain economic and market conditions, as determined by the sub-advisor, the Fund may depart from its basic investment objective and assume a temporary defensive position, with a portion of its assets invested in cash or cash equivalents and, within the fixed income asset class, U.S. government and agency securities and investment grade corporate bonds. Cash may be held for defensive purposes up to a maximum of 30% of the Fund's total assets. While the Fund is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Fund to seek to minimize capital losses during market downturns. Under normal market conditions, the Fund does not intend to invest a significant portion of its assets in cash or cash equivalents.

  In managing the equity portion of the portfolio, IMR will apply a combination of quantitative strategies and traditional stock selection methods to a very broad universe of stocks in order to uncover the best possible values. Typically, stocks will be examined quantitatively for their exposure to certain factors which the sub-advisor has identified as helpful in selecting equities which can be expected to have superior future performance. These factors may include earnings-to-price and book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trend, and financial leverage. A stock's expected return is estimated based upon its exposure to these and other factors, and when combined with proprietary estimates of trading costs, a risk-controlled optimal portfolio is generated. Once an initial suggested portfolio has been generated through the computer optimization process, traditional fundamental analysis is utilized to provide a final review before stocks are selected for purchase by the Fund.

  REAL ESTATE FUND. The investment objective of the REAL ESTATE FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The Fund seeks to achieve its objective by investing primarily in publicly traded securities of companies related to the real estate industry. The Fund will not invest directly in private real estate assets.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies which are principally engaged in the real estate industry and are listed on U.S. securities exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Companies listed on NASDAQ are generally smaller-capitalization companies whose securities may be subject to large price fluctuations which could increase the potential for short-term gains or losses. A company is "principally engaged in the real estate industry" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REIT. See "Additional Risk Factors and Policies Relevant to the Funds -- Real Estate Industry Securities."

  The Fund may also invest up to 35% of its total assets in equity, debt, or convertible securities of companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund also may invest up to 35% of its total assets in securities of companies unrelated to the real estate industry which are believed by the sub-advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest all or part of its assets in debt securities of companies related to the real estate industry. Debt securities purchased by the Fund will be limited to those rated at the time of the investment as investment grade by Moody's or S&P or, if unrated, determined by the sub-advisor to be of comparable quality. For a description of these ratings and a discussion of factors relevant to a determination that an unrated security is of comparable quality, see Appendix A to the Statement of Additional Information.

  IRAI, the Fund's sub-advisor, utilizes both fundamental real estate analysis and quantitative securities analysis to select investments for the Fund. The fundamental real estate characteristics of securities included in the qualifying universe are determined by analysis of a company's management and strategic focus and an evaluation of the location, physical attributes and cash flow generating capacity of a company's properties. Each component of the analysis is assigned a weight and each company is systematically ranked to determine which company's securities are to be emphasized in the selection of Fund investments.

  IRAI's quantitative analysis applies a proprietary database and multi-factor regression model to rank individual securities in the qualifying universe from highest to lowest expected returns. Investment consideration is limited to those actively traded securities which are expected to outperform the NAREIT Equity Index over the subsequent three-month period. The NAREIT Equity Index is composed of common stocks of all tax-qualified equity REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

  After ranking each security fundamentally and quantitatively, a diversified portfolio is created through a statistical optimization process. This technique incorporates such factors as expected return, volatility, correlation to other stocks already held in the portfolio, and turnover costs.

  If, in the opinion of the sub-advisor, market conditions warrant a temporary defensive investment strategy, the Fund's assets may be invested in money market instruments and U.S. government securities, or held in cash or equivalents. The Fund may purchase and write put and call options on securities and securities indices. See "Additional Risk Factors and Policies Relevant to the Funds."

  For taxable clients, a portion of the dividends paid by a REIT may be considered return on capital and would not currently be regarded as taxable income. Therefore, depending upon an individual's tax bracket, the dividend yield may have a higher tax effective yield.

  INTERNATIONAL VALUE FUND. The investment objective of the INTERNATIONAL VALUE FUND is to achieve a high total return on investment through capital appreciation and current income, without regard to U.S. or foreign tax considerations. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of foreign equity securities, consisting of common stocks, preferred stocks, warrants, and securities convertible into common stock. Equity securities may include foreign securities registered and traded in U.S. markets, foreign securities traded in foreign markets and ADRs issued as evidence of ownership of foreign securities. The sub-advisor intends to hold securities in its portfolio of companies domiciled in at least four countries. Moreover, consistent with its objective of current income, the Fund may invest up to 35% of its total assets in debt securities rated at the time of investment as investment grade or, if unrated, determined by the sub-advisor to be of comparable quality. For a description of these ratings and a discussion of factors relevant to a determination that an unrated security is of comparable quality, see Appendix A to the Statement of Additional Information.

  Although the Fund intends to invest principally in securities of companies in developed nations, including Europe and the Pacific Rim, it may also invest up to 20% of its total assets in equity securities of companies domiciled in emerging market countries. See "Additional Risk Factors and Policies Relevant to the Funds -- Foreign Securities, Emerging Markets" below for a discussion of the risks associated with such investments.

  IGAM has access to the data and research of the Global Asset Allocation Committee of its parent company, AMVESCAP PLC (formerly INVESCO PLC). See "Management". This worldwide data and research from the parent company, together with the sub-advisor's proprietary database consisting primarily of large and medium capitalization non-U.S. companies, provide investment research and information which aid IGAM in determining which stocks are selected for the Fund.

  Stocks within the sub-advisor's database are subjected to proprietary computer analytical systems designed to compare the price of each stock to various factors which include shareholders' equity per share, historic return on equity, and the company's ability to reinvest earnings for future growth or to pay earnings in the form of dividends. The results of this analysis are then used to assist IGAM in determining the relative value of each stock. Each stock's final selection is based primarily upon IGAM's opinion of the relative value of the stock and takes into account the company's historic and current operating results combined with an analysis of the likelihood of favorable operating results being extended into future years. The final selection of a stock for the Fund may also take into account the sub-advisor's opinion of the attractiveness of the stock to the Fund as a whole based on diversification and risk considerations.

  IGAM does not make country or industry allocation decisions based on worldwide market or industry forecasts. Consequently, the industry and country weightings in the Fund tend to be a by-product of the stock selection process and Fund construction. Given the difficulty of profitably applying aggressive currency management over long periods of time, IGAM tends to incorporate currency hedging strategies only at the extremes of relative valuation ranges.

  When, in the judgment of the sub-advisor, market, business or economic conditions warrant employing temporary defensive measures, the sub-advisor may invest all or part of the assets of the Fund temporarily in securities of U.S. issuers and may, for temporary defensive purposes, invest without limit in (i) money market securities denominated in dollars or in the currency of any foreign country and issued by entities organized in the U.S. or any foreign country, such as short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the government of a foreign country, their agencies or instrumentalities, (ii) finance company and corporate commercial paper and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the sub-advisor, and (iii) repurchase agreements with banks and broker-dealers with respect to such securities.

  Although the Fund invests principally in common stocks, it may also enter into transactions in options on securities, securities indices and currencies, forward currency contracts, futures contracts and related options, and swap agreements. See "Additional Risk Factors and Policies Relevant to the Funds."

  CASH MANAGEMENT FUND. The CASH MANAGEMENT FUND'S investment objective is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective through investment in a diversified portfolio of high-quality, short-term "money market" instruments. These instruments consist of obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances, commercial paper, repurchase agreements, and corporate obligations. For a description of these instruments, see Appendix A to the Statement of Additional Information. The Fund may also place a portion of its assets in interest-bearing accounts with qualifying banks provided the Fund is free to withdraw its assets at any time without suffering any interest reduction or other penalty. Because the Fund invests in high-quality, short-term debt obligations, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk.

  The Fund intends to operate in accordance with the investment restrictions and requirements imposed by federal rules and regulatory interpretations applicable to money market funds, as they may be amended from time to time. These rules, generally, restrict the Fund's investments to high-quality short-term, liquid securities which are determined to present minimal credit risk, and set specific limits on the Fund's dollar-weighted average portfolio maturity.

--------------------------------------------------------------------------------

ADDITIONAL RISK FACTORS AND POLICIES RELEVANT TO THE FUNDS

  REPURCHASE AGREEMENTS. Each of the Funds, except the LARGE CAP VALUE FUND, may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the Investment Company Act of 1940 (the "1940 Act"), is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the particular Fund's assets. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Funds if the other party to the repurchase agreement becomes insolvent. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Fund's securities subject to repurchase agreements exceed 50% (75% as to the CASH MANAGEMENT FUND) of the total assets of such Fund entering into such agreements. It is intended for these Funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Directors will monitor the creditworthiness of such entities.

  FOREIGN SECURITIES. The MULTIFLEX FUND and INTERNATIONAL VALUE FUND may invest directly in foreign equity securities and the LARGE CAP VALUE FUND, FLEX FUND, MULTIFLEX FUND and INTERNATIONAL VALUE FUND may invest in foreign securities represented by ADRs, as described below. The MULTIFLEX FUND and INTERNATIONAL VALUE FUND may also invest in foreign currency-denominated fixed income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

  ADRs provide a method whereby the LARGE CAP VALUE FUND, FLEX FUND, MULTIFLEX FUND and INTERNATIONAL VALUE FUND may invest in securities issued by companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The LARGE CAP VALUE FUND and FLEX FUND intend to invest only in sponsored ADRs. The MULTIFLEX FUND and INTERNATIONAL VALUE FUND may invest in both sponsored and unsponsored ADRs.

  Since certain Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, as well as ADRs with respect to such securities, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of such ADRs and securities in the Funds and the unrealized appreciation or depreciation of such investments. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar and ADRs.

  EMERGING MARKETS. The INTERNATIONAL VALUE FUND may invest in securities of companies domiciled in emerging market countries. Investment in emerging market countries presents risks greater in degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the INTERNATIONAL VALUE FUND. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

  OPTIONS. Each Fund, except the CASH MANAGEMENT FUND, may purchase and write put and call options on securities. The purpose of engaging in put and call transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes.

  A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Each Fund, except the CASH MANAGEMENT FUND, may also buy or sell put and call options on foreign securities and foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

  FUTURES CONTRACTS and OPTIONS on FUTURES CONTRACTS. Each Fund, other than the CASH MANAGEMENT FUND, may enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will not be used for speculation but only as a hedge against anticipated interest rate changes. A Fund also may use options to purchase or sell covered interest rate futures contracts or debt securities and may write covered call options and cash secured puts. Covered call options and cash secured puts will not exceed 25% of total assets. Each Fund, except the CASH MANAGEMENT FUND, may invest in commodity futures contracts and options, foreign currency futures contracts and options, and stock index futures contracts and options thereon. Such contracts may not be entered into for speculative purposes. When a Fund purchases a futures contract, an amount of cash or liquid securities equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with an approved custodian to collateralize the position and thereby ensure that such futures contract is "covered."

  The Funds are subject to certain restrictions on their use of financial futures contracts and options. A Fund will not enter into financial futures contracts or purchase options on financial futures contracts if, after such a transaction, the sum of initial margin deposits on the open financial futures contracts and of premiums paid on open options on financial futures contracts would exceed 5% of the Fund's total assets. Subject to the provisions of the Company's fundamental investment policies, a Fund will not enter into financial futures contracts or write options (except to close out open positions) if, after such a transaction, the aggregate principal amount of all open financial futures contracts and all options under which the Fund is obligated would exceed 100% of the Fund's total assets. A Fund will not purchase put and call options on debt securities if, after such a transaction, the sum invested for premiums in such options exceeds 2% of the Fund's total assets.

  There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The MULTIFLEX FUND and INTERNATIONAL VALUE FUND may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. A Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

  SWAP AGREEMENTS. Each Fund, except the CASH MANAGEMENT FUND, may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see Appendix A to this Prospectus and the Statement of Additional Information under "Distributions and Tax Information."

  MORTGAGE-RELATED SECURITIES. As described under "Investment Objectives and Policies," the INCOME FUND may invest in mortgage pass-through securities and CMOs, and the MULTIFLEX FUND may invest in mortgage-related securities, including CMOs and mortgage-backed bonds, and asset-backed securities.

  Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

  Payment of principal and interest on some mortgage pass-through securities may be guaranteed as to principal and interest (but not as to market value) by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("FHLMC"), which, while not supported by the full faith and credit of the U.S. government, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations). For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Related Securities" in the Statement of Additional Information.

  CMOs -- are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Portfolios, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio's diversification tests.

  Mortgage-backed bonds -- are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and Fannie Mae and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

  Asset-backed securities -- are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. For further information on these securities, see the Statement of Additional Information.

  RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

  Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

  For further information, see the Statement of Additional Information.

  ZERO COUPON OBLIGATIONS. The MULTIFLEX FUND may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

  REAL ESTATE INDUSTRY SECURITIES. Because each of the MULTIFLEX FUND and REAL ESTATE FUND invests in securities of companies engaged in the real estate industry, it could conceivably own real estate directly as a result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

  In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

  HIGH YIELD/HIGH RISK SECURITIES. The MULTIFLEX FUND may invest up to 5% of assets in securities rated lower than Baa by Moody's or BBB by S&P, but rated at least Ba by Moody's or BB by S&P or, if unrated, determined by the Fund's sub-advisor to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield," "high risk," or "junk" bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities or payment-in-kind securities (which pay interest in the form of additional securities), the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Moreover, a Fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise would continue to be held. Shareholders will be taxed on these distributions.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The sub-advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the sub-advisor deems it in the best interest of the shareholders.

  DELAYED DELIVERY TRANSACTIONS ("FORWARD COMMITMENTS"). The MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside, and maintain until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

  FUND SECURITIES LOANS. Each of the Funds, except the CASH MANAGEMENT FUND, may lend limited amounts of portfolio securities (not to exceed 10% of total assets) to broker-dealers or other institutional investors. (See the Statement of Additional Information.)

  PORTFOLIO TURNOVER. Generally, the rate of portfolio turnover will not be a limiting factor when the Funds deem changes appropriate; however, it is anticipated that no Fund's annual portfolio turnover rate generally will exceed 100%. In any particular year, however, market conditions could result in portfolio activity at a greater rate than anticipated. Fund turnover rate, along with the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The Directors of the Company, on behalf of the Funds, have adopted certain investment restrictions which are fundamental policies and may not be changed as to any Fund without the approval of the holders of a majority of such Fund's outstanding voting securities (which in this Prospectus means, as to each Fund, the vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities). The Statement of Additional Information contains, under the heading "Investment Restrictions," specific enumerated investment restrictions which govern the investments of each Fund. The Company's investment restrictions include, among others, limitations with respect to the percentage of the value of any Fund's total assets that may be invested in any one company or any one industry.

  All of the Funds are "diversified" for purposes of the 1940 Act. It is a fundamental restriction applicable to the MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND that, with respect to 75% of each Fund's assets, the Fund will not purchase a security (other than a security issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the assets of the Fund would be invested in the securities of the issuer. With respect to the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND and CASH MANAGEMENT FUND, these diversification requirements are applied to 100% of the Fund's total assets.

  Except for the Funds' investment objectives and those investment policies of a Fund specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval. Such changes may result in a Fund having investment objectives different from the investment objectives which the shareholder considered appropriate at the time of investment in the Fund. For a description of each Fund's fundamental and non-fundamental investment policies, see "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested in the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreements with State Street Bank and Trust Company as the custodian. The day-to-day operations of each Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly-owned subsidiary of AMVESCAP PLC, which with its subsidiaries is an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. Information concerning the Board of Directors may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as investment advisor to each of the Funds. AIM has been engaged in the investment advisory business since 1976, and is an indirect wholly owned subsidiary of AMVESCAP PLC, which with its subsidiaries is an independent management investment group engaged in institutional investment management and retail market fund businesses in the United States, Europe and the Pacific region.

  SUB-ADVISORS. The sub-advisor to the LARGE CAP VALUE FUND, INCOME FUND, and FLEX FUND is INVESCO Capital Management, Inc., a Delaware corporation having its principal office at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. ICM also has an advisory office in Coral Gables, Florida, and a marketing office in San Francisco, California and has been engaged in the investment advisory business since 1979. ICM currently manages in excess of $40 billion of assets for its customers, and it believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). ICM currently sponsors one investment company, INVESCO Treasurer's Series Trust, which currently offers two portfolios. In addition, ICM furnishes investment advice to the following other investment companies: The Large Cap Value Fund of the Prudential Target Portfolio Trust, the Sentinel World Fund, the Frank Russell Canada Fund, the Russell Large Cap Fund, certain portfolios of the INVESCO Variable Investment Funds, Inc., and certain portfolios of INVESCO Value Trust. Funds are supervised by investment managers who utilize ICM's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

  The sub-advisor to the MULTIFLEX FUND is INVESCO Management & Research, Inc., a Massachusetts corporation having its principal office at 101 Federal Street, Boston, Massachusetts 02110. IMR has been engaged in the investment advisory business since 1969. IMR currently manages $2.1 billion of assets for its customers, predominately in pension and endowment accounts. IMR currently sponsors one investment company, The Commonwealth Investment Trust, which consists of one portfolio.

  The sub-advisor to the REAL ESTATE FUND is INVESCO Realty Advisors, Inc., a Texas corporation having its principal office at One Lincoln Centre, Suite 1200, 5400 LBJ Freeway/LB-2, Dallas, Texas 75240. IRAI has been a registered investment advisor and qualified professional asset manager since 1983. IRAI currently manages $2.7 billion of assets for its customers. As of December 31, 1996, IRAI's portfolio contained 98 properties totalling over 26.5 million square feet of commercial real estate and 13,651 apartment units. IRAI currently advises one other mutual fund; INVESCO Realty Fund.

  The sub-advisor to INTERNATIONAL VALUE FUND is INVESCO Global Asset Management, a Bermuda corporation having its principal office at Cedar House, 41 Cedar Avenue, Hamilton, HM 12 Bermuda. IGAM is registered as an investment advisor under the Investment Advisors Act of 1940. IGAM's responsibilities include analyzing global economic trends and establishing AMVESCAP PLC's global investment asset allocations for AMVESCAP PLC affiliates in addition to managing $11 million in assets, as of December 31, 1996.

  AIM and ICM provide general investment advice and portfolio management to the LARGE CAP VALUE FUND, INCOME FUND and FLEX FUND. AIM and IMR provide general investment advice and portfolio management to the MULTIFLEX FUND. AIM and IGAM provide general investment advice and portfolio management to INTERNATIONAL VALUE FUND. AIM and IRAI provide general investment advice and portfolio management to the REAL ESTATE FUND. AIM, ICM, IGAM, IRAI and IMR are indirect wholly owned subsidiaries of AMVESCAP PLC, formerly AMVESCO PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Shareholders approved a name change for AMVESCO PLC to

AMVESCAP PLC effective May 8, 1997. ICM, IGAM, IRAI and IMR will continue to operate under their existing names. AMVESCAP PLC has approximately $165 billion in assets under management.

  The former directors of the Company, at a meeting held on March 26, 1997, voted to approve a consolidation of the Company's services with those of The AIM Family of Funds--Registered Trademark--. A I M Management Group Inc., a financial services holding company located in Houston, Texas, is the parent corporation of AIM. On July 9, 1997, shareholders of the Company approved (1) a new investment advisory contract with AIM with terms substantially identical to those of the Company's prior investment advisory contract with INVESCO Services, Inc. ("ISI"), (2) five sub-advisory arrangements reflecting this change and that ICM will no longer be sub-advisor to INTERNATIONAL VALUE FUND and CASH MANAGEMENT FUND, (3) a new sub-advisory contract between AIM and IGAM with respect to INTERNATIONAL VALUE FUND and (4) a new board of directors consisting of persons who are currently directors of The AIM Family of Funds. There will be no change in the identities of the current sub-advisors, except that CASH MANAGEMENT FUND will no longer have a sub-advisor, and will instead, be directly advised by AIM and IGAM will act as sub-advisor to INTERNATIONAL VALUE FUND. As a result of these changes, A I M Distributors, Inc. is the Company's principal underwriter and certain other affiliated and unaffiliated service providers to the AIM Funds provide services to the Company. The changes are not expected to increase fees payable by the Company or any Fund for services.

  Under the respective Investment Advisory and Sub-Advisory Agreements (the "Advisory Agreements") with the Company, AIM, subject to the supervision of the Directors, and the sub-advisors, subject to the supervision of AIM and the Directors (see the Statement of Additional Information under "Officers and Directors"), and in conformance with each Fund's stated policies, manage the Funds' investment operations. In this regard, it will be the responsibility of the respective sub-advisor (subject to the supervision of the Advisor) not only to make investment decisions for the Funds, but also to place purchase and sale orders for the portfolio transactions of the Funds. The Advisor and sub-advisors may follow a policy of considering sales of shares of the Company as a factor in the selection of broker-dealers to execute portfolio transactions. See the Statement of Additional Information under "Brokerage and Portfolio Transactions." In fulfilling its responsibilities, the Advisor may engage the services of other investment managers with respect to one or more of the Funds, subject to approval of the Board of Directors.

  PORTFOLIO MANAGERS. Information about the individual portfolio managers responsible for management of the Funds, including their business experience for the past five years, is provided below.

LARGE CAP VALUE FUND

Michael C. Harhai, C.F.A.   Portfolio Manager, ICM (March 1993 to present);
  Portfolio Manager         Senior Vice President and Manager, Sovran Capital
                            Management Corp. (Jan. 1992 to March 1993); Senior
                            Vice President and Portfolio Manager, C&S/Sovran
                            Capital Management (July 1991 to Jan. 1992); Senior
                            Vice President and Portfolio Manager, Citizens &
                            Southern Investment Advisors, Inc. (Jan. 1984 to July
                            1991). Chartered Financial Analyst. Trustee, Atlanta
                            Society of Financial Analysts. Mr. Harhai has managed
                            the Equity Portfolio since July 1993.

R. Terrence Irrgang, C.F.A. Portfolio Manager, ICM (April 1992 to present);
  Assistant Portfolio       Consultant, Towers, Perrin, Forster & Crosby (Oct.
  Manager                   1988 to April 1992). Chartered Financial Analyst.
                            Atlanta Society of Financial Analysts. Mr. Irrgang
                            has assisted in managing the LARGE CAP VALUE FUND
                            since July 1993.

INCOME FUND

James O. Baker, C.F.A.      Portfolio Manager, ICM (Oct. 1992 to present);
  Portfolio Manager         Portfolio Manager, Willis Investment Counsel (Dec.
                            1990 to Oct. 1992); Broker, Morgan Keegan (Dec. 1989
                            to Dec. 1990); Broker, Drexel Burnham Lambert (April
                            1985 to Dec. 1990). Chartered Financial Analyst. Mr.
                            Baker has managed the INCOME FUND since July 1993.

Ralph H. Jenkins, Jr.,      Vice President, ICM (Dec. 1991 to present); Portfolio
C.F.A.                      Manager, ICM (Jan. 1988 to present). Chartered
  Assistant Portfolio       Financial Analyst. Chartered Investment Counselor.
  Manager                   Atlanta Society of Financial Analysts. Mr. Jenkins
                            has assisted in managing the INCOME FUND since 1989.

FLEX FUND

Edward C. Mitchell, Jr.,    Chairman and Director, ICM (March 1997 to present)
C.F.A.                      President and Director, ICM (Jan. 1992 to March
  Portfolio Manager         1997); Vice President and Director, ICM (Jan. 1979 to
                            Dec. 1991). Chartered Financial Analyst. Chartered
                            Investment Counselor. Past President, Atlanta Society
                            of Financial Analysts. Mr. Mitchell has managed the
                            FLEX FUND since its commencement of operations in
                            February 1988.

Margaret (Peg) W. Durkes,  Portfolio Manager, ICM (July 1993-Present); Vice
C.F.A.                     President and Portfolio Manager, Sovran Capital
  Assistant Portfolio      Management (July 1991-July 1993); Chartered Financial
  Manager                  Analyst; Atlanta Society of Financial Analysts. Ms.
                           Durkes has assisted in managing the Flex Fund since
                           August 1997.

David S. Griffin, C.F.A.   Portfolio Manager, ICM (March 1991 to present);
  Assistant Portfolio      Mutual Fund Sales, ISI (Feb. 1986 to March 1991).
  Manager                  Chartered Financial Analyst. Atlanta Society of
                           Financial Analysts. Mr. Griffin has assisted in managing the FLEX FUND since July 1993.

MULTIFLEX FUND

Robert S. Slotpole         Vice President and Portfolio Manager, IMR (June 1993
  Portfolio Manager        to present); Portfolio Manager, Hamilton Partners
                           (February 1992 to June 1993); Vice President and
                           Portfolio Manager, The First Boston Corporation (May
                           1985 to February 1992). Mr. Slotpole is responsible for the asset allocation decisions regarding the Fund's investments in its five asset classes. Mr.
                           Slotpole is assisted by a team of analysts, each of whom specializes in one of the asset classes in which the Fund may invest. Each analyst is also responsible for the security selection in his asset class within the overall asset allocation parameters and security selection methodologies established by IMR. Mr.
                           Slotpole has managed the MULTIFLEX FUND since July 1,
                           1994.

REAL ESTATE FUND

  IRAI employs a team of portfolio managers who are collectively responsible for the investment decisions relating to the REAL ESTATE FUND.

INTERNATIONAL VALUE FUND

W. Lindsay Davidson        Portfolio Manager, IGAM (August 2 to present);
  Portfolio Manager        Portfolio Manager, ICM (April 1993 to August 2);
                           Portfolio Manager, INVESCO Asset Management Limited
                           (May 1984 to March 1993). Mr. Davidson has managed the International Value Fund since its commencement of operations in May 1995.

  For the services to be rendered and the expenses to be assumed by the Advisor under the Investment Advisory Agreement, each of the Funds pays to the Advisor an advisory fee which is computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. See "Determination of Net Asset Value."

  On an annual basis, the advisory fee is equal to 0.75% of the average net asset value of each of the LARGE CAP VALUE FUND and FLEX FUND; 0.90% of the average net asset value of the REAL ESTATE FUND; 1.00% of the average net asset value of each of the MULTIFLEX FUND and INTERNATIONAL VALUE FUND; 0.50% of the average net asset value of the CASH MANAGEMENT FUND, and 0.65% of the average net asset value of the INCOME FUND (the previous advisor agreed to waive advisory fees payable by the INCOME FUND for a three-year period beginning October 1, 1995, so that the advisory fee would not exceed 0.40% of average daily net assets. AIM has voluntarily agreed to assume the remaining term of the previous advisor's commitment).

  For services rendered to the LARGE CAP VALUE FUND, INCOME FUND and FLEX FUND, by ICM under those Funds' Sub-Advisory Agreement, AIM pays to ICM a sub-advisory fee which is computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value using for each daily calculation the most recently determined net asset value of the Fund. See "Determination of Net Asset Value." On an annual basis, the sub-advisory fee is equal to 0.20% of the average net asset value of the Fund for each of the LARGE CAP VALUE FUND and FLEX FUND, and 0.10% of the average net asset value of the INCOME FUND.

  For services rendered to the MULTIFLEX FUND by IMR under that Fund's Sub-Advisory Agreement, AIM pays to IMR a sub-advisory fee which is computed daily and paid as of the last day of each month on the basis of the Portfolio's daily net asset value using for each daily calculation the most recently determined net asset value of the Fund. See "Determination of Net Asset Value." On an annual basis, the sub-advisory fee is equal to the following: 0.35% of average net assets on the first $500 million of assets and 0.25% of average net assets on assets in excess of $500 million.

  For services rendered to the REAL ESTATE FUND by IRAI under that Fund's Sub-Advisory Agreement, AIM pays to IRAI a sub-advisory fee which is computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value using for each daily calculation the most recently determined net asset value of the Fund. See "Determination of Net Asset Value." On an annual basis, the sub-advisory fee is equal to 0.35% of average net assets on the first $100 million of assets and 0.25% of average net assets on assets in excess of $100 million.

  For services rendered to the INTERNATIONAL VALUE FUND by IGAM under that Fund's Sub-Advisory Agreement, AIM pays to IGAM a sub-advisory fee which is computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value using for each daily calculation the most recently determined net asset value of the Fund. See "Determination of Net Asset Value." On an annual basis, the sub-advisory fee is equal to 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million.

  As manager to the Company, AIM also provides operating services pursuant to an Operating Services Agreement with the Company. Under the Operating Services Agreement, each Fund pays to the Manager an annual fee of 0.45% of daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provides that the Manager pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses.

  The combined effect of the Advisory Agreements, Operating Services Agreement, and Plan of Distribution of the Company (see "Distribution Plan" below) is to place a cap or ceiling on the total expenses of each Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Funds for a period of three years beginning August 2, 1997, provided that expense ratios might change within this period in the event one or more Funds were reorganized or merged with another fund. Any such reorganization or merger would require approval by shareholders of the affected Fund(s). To the extent that expenses exceed the amounts listed below, AIM will waive its fees or reimburse the Fund to assure that expenses do not exceed the designated maximum amounts as qualified above. The expense ceilings include reductions at larger asset sizes to reflect anticipated economies of scale as the Funds grow in size.

  If, in any calendar quarter, the average net assets of each of the LARGE CAP VALUE FUND or FLEX FUND are less than $500 million, each Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C. If, in any calendar quarter, the average net assets of the MULTIFLEX FUND or INTERNATIONAL VALUE FUND are less than $100 million, expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. If, in any calendar quarter, the average net assets of the REAL ESTATE FUND are less than $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. In any calendar year, the expenses of the INCOME FUND may not exceed 1.35% for Class A and 1.70% for Class C, and the expenses of the CASH MANAGEMENT FUND may not exceed 0.95% of average net assets. The Advisor has agreed to reimburse the INCOME FUND for a three-year period beginning October 1, 1995, so that the expenses shall not exceed 1.10% for Class A and 1.45% for Class C of average net assets per annum.

  The Advisor and Sub-Advisors permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and Sub-Advisors' personnel to conduct their personal investment activities in a manner that the Advisor and Sub-Advisors believe is not detrimental to the Funds or the Advisor's and Sub-Advisors' other advisory clients. See the Statement of Additional Information for more detailed information.

  DISTRIBUTOR. A I M Distributors, Inc., the Funds' distributor (the "Distributor"), a wholly owned subsidiary of AIM, is the principal underwriter of the Company under a separate Distribution Agreement (the "Distribution Agreement"). The Distributor is also the principal underwriter for other investment companies. The Distributor acts as agent upon the receipt of orders from investors. The Distributor's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

  The Distributor will be reimbursed for distribution-related expenses by the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND pursuant to the plans of distribution promulgated pursuant to Rule 12b-1 under the 1940 Act, as described under "Distribution Plan" herein and in the Statement of Additional Information under "Distribution of Shares." The CASH MANAGEMENT FUND does not have a plan of distribution under Rule 12b-1.

  DISTRIBUTION PLAN. Rule 12b-1 under the 1940 Act ("Rule 12b-1") permits investment companies to use their assets to bear expenses of distributing their shares if they comply with various conditions. Pursuant to Rule 12b-1, the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND have adopted plans of distribution for each Class. The CASH MANAGEMENT FUND has not adopted a plan of distribution for either class.

  Class A Distribution Plan. The Class A Plan provides that each Fund (except the CASH MANAGEMENT FUND and INCOME FUNDS) may make payments to AIM Distributors which may not exceed a maximum annual rate of 0.35% of the average daily net assets of the Funds attributable to Class A shares, to cover certain distribution and shareholder service expenses. The INCOME FUND payments under the Class A Plan may not exceed a maximum annual rate of 0.25% of that Fund's average daily net assets. In general, these amounts up to a maximum annual rate of 0.25% are used for the payment to broker-dealers (including, for this purpose, certain other qualifying financial institutions) as a "service fee" for providing account maintenance or personal service to existing shareholders. The directors are authorized to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

  Class C Distribution Plan. The Class C Plan provides that each Fund (except the CASH MANAGEMENT FUND) may make payments to AIM Distributors which may not exceed a maximum daily rate of 0.60% of the INCOME FUND'S average daily net assets attributable to its Class C shares, and 1.0% of the other Funds' average daily net assets attributable to their respective Class C shares, to cover certain distribution and shareholder service expenses. This expense includes the payment calculated at an annual rate of 0.25% of average annual net assets to broker-dealers as a "service fee" for providing account maintenance or personal service to existing shareholders. The directors are authorized to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

  Although Class C shares are sold without an initial sales charge, AIM Distributors may pay a sales commission to dealers who sell Class C shares of the relevant Funds. These sales commissions may equal 0.60% on sales of INCOME FUND and 1.0% on all other Funds. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions. In addition, in order to further compensate dealers (including, for this purpose, certain other qualifying financial institutions) for services provided in connection with sales of Class C shares and the maintenance of shareholder accounts, AIM Distributors makes quarterly payments to qualifying dealers and qualifying financial institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers are designated as the dealer of record. AIM Distributors makes such payments up to a maximum annual rate of 1.0% (0.60% for INCOME FUND), of the average net asset value of Class C shares sold by such broker-dealers or qualifying financial institutions, which are outstanding on the books of such Funds for each month, subject to the annual limitations described above. When a sales commission has been paid to the selling broker-dealer or qualifying financial institution, additional quarterly payments will not be made until after the first full year.

  GENERAL. AIM Distributors may suspend or modify the payments made to dealers or other qualifying financial institutions under the Plans described above, and such payments are subject to the continuation of the Distribution Plans by the directors, the terms of selling or shareholder servicing agreements between dealers and AIM Distributors, and any applicable limits imposed by the NASD. For additional information concerning the Fund's plans of distribution, see the Statement of Additional Information under "Distribution of Shares."

--------------------------------------------------------------------------------

CAPITALIZATION

  The authorized capital stock of the Company consists of 10,075,000,000 shares of common stock having a par value of $.001 per share. The authorized capital stock of the Company has been classified as 10,000,000 shares of each of the LARGE CAP VALUE FUND, INCOME FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND; 15,000,000 shares of MULTIFLEX FUND; 20,000,000 shares of FLEX FUND; and 10,000,000,000 shares of the CASH MANAGEMENT FUND. Authorized shares of each Fund are divided between Class A and Class C shares, as follows:

                         FUND NAME                            CLASS A SHARES    CLASS C SHARES
                         ---------                            --------------    --------------
LARGE CAP VALUE FUND........................................      5,000,000         5,000,000
FLEX FUND...................................................      7,500,000        12,500,000
MULTIFLEX FUND..............................................      5,000,000        10,000,000
INTERNATIONAL VALUE FUND....................................      5,000,000         5,000,000
REAL ESTATE FUND............................................      5,000,000         5,000,000
INCOME FUND.................................................      5,000,000         5,000,000
CASH MANAGEMENT FUND........................................  5,000,000,000     5,000,000,000

  The Company's Articles of Incorporation provide that the obligations and liabilities of each Fund or class, as applicable, are restricted to the assets of the particular Fund or class, as applicable, and generally do not extend to the assets of the other Funds or classes of the Company.

  There are no conversion or preemptive rights in connection with any shares of the Company, nor are there cumulative voting rights with respect to the shares of the Company. Each of the Funds' shares has equal voting rights, except that only shares of the respective Fund or class are entitled to vote on matters concerning only that Fund or class. (See, also, "Miscellaneous," below.) Each class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities applicable to each class, including distribution and shareholder servicing charges.

  All issued and outstanding shares of the Company will be fully paid and nonassessable and will be redeemable at the net asset value per share (subject to any applicable contingent deferred sales charge). Unless specifically requested in writing by a shareholder, the interests of shareholders in the Company will not be evidenced by a certificate or certificates representing shares of the Company.

--------------------------------------------------------------------------------

SHAREHOLDER REPORTS

  Each Fund will issue to each of its shareholders semiannual and annual reports containing each Fund's financial statements, including selected financial highlights and a schedule of each Fund's portfolio securities. The federal income tax status of shareholder distributions will also be reported to shareholders after the end of each year.

  Shareholders having any questions concerning any of the Funds may call the Distributor. The toll-free telephone number is (800) 347-4246.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

  From time to time the Fund may provide yield and total return figures for the Funds and their classes in advertisements and in reports and other communications to shareholders.

  "Average annual total return" and "total return" figures represent the increase (or decrease) in the value of an investment in the particular Fund and class over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of the class. Quotations of average annual total return represent an average annual compounded rate of return on a hypothetical investment in the Fund and class over a period of 1, 5, and 10 years ending on the most recent calendar quarter close. Quotations of total return, which are not annualized, reflect actual earnings and asset value fluctuations for the periods indicated. Both types of return are based on past experience and do not guarantee future results.

  Funds other than the CASH MANAGEMENT FUND may provide quotations of "yield," "dividend yield," and "distribution yield" for each class. Quotations of yield for these Funds will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses of the class accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  Dividend yield is a measure of investment return during a specified period based on dividends actually paid by a class during that period. Dividend yield is calculated by totaling the dividends paid by a class during the specified period and dividing that sum by the net asset value per share of the class on the last day of the period. Where the dividend yield is calculated for a period of less than a year, results may be annualized. Distribution yield is computed in the same way, but includes distributions paid from capital gains realized by the class, as well as dividends from its net investment income.

  In addition, from time to time the CASH MANAGEMENT FUND advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the CASH MANAGEMENT FUND refers to the net income generated by an investment in the CASH MANAGEMENT FUND over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the CASH MANAGEMENT FUND is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" is based on historical earnings and is not intended to indicate future performance. Additional performance information is contained in the Statement of Additional Information (see "Performance Information"), as well as in the Fund's Annual Report to Shareholders, both of which are available upon request without charge.

  Performance information for a Fund may be compared in advertisements, sales literature, and reports to shareholders to: (i) unmanaged indices, such as the S&P's 500 Stock Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indices, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Lehman Brothers Municipal Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government Corporate Index and the NAREIT Equity Index; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

--------------------------------------------------------------------------------

MISCELLANEOUS

  As stated above, the Funds are series of the Company. The Fund, as a Maryland corporation, is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an advisory contract, or as may be required by applicable law or the Company's Articles of Incorporation or By-Laws. Meetings of shareholders will be called upon written request of shareholders holding in the aggregate at least 10% of the Company's outstanding shares. The directors will provide appropriate assistance to shareholders, in compliance with provisions of the 1940 Act, if such a request for a meeting is received. Each shareholder receives one vote for each share owned, except that only shares of the respective Fund or class are entitled to vote on matters concerning only that Fund or class and each Fund and class shall have separate voting rights on matters as to which the interests of the Fund or class differ from the interests of any other Fund or class, to the extent required by applicable law, regulation and regulatory interpretation.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND*             AIM GLOBAL GROWTH FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL INCOME FUND
            AIM ADVISOR INCOME FUND                       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM HIGH YIELD FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INCOME FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERMEDIATE GOVERNMENT FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM ASIA-PACIFIC GROWTH FUND                  AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND*
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND*
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM EUROPEAN CAPITAL GROWTH FUND              AIM VALUE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM WEINGARTEN FUND

* Shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                   MCF-AEF 06/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND), collectively, the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT
FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                   MCF-AEF 06/97

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25          5.54         4.50
 $ 50,000 but less than $  100,000                   4.75          4.99         4.00
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   3.00          3.09         2.50
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%         4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00          4.17         3.25
 $100,000 but less than $  250,000                   3.75          3.90         3.00
 $250,000 but less than $  500,000                   2.50          2.56         2.00
 $500,000 but less than $1,000,000                   2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                   MCF-AEF 06/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%         1.01%        0.75%
 $100,000 but less than $  250,000                   0.75          0.76         0.50
 $250,000 but less than $1,000,000                   0.50          0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds. Payment with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitute an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME
FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission [plus financing costs].

                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. The Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT
     FUND) are subject, however, to Class A and C Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem -- Multiple Distribution System."

     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM CASH RESERVE SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution
     System -- Class C Shares"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND, are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

                                                                   MCF-AEF 06/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;

                                                                   MCF-AEF 06/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM

                                                                   MCF-AEF 06/97

Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or

                                                                   MCF-AEF 06/97
repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, not subject to a contingent deferred sales charge, Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, Class C shares not subject to a contingent deferred sales charge, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-FREE INTERMEDIATE SHARES or AIM TAX-EXEMPT CASH FUND can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A shares subject to a contingent deferred sales charge, or Class B or Class C shares subject to a contingent deferred sales charge of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the

                                                                   MCF-AEF 06/97
draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE SHARES
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME
     CLASS A                           FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES
     VALUE FUND -- CLASS A             FUND -- CLASS A                       AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A            AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                   -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT               AIM TAX-EXEMPT CASH FUND
   AIM ADVISOR REAL ESTATE             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIA-PACIFIC GROWTH             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT             OF CONNECTICUT
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN CAPITAL GROWTH
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM ADVISOR CASH MANAGEMENT FUND or AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares and shares of all other AIM Funds may be exchanged for Class A shares, except for Class A shares of AIM ADVISOR CASH MANAGEMENT FUND; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares, except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND; (vi) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (vii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and
(viii) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE

                                                                   MCF-AEF 06/97

(WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                       MULTIPLE CLASS FUNDS:
                                                             LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                      FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------             -----------------------  -----------------  --------------  --------------
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds    Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund or any     Fund or any Lower Load
                    Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds    Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                    acquired upon exchange of any
                    Load Fund. Otherwise, difference
                    in sales charge will apply.
No Load Funds.....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                    were directly purchased. Net       Load shares were
                    Asset Value if No Load shares      acquired upon exchange
                    were acquired upon exchange of     of shares of any Load
                    shares of any Load Fund.           Fund or any Lower Load
                    Difference in sales charge will    Fund; otherwise, Of-
                    apply if No Load shares were       fering Price.
                    acquired upon exchange of Lower
                    Load Fund shares.
Multiple Class
  Funds:
  Class B.........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C.........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and

                                                                   MCF-AEF 06/97

Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds or among Class C shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                   MCF-AEF 06/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of the AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B or Class C shares.

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

                                                                   MCF-AEF 06/97

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow
                                                                   MCF-AEF 06/97
reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND , AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class A, Class B and Class C shares of the Multiple Class Funds, and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

                                                                   MCF-AEF 06/97

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B [or Class C] shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                   MCF-AEF 06/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid semiannually    semiannually       annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIA-PACIFIC GROWTH FUND..............  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN CAPITAL GROWTH FUND..........  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares

                                                                   MCF-AEF 06/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on Class A, Class B and Class C shares and AIM Cash Reserve Shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from, AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-

                                                                   MCF-AEF 06/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIA-PACIFIC GROWTH FUND, AIM EUROPEAN CAPITAL GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                   MCF-AEF 06/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                   MCF-AEF 06/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                   MCF-AEF 06/97

[AIM LOGO]         THE AIM FAMILY OF FUNDS --Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisors

INVESCO Capital Management, Inc.
1315 Peachtree Street, N.E.
Atlanta, GA 30309

INVESCO Management & Research, Inc.
101 Federal Street
Boston, MA 02110

INVESCO Realty Advisors, Inc.
One Lincoln Centre, Suite 1200
5400 LBJ Freeway/LB-2
Dallas, TX 75240

INVESCO Global Asset Management Limited
Cedar House
41 Cedar Avenue
Hamilton, HM12 Bermuda

Principal Underwriter
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
Price Waterhouse LLP
Denver, Colorado

For more complete information about any other fund in The AIM Family of Funds --Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                   SUBJECT TO COMPLETION. DATED JULY 18, 1997


                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                        AIM ADVISOR CASH MANAGEMENT FUND
                             AIM ADVISOR FLEX FUND
                            AIM ADVISOR INCOME FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                           AIM ADVISOR MULTIFLEX FUND
                          AIM ADVISOR REAL ESTATE FUND


                 (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS, INC.)


                               11 Greenway Plaza
                                   Suite 100
                           Houston, Texas 77046-1173
                                 (713) 626-1919


                               ---------------



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
                   AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
            A COPY OF WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS
                                 OR BY WRITING
      A I M DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739,
                          OR BY CALLING (800) 347-4246


                               ---------------


           Statement of Additional Information Dated: August 4, 1997
                Relating to the Prospectus Dated: August 4, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GENERAL INFORMATION ABOUT THE COMPANY . . . . . . . . . . . . . . . . . . . . 1
         The Company and its Shares . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . 2
         Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . 2
         Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Combined Option Positions  . . . . . . . . . . . . . . . . . . . . . 3
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Options on Futures Contracts . . . . . . . . . . . . . . . . . . . . 4
         Risks as to Futures Contracts and Related Options  . . . . . . . . . 5
         Securities Issued on a When-Issued or Delayed Delivery Basis . . . . 5
         Mortgage-Related Securities  . . . . . . . . . . . . . . . . . . . . 6

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

PORTFOLIO SECURITIES LOANS  . . . . . . . . . . . . . . . . . . . . . . . .  10

MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . .  11
         Remuneration of Directors  . . . . . . . . . . . . . . . . . . . .  15
         AIM Funds Retirement Plan for Eligible Directors/Trustees  . . . .  16
         Deferred Compensation Agreements . . . . . . . . . . . . . . . . .  17

THE ADVISORY AND SUB-ADVISORY AGREEMENTS  . . . . . . . . . . . . . . . . .  18

OPERATING SERVICES AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . .  20

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . .  22

DISTRIBUTIONS AND TAX INFORMATION . . . . . . . . . . . . . . . . . . . . .  24
         Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Federal Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Options, Futures and Foreign Currency Forward Contracts  . . . . .  25
         Swap Agreements  . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Currency Fluctuations -- "Section 988" Gains or Losses . . . . . .  26
         Investment in Passive Foreign Investment Companies . . . . . . . .  26
         Debt Securities Acquired at a Discount . . . . . . . . . . . . . .  27
         Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Disposition of Shares  . . . . . . . . . . . . . . . . . . . . . .  28
         Backup Withholding . . . . . . . . . . . . . . . . . . . . . . . .  28
         Other Taxation . . . . . . . . . . . . . . . . . . . . . . . . . .  29

BROKERAGE AND PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . .  29

REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  31

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Principal Shareholders . . . . . . . . . . . . . . . . . . . . . .  35
         Computation of Net Asset Value . . . . . . . . . . . . . . . . . .  39
         The Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Independent Accountants  . . . . . . . . . . . . . . . . . . . . .  40

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS

                                  INTRODUCTION

         AIM Advisor Funds, Inc. (INVESCO Advisor Funds, Inc. prior to August 2, 1997) (the "Company") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information, which relates to the following portfolios of the Company: AIM ADVISOR CASH MANAGEMENT FUND (formerly, INVESCO Cash Management Portfolio), AIM ADVISOR FLEX FUND (formerly, INVESCO Flex Portfolio), AIM ADVISOR INCOME FUND (formerly, INVESCO Income Portfolio), AIM ADVISOR INTERNATIONAL VALUE FUND (formerly, INVESCO International Value Portfolio), AIM ADVISOR LARGE CAP VALUE FUND (formerly, INVESCO Equity Portfolio), AIM ADVISOR MULTIFLEX FUND (formerly, INVESCO MultiFlex Portfolio), and AIM ADVISOR REAL ESTATE FUND (formerly, INVESCO Real Estate Portfolio) (individually, a "Fund" and collectively, the "Funds"), is included in a Prospectus, dated August 4, 1997 (the "Prospectus"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Company's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Funds.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was organized in 1989 as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company currently consists of seven separate portfolios: AIM ADVISOR CASH MANAGEMENT FUND (the "Cash Management Fund"), AIM ADVISOR FLEX FUND (the "Flex Fund"), AIM ADVISOR INCOME FUND (the "Income Fund"), AIM ADVISOR INTERNATIONAL VALUE FUND (the "International Value Fund"), AIM ADVISOR LARGE CAP VALUE FUND (the "Large Cap Value Fund") and AIM ADVISOR MULTIFLEX FUND (the "MultiFlex Fund") and AIM ADVISOR REAL ESTATE FUND (the "Real Estate Fund"). Each portfolio of the Company offers both Class A and Class C shares. This Statement of Additional Information and the associated Prospectus relate solely to the Funds.

         The prior directors of the Company, at a meeting held on March 26, 1997, voted to approve a consolidation of the Company's services with those of The AIM Family of Funds--Registered Trademark--. On July 9, 1997, shareholders of the Company approved (1) a new investment advisory contract with A I M Advisors, Inc. ("AIM") with terms substantially identical to those of the Company's prior investment advisory contract with INVESCO Services, Inc. ("ISI"), (2) five sub-advisory arrangements reflecting this change and that INVESCO Capital Management, Inc. will no longer be sub-advisor to INTERNATIONAL VALUE FUND or CASH MANAGEMENT FUND, (3) a new sub-advisory contract between AIM and INVESCO Global Asset Management Limited with respect to INTERNATIONAL VALUE FUND, and (4) a new board of directors consisting of persons who are currently directors of The AIM Family of Funds. There will be no change in the identities of the current sub-advisors, except that CASH MANAGEMENT FUND will no longer have a sub-advisor but will, instead, be directly advised by AIM, and INVESCO Global Asset Management Limited will act as sub-advisor to INTERNATIONAL VALUE FUND. As a result of these changes, A I M Distributors, Inc. is the Company's principal underwriter and certain other affiliated and unaffiliated service providers to the The AIM Family of Funds provide services to the Company. The changes are not expected to increase fees payable by the Company or any Fund for services.

         As used in the Prospectus, the term "majority of the outstanding shares" of the Company, of a particular Fund or of a class of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, such Fund or such class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of the Fund's outstanding liabilities of the Fund allocable to such class. Fractional shares have proportionately the same rights, including voting rights, as are provided for full shares.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following discussion elaborates on the disclosure of the Funds' investment policies contained in the Prospectus.

CONVERTIBLE SECURITIES

         Although the equity investments of the International Value Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the sub-adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

OPTIONS

         Each of the Funds other than the CASH MANAGEMENT FUND, is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         Each Fund other than the CASH MANAGEMENT FUND, may purchase put options. A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract. A Fund may engage in strategies employing combinations of covered put and call options.

COMBINED OPTION POSITIONS

         Each Fund other than the CASH MANAGEMENT FUND, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS

         Each of the Funds other than the CASH MANAGEMENT FUND, may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with the Funds' custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         A description of the various types of futures contracts that may be utilized by the Funds is as follows:

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -- 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. The Funds will only enter into stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts.

Foreign Currency Futures Contracts

         A Fund, other than the CASH MANAGEMENT FUND, may also use futures contracts to hedge the risk of changes in the exchange rate of foreign currencies.

OPTIONS ON FUTURES CONTRACTS

         Each Fund, other than CASH MANAGEMENT FUND, may purchase options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund will purchase put options on futures contracts to hedge against the risk of falling prices for their respective portfolio securities. A Fund will purchase call options on futures contracts as a hedge against a rise in the price of securities which it intends to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on a portfolio security or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds, other than CASH MANAGEMENT FUND, intend to purchase or sell futures contracts there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts or related options, will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

 Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and municipal securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association ("FNMA") and the Fannie Mae (formerly, the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or other assets which in the sub-adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass- through securities issued or guaranteed by GNMA, Fannie Mae or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

                            INVESTMENT RESTRICTIONS

         The Directors of the Company, on behalf of the Funds, have adopted the following investment restrictions, all of which are fundamental policies and may not be changed as to any Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. The Funds may not:

          (1) Invest in the securities of issuers conducting their principal business activity in the same industry, if immediately after such investment the value of a Fund's investments in such industry would exceed 25% of the value of such Fund's total assets; provided, however, that this limitation does not apply to a Fund's investments in obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities, and, as to the CASH MANAGEMENT FUND, certificates of deposit of domestic branches of U.S. banks or bankers' acceptances of domestic branches of U.S. banks.

          (2) For the MULTIFLEX FUND, REAL ESTATE FUND AND INTERNATIONAL VALUE FUND, with respect to 75% of the Fund's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. government, its agencies, authorities or instrumentalities, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such Fund. For the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND and CASH MANAGEMENT FUND, with respect to 100% of the Fund's assets, invest in the securities of any one issuer, other than obligations of, or guaranteed by, the U.S. government, its agencies, authorities or instrumentalities, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such Fund.

          (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a Fund's portfolio securities.

          (4) Invest in companies for the purpose of exercising control or management.

          (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of a Fund's total assets at the time the borrowing is made.

          (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of a Fund's total assets.

          (7) Make short sales of securities or maintain a short position. All Funds, except the CASH MANAGEMENT FUND, may, however, purchase or sell options on futures and write, purchase and sell puts and calls.

          (8) Purchase securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          (9) Purchase or sell real estate or interests in real estate. A Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

         (10) Purchase or sell commodities or commodity contracts, except as set forth in the Prospectus and in this Statement of Additional Information for purchases and sales of options and futures, and options or futures on underlying financial instruments.

         (11) Make loans to other persons, provided that a Portfolio may purchase debt obligations consistent with its investment objectives and policies and, except for the CASH MANAGEMENT FUND, may lend limited amounts (not to exceed 10% of total assets) of its portfolio securities to broker-dealers or other institutional investors.

         (12) Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization; or
(b) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total assets of a Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of a Fund would be invested in the securities of such investment companies. A portion of a Fund's cash may be invested from time to time in investment companies to which the Advisor or sub-advisor serves as investment advisor; provided that no management or distribution fee will be charged by the Advisor or sub-advisor with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory and distribution fees.

         (13) Invest in securities for which there are legal or contractual restrictions on resale, if more than 2% of the value of a Fund's total assets would be invested in such securities, or invest in securities for which there is no readily available market, if more than 5% of the value of a Fund's total assets would be invested in such securities. In determining securities subject to this 5% restriction, the Funds will include repurchase agreements maturing in more than seven days.

         The INCOME FUND has adopted the following additional investment restriction, which is a fundamental policy and may not be changed without the approval of the holders of a majority of the Income Fund's outstanding voting securities, as defined above. The INCOME FUND may not invest in non-income producing securities if immediately after such investment more than 35% of the value of its total assets would be invested in such securities. (See "Investment Objectives and Policies" in the Prospectus). However, as an operating policy, the INCOME FUND does not intend to invest in non-income producing securities.

         Additional investment restrictions adopted by the Directors on behalf of the Funds, which may be changed by the Directors at their discretion, provide that the Funds may not:

          (1) For the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, CASH MANAGEMENT FUND and REAL ESTATE FUND, invest more than 10% of the value of the applicable Fund's total assets in securities of foreign issuers; provided, however, that the LARGE CAP VALUE FUND and FLEX FUND may invest up to 25% of the value of the applicable Fund's total assets in sponsored ADRs (American Depositary Receipts). The MULTIFLEX FUND may invest up to 40% of total assets in securities of foreign issuers and the INTERNATIONAL VALUE FUND may invest up to 100% of its total assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.

          (2) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and this Statement of Additional Information for transactions in options, futures, and options on futures and transactions arising under swap agreements. Options on interest rate futures contracts and investments in initial margins will not exceed 5% of the applicable Fund's total assets. Covered call options and cash secured puts will not exceed 25% of the applicable Fund's total assets. For a detailed discussion on these types of instruments, see the Prospectus.

          (3) Purchase or sell interests in oil, gas or other mineral leases or exploration or development programs. A Fund, however, may purchase or sell securities issued by entities which invest in such interests.

          (4) Invest more than 5% of a Fund's total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation.

          (5) Purchase or retain the securities of any issuer if any individual officer or Director of a Fund, the Advisor or sub-advisor, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and Directors together own more than 5% of the securities of that issuer.

          (6)    Engage in arbitrage transactions.

         Another policy which may be changed by the Directors at their discretion is that, to the extent a Fund invests in warrants, a Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of such Fund's net assets. Included within that amount, but not to exceed 2% of the value of such Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund as part of a unit or attached to securities may be deemed to be without value.

                           PORTFOLIO SECURITIES LOANS

         Each of the Funds, except the CASH MANAGEMENT FUND, may lend limited amounts of Fund securities (not to exceed 10% of total assets) to broker-dealers or other institutional investors. The sub-advisors will monitor the creditworthiness of such broker-dealers in accordance with procedures adopted by the Directors. Fund Management understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or U.S. government securities, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the borrowed securities (determined on a daily basis) rises above the level of the collateral; (3) the applicable Fund must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value; (5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Fund must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the sub-advisers to be of good standing and will not be made unless, in the judgment of the respective sub-adviser, the consideration to be earned from such loans would justify the risk.

         It is expected that each of the Funds will use the cash portions of loan collateral to invest in short-term income producing securities for such Fund's account and that such Fund may share some of the income from these investments with the borrower.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below.


                                       Positions Held
                                       ---------------
        Name, Address and Age          with Registrant        Principal Occupation During Past 5 Years
        ---------------------          ---------------        ----------------------------------------
  *CHARLES T. BAUER (78)                   Director and       Chairman of the Board of Directors,
   11 Greenway Plaza, Suite 100              Chairman         A I M Management Group Inc., A I M Advisors,
   Houston, TX 77046                                          Inc., A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc., A I M Institutional Fund
                                                              Services, Inc. and Fund Management Company;
                                                              and Vice Chairman and Director, AMVESCAP plc.


  BRUCE L. CROCKETT (53)                     Director         Director, ACE Limited (insurance company).
  906 Frome Lane                                              Formerly, Director, President and Chief
  McLean, VA 22102                                            Executive Officer, COMSAT Corporation and
                                                              Chairman, Board of Governors of INTELSAT
                                                              (international communications company.)


  OWEN DALY II (72)                          Director         Director, Cortland Trust Inc. (investment
  Six Blythewood Road                                         company). Formerly, Director, CF & I Steel
  Baltimore, MD 21210                                         Corp., Monumental Life Insurance Company and
                                                              Monumental General Insurance Company; and
                                                              Chairman of the Board of Equitable
                                                              Bancorporation.

__________________________________

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       Positions Held
                                       ---------------
        Name, Address and Age          with Registrant        Principal Occupation During Past 5 Years
        ---------------------          ---------------        ----------------------------------------
  JACK FIELDS (45)                           Director         Formerly, Member of the U. S. House of
  2607 Old Humble Road                                        Representatives.
  Humble, Texas 77396

  **CARL FRISCHLING (60)                     Director         Partner, Kramer, Levin, Naftalis & Frankel
   919 Third Avenue                                           (law firm). Director, ERD Waste, Inc. (waste
   New York, NY 10022                                         management company), Aegis Consumer Finance
                                                              (auto leasing company) and Lazard Funds, Inc.
                                                              (investment companies). Formerly, Partner,
                                                              Reid & Priest (law firm); and, prior thereto,
                                                              Partner, Spengler Carlson Gubar Brodsky &
                                                              Frischling (law firm).


  *ROBERT H. GRAHAM (50)                   Director and       Director, President and Chief Executive
   11 Greenway Plaza, Suite 100             President         Officer, A I M Management Group Inc.;
   Houston, TX 77046                                          Director and President, A I M Advisors, Inc.;
                                                              Director and Senior Vice President,
                                                              A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc., A I M Institutional Fund
                                                              Services, Inc. and Fund Management Company;
                                                              and Director and Executive Vice President,
                                                              AMVESCAP plc.

  JOHN F. KROEGER (72)                       Director         Director, Flag Investors International Fund,
  37 Pippins Way                                              Inc., Flag Investors Emerging Growth Fund,
  Morristown, NJ 07960                                        Inc., Flag Investors Telephone Income Fund,
                                                              Inc., Flag Investors Equity Partners Fund,
                                                              Inc., Total Return U.S. Treasury Fund, Inc.,
                                                              Flag Investors Intermediate Term Income Fund,
                                                              Inc., Managed Municipal Fund, Inc., Flag
                                                              Investors Value Builder Fund, Inc., Flag
                                                              Investors Maryland Intermediate Tax-Free
                                                              Income Fund, Inc., Flag Investors Real Estate
                                                              Securities Fund, Inc., Alex. Brown Cash
                                                              Reserve Fund, Inc. and North American
                                                              Government Bond Fund, Inc. (investment
                                                              companies). Formerly, Consultant, Wendell &
                                                              Stockel Associates, Inc. (consulting firm).

__________________________________

** A director who is an "interested person" of the Company as defined in the 1940 Act.

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       Positions Held
                                       ---------------
        Name, Address and Age          with Registrant        Principal Occupation During Past 5 Years
        ---------------------          ---------------        ----------------------------------------
  LEWIS F. PENNOCK (54)                      Director         Attorney in private practice in Houston,
  6363 Woodway, Suite 825                                     Texas.
  Houston, TX 77057


  IAN W. ROBINSON (74)                      Director          Formerly, Executive Vice President and Chief
  183 River Drive                                             Financial Officer, Bell Atlantic Management
  Tequesta, FL 33469                                          Services, Inc. (provider of centralized
                                                              management services to telephone companies);
                                                              Executive Vice President, Bell Atlantic
                                                              Corporation (parent of seven telephone
                                                              companies); and Vice President and Chief
                                                              Financial Officer, Bell Telephone Company of
                                                              Pennsylvania and Diamond State Telephone
                                                              Company.

  LOUIS S. SKLAR (57)                        Director         Executive Vice President, Development and
  Transco Tower, 50th Floor                                   Operations, Hines Interests Limited
  2800 Post Oak Blvd.                                         Partnership (real estate development).
  Houston, TX 77056

  ***JOHN J. ARTHUR (52)                   Senior Vice        Senior Vice President and Treasurer,
   11 Greenway Plaza, Suite 100           President and       A I M Advisors, Inc.; and Vice President and
   Houston, TX 77046                        Treasurer         Treasurer, A I M Management Group Inc.,
                                                              A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc., A I M Institutional Fund
                                                              Services, Inc. and Fund Management Company.

  GARY T. CRUM (49)                        Senior Vice        Director and President, A I M Capital
  11 Greenway Plaza, Suite 100              President         Management, Inc.; Director and Senior Vice
  Houston, TX 77046                                           President, A I M Management Group Inc. and
                                                              A I M Advisors, Inc.; and Director,
                                                              A I M Distributors, Inc. and AMVESCAP plc.

  SCOTT G. LUCAS (37)                      Senior Vice        Director and Senior Vice President,
  11 Greenway Plaza, Suite 100              President         A I M Capital Management, Inc.; and Vice
  Houston, TX 77046                                           President, A I M Management Group Inc. and
                                                              A I M Advisors, Inc.





__________________________________

***      Mr. Arthur and Ms. Relihan are married to each other.

                                       Positions Held
                                       ---------------
        Name, Address and Age          with Registrant        Principal Occupation During Past 5 Years
        ---------------------          ---------------        ----------------------------------------
***CAROL F. RELIHAN (42)                   Senior Vice        Senior Vice President, General Counsel and
   11 Greenway Plaza, Suite 100           President and       Secretary, A I M Advisors, Inc.; Vice
   Houston, TX 77046                        Secretary         President, General Counsel and Secretary,
                                                              A I M Management Group Inc.; Vice President
                                                              and General Counsel, Fund Management Company;
                                                              and Vice President, A I M Capital Management,
                                                              Inc., A I M Distributors, Inc., A I M Fund
                                                              Services, Inc. and A I M Institutional Fund
                                                              Services, Inc.

  DANA R. SUTTON (38)                   Vice President and    Vice President and Fund Controller,
  11 Greenway Plaza, Suite 100         Assistant Treasurer    A I M Advisors, Inc.; and Assistant Vice
  Houston, TX 77046                                           President and Assistant Treasurer, Fund
                                                              Management Company.


  ROBERT G. ALLEY (48)                    Vice President      Senior Vice President, A I M Capital
  11 Greenway Plaza, Suite 100                                Management, Inc.; and Vice President,
  Houston, TX 77046                                           A I M Advisors, Inc. Formerly, Senior Fixed
                                                              Income Money Manager, Waddell and Reed, Inc.

  MELVILLE B. COX (53)                   Vice President       Vice President and Chief Compliance Officer,
  11 Greenway Plaza, Suite 100                                A I M Advisors, Inc., A I M Capital
  Houston, TX 77046                                           Management, Inc., A I M Distributors, Inc.,
                                                              A I M Fund Services, Inc.,
                                                              A I M Institutional Fund Services, Inc. and
                                                              Fund Management Company.

  JONATHAN C. SCHOOLAR (36)               Vice President      Director and Senior Vice President,
  11 Greenway Plaza, Suite 100                                A I M Capital Management, Inc.; and Vice
  Houston, TX 77046                                           President, A I M Advisors, Inc.


         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

__________________________________

***     Mr. Arthur and Ms. Relihan are married to each other.

       The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

       The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

REMUNERATION OF DIRECTORS

       Each director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other mutual funds advised by AIM as well as a director of the Funds (collectively, the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:



                                                               RETIREMENT
                                                                BENEFITS
                                        ESTIMATED                ACCRUED                    TOTAL
                                      COMPENSATION             BY ALL AIM                COMPENSATION
             DIRECTOR                FROM COMPANY(1)              FUNDS             FROM ALL AIM FUNDS(2)
             --------                ------------                 -----             ------------------
  Charles T. Bauer                         $ 0                    $ 0                        $ 0

  Bruce L. Crockett                        7,832                  38,621                    68,000

  Owen Daly II                             7,832                  82,607                    68,000

  Jack Fields(3)                             0                      0                         0

  Carl Frischling                          7,832                  56,683                    68,000

  Robert H. Graham                          0                       0                         0

  John F. Kroeger                          7,832                  83,654                    66,000

  Lewis F. Pennock                         7,832                  33,702                    67,000

  Ian W. Robinson                          7,832                  64,973                    68,000

  Louis S. Sklar                           7,832                  47,593                    66,500

-----------------------
(1) Figures estimate what would have been paid for the calendar year ended December 31, 1996 based on rates applicable for that year modified to reflect changes in director compensation for the AIM Funds approved in March 1997.

(2) Each Director serves as director or trustee of the 11 registered investments companies advised by AIM (comprised of 55 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1996. Does not include accrued retirement benefits or earnings on deferred compensation.

(3) Mr. Fields commenced serving as a director/trustee of the AIM Funds on March 11, 1997.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 20, 19, 15, 10 and 7 years, respectively.


                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT



=====================================================================
     Number of Years
     of Service with                  Annual Compensation
      the AIM Funds                   Paid By All AIM Funds
                            =========================================
                            $80,000           $86,500         $89,500
=====================================================================
            10              $60,000           $64,875         $67,125

            9               $54,000           $58,388         $60,413

            8               $48,000           $51,900         $53,700

            7               $42,000           $45,413         $46,988

            6               $36,000           $38,925         $40,275

            5               $30,000           $32,438         $33,563
=====================================================================


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

                    THE ADVISORY AND SUB-ADVISORY AGREEMENTS

         The investment advisor to the Company is A I M Advisors, Inc. (the "Advisor"), which has its principal office at 11 Greenway Plaza, Suite
100, Houston, Texas 77046. AIM is a direct wholly owned subsidiary of A I M Management Group Inc. ("AIM Management") and is the sole shareholder of the Company's principal underwriter, A I M Distributors, Inc. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, ("AMVESCAP") 11 Devonshire Square, London EC2M 4YR, United Kingdom.

         The sub-advisor to the LARGE CAP VALUE FUND, INCOME FUND and FLEX FUND is INVESCO Capital Management, Inc., a Delaware corporation ("ICM"), which has its principal office at 1315 Peach Street, N. E., Atlanta, Georgia 30309. ICM also has an advisory office in Coral Gables, Florida and a marketing and client service office in San Francisco, California.

         The sub-advisor to the MULTIFLEX FUND is INVESCO Management and Research, Inc., of Boston, Massachusetts ("IMR"), a Massachusetts corporation which has its principal office at 101 Federal Street, Boston, MA 02110. IMR manages funds of approximately $2.1 billion, predominantly in pension and endowment accounts.

         The sub-advisor to the REAL ESTATE FUND is INVESCO Realty Advisors, Inc., a Texas corporation based in Dallas ("IRAI"), which has its principal office at One Lincoln Centre, Suite 1200, 5400 LBJ Freeway/LB 2, Dallas, Texas 75240. IRAI is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP's clients worldwide. Established in 1983 as a registered investment adviser and qualified professional asset manager, funds under management total $2.7 billion. As of December 31, 1996, its direct Fund contained 98 properties totaling over 26.5 million square feet of commercial real estate and 14,265 apartment units. Clients include corporate plans and public pension funds as well as endowment and foundation accounts.

         The sub-advisor to INTERNATIONAL VALUE FUND is INVESCO Global Asset Management Limited ("IGAM"), which has its principal office at Cedar House, 41 Cedar Avenue, Hamilton, HM 12 Bermuda. IGAM is responsible for analyzing global economic trends and establishing AMVESCAP's global investment asset allocations for AMVESCAP affiliates in addition to managing $11 million in assets as of December 31, 1996. Due to a structural reorganization, INTERNATIONAL VALUE FUND'S portfolio manager and assisting staff of ICM who have been responsible for services to this Fund are being transferred to IGAM, thereby maintaining continuity in the style of management for the Fund as it was under the prior sub-advisory arrangement with ICM.

         ICM, [IGAM], IMR and IRAI are wholly owned subsidiaries of INVESCO North American Holdings, Inc. ("INAH"), a Delaware corporation, which is a wholly owned subsidiary of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC). AMVESCAP is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Shareholders approved a name change for AMVESCO PLC to AMVESCAP PLC effective May 8, 1997.

         Under their Investment Advisory and Sub-Advisory Agreements (the "Agreements") with the respective Funds, the Advisor and sub-advisors will, subject to the supervision of the Directors of the Company and in conformance with the stated policies of the Funds, manage the investment operations of the Funds. In this regard, it will be the responsibility of the Advisor and sub-advisors not only to make investment decisions for the Funds, but also to place the purchase and sale orders for the portfolio transactions of the Funds. (See "Brokerage and Portfolio Transactions.") The Investment Advisory Agreement provides that, in fulfilling its responsibilities, the Advisor may engage the services of other investment managers with respect to one or more of the Funds.

         The Advisor is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the Directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders. Operational services which are necessary for the day-to-day operations of the Funds are provided under a separate Operating Services Agreement between the Company and AIM (See "Operating Services Agreement").

         Except as discussed below (see "Operating Services Agreement"), each of the Funds is responsible for the payment of its own expenses. Interest, taxes, distribution expenses, directors' fees and expenses and extraordinary items such as litigation costs will be borne by the Company or particular Fund, as applicable. Expenditures, including costs incurred in connection with the purchase or sale of Fund securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. There were no reimbursements for the Funds during the periods ended December 31, 1996 and 1995, except for INCOME FUND, for $72,341 and $17,720, respectively. There were no reimbursements for the Funds during the period ended December 31, 1994.

         For the services to be rendered and the expenses to be assumed by the Advisor under the Investment Advisory Agreements, each Fund will pay to the Advisor an advisory fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. Rule 18f-3 under the 1940 Act ("Rule 18-f-3") permits a fund to use a multiclass system including separate class arrangements for distribution of shares and related exchange privileges applicable to the classes. The Company's Plan Pursuant To Rule 18f-3 provides that advisory and operating services fees (see "Operating Services Agreement") are expenses of a particular Fund that are not attributable to a particular class of the Fund ("Fund Expenses") so shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund. (See "Computation of Net Asset Value"). On an annual basis, the advisory fee is equal to 0.75% of the average net asset value of net assets of the Fund for each of the LARGE CAP VALUE FUND and FLEX FUND, 0.90% of the average net asset value of the REAL ESTATE FUND, 1.0% of the average net asset value of each of the MULTIFLEX FUND and INTERNATIONAL VALUE FUND, 0.65% of the average net asset value of the INCOME FUND (the Advisor has agreed to reimburse the INCOME FUND for a three year period beginning October 1, 1995, so that the advisory fees shall not exceed 0.40% of average daily net assets) and 0.50% of the average net asset value of the CASH MANAGEMENT FUND. Those fees which equal 0.75% of average annual net assets are higher than those generally charged by investment advisors to similar funds for advisory services. However, the Advisor also provides certain supervisory and administrative services to the Funds pursuant to the Investment Advisory Agreements. No advisory fee will be paid to the Advisor with respect to any assets of the Funds invested in the CASH MANAGEMENT FUND.

         For the services to be rendered and the expenses to be assumed by ICM, IGAM, IMR and IRAI under their respective Sub-Advisory Agreements, the Advisor will pay to each sub-advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value"). On an annual basis, the sub-advisory fee is equal to 0.20% of the average net asset value of the Fund for each of the LARGE CAP VALUE FUND and FLEX FUND; 0.10% of the average net asset value of the INCOME FUND; 0.35% of the average net asset value of the REAL ESTATE FUND on assets up to $100 million and 0.25% on assets in excess of $100 million; 0.35% of the average net asset value of the MULTIFLEX FUND on assets up to $500 million and 0.25% on assets in excess of $500 million; and the following for the INTERNATIONAL VALUE FUND: 0.35% on net assets up to $50 million, 0.30% on net assets over $50 million and up to $100 million, and 0.25% on net assets over $100 million.

         The current Investment Advisory and Sub-Advisory Agreements were approved by the shareholders of each of the Funds on July 9, 1997, effective as of August 2, 1997, for an initial two year period. Thereafter, the Agreements will each continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of each applicable Fund's outstanding voting securities (see "General Information About the Company") or by the Directors, and (ii) the vote of a majority of the Directors, who are not "interested persons" (as such term is defined in the 1940 Act) of the Funds or the Advisor or the respective sub-advisor. The Agreements are terminable on 60 days' written notice by either party thereto and will terminate automatically if assigned.

         For the fiscal years ended December 31, 1996, 1995 and 1994 the aggregate amounts of the advisory fees paid to the prior advisors pursuant to prior investment advisory agreements (INVESCO Services, Inc. for the period July 1, 1993 through December 31, 1994 and the year ended December 31, 1995 and INVESCO Capital Management Inc. in prior periods) by the Funds, were as follows:


Fund                                   1996                1995               1994
----                                   ----                ----               ----
LARGE CAP VALUE FUND             $  946,203          $  725,315        $   594,977
INCOME FUND (net)                   115,744             177,461            243,102
FLEX FUND                         3,351,899           2,387,908          1,909,886
MULTIFLEX FUND                    2,164,778           1,424,150            815,359
REAL ESTATE FUND                    102,386              13,012                N/A
INTERNATIONAL VALUE FUND            314,843              24,906                N/A
CASH MANAGEMENT FUND                 95,995              85,504             93,680

         The investment advisory services of the Advisor to the Funds are not exclusive and the Advisor is free to render investment advisory services to others, including other investment companies.

                          OPERATING SERVICES AGREEMENT

         AIM, as manager of the Funds, also provides operating services pursuant to an Operating Services Agreement with the Fund. Under the Operating Services Agreement, each Fund pays to AIM an annual fee of 0.45% of daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. These agreements provide that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses.

         The combined effect of the Advisory Agreements and Operating Services Agreement, and the Distribution Plans of each of the Funds (see "Distribution of Shares"), is to place a cap or ceiling on the total expenses of each Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Funds. To the extent that a Fund's expenses exceed the amounts listed below, AIM will waive its fees or reimburse the Fund to assure that each Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. The expense ceilings include reductions at larger asset sizes to reflect anticipated economies of scale as the Funds grow in size.

         If, in any calendar quarter, the average net assets of each of the LARGE CAP VALUE FUND or FLEX FUND are less than $500 million, each Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C. If, in any calendar quarter, the average net assets of the MULTIFLEX FUND or INTERNATIONAL VALUE FUND are less than $100 million, expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. If, in any calendar quarter, the average net assets of the REAL ESTATE FUND are less than $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. In any calendar year, the expenses of the INCOME FUND may not exceed 1.35% for Class A and 1.70% for Class C, and the expenses of the CASH MANAGEMENT FUND may not exceed 0.95% of average net assets. The Adviser has agreed to reimburse the INCOME FUND for a three-year period beginning October 1, 1995, so that the expenses shall not exceed 1.10% for Class A and 1.45% for Class C of average net assets per annum.

                                THE DISTRIBUTOR

         AIM Distributors, the Company's distributor, is the principal underwriter of the Company under a separate Distribution Agreement (the "Distribution Agreement"). The Distributor's office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1143. The Distributor will receive payments from each Fund, except CASH MANAGEMENT FUND, pursuant to the provisions of the Company's plans of distribution described under "Distribution of Shares." Prior to August 2, 1997, INVESCO Services, Inc. (the "Prior Distributor") was the principal underwriter of the Company.

         Prior to May 1, 1995, the Prior Distributor received directly the full amount of all contingent deferred sales charges paid upon redemption of shares of the LARGE CAP VALUE FUND, INCOME FUND, and FLEX FUND purchased prior to January 1, 1992. Imposition of a contingent deferred sales charge on redemptions of shares purchased prior to 1992 has been discontinued.

         The aggregate amounts of contingent deferred sales charges received by the Prior Distributor for the fiscal year ended December 31, 1996, were as follows:

         LARGE CAP VALUE FUND                            $ 4,449
         INCOME FUND                                         816
         FLEX FUND                                        36,838
         MULTIFLEX FUND                                   21,071
         CASH MANAGEMENT FUND                              1,722
         REAL ESTATE FUND                                  1,789
         INTERNATIONAL VALUE FUND                          4,747

         The aggregate amount of payments (not including contingent deferred sales charges) received by the Prior Distributor for the fiscal year ended December 31, 1996, from each of the Funds, except the CASH MANAGEMENT FUND, was as follows:

         LARGE CAP VALUE FUND                       $1,261,604
         INCOME FUND                                   173,616
         FLEX FUND                                   4,469,198
         MULTIFLEX FUND                              2,164,778
         REAL ESTATE FUND                              113,762
         INTERNATIONAL VALUE FUND                      314,843

         The amounts paid by each of the Funds, except the CASH MANAGEMENT FUND, under the Class C Distribution Plan for the fiscal year ended December 31, 1996, were used by the Prior Distributor as follows:


                                                      Printing and Mailing          Compensation
                                                      Prospectus (to other         to Dealers and
Fund                             Advertising           than Shareholders           other Expenses
----                             -----------          ------------------           --------------
LARGE CAP VALUE FUND               $7,500                   $  4,181                    $1,249,923
INCOME FUND                         7,500                       -0-                        181,855
FLEX FUND                           7,500                     12,639                     4,449,039
MULTIFLEX FUND                      7,500                     46,453                     2,110,825
REAL ESTATE FUND                    7,500                        282                       105,980
INTERNATIONAL VALUE FUND            7,500                     15,118                       292,225

         Any remaining amounts paid to the Prior Distributor were retained by it to offset the initial commission paid by the Prior Distributor to dealers selling shares of the Funds, other than CASH MANAGEMENT FUND.

         Class A shares were not offered for sale at the time and there were no payments under the Class A Distribution Plan.

                             DISTRIBUTION OF SHARES

         Rule 12b-1 under the 1940 Act ("Rule 12b-1") permits a fund to use its assets to bear expenses of distributing its shares if it complies with various conditions, including adoption of a plan of distribution containing certain provisions set forth in the Rule. The plans described below were approved by the directors of the Fund with respect to the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND, including a majority of the directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors") and the directors who have no direct or indirect financial interest in the plan or any agreement related thereto (the "Rule 12b-1 Directors"). The directors determined that, in their judgment, there was a reasonable likelihood that the plans will benefit each Fund and its shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Company, thereby helping to satisfy the Company's liquidity needs and helping to increase the Company's investment flexibility. Continuation of the plans is approved annually. On June 8, 1993, the Distribution Plan applicable to Class C shares was approved by shareholders of the LARGE CAP VALUE FUND, INCOME FUND, and FLEX FUND. On November 8, 1993, the Plan applicable to Class C shares was approved by the sole shareholder of the MULTIFLEX FUND. On April 10, 1995, the Plan applicable to Class C shares was approved by the sole shareholder of each of the REAL ESTATE FUND and INTERNATIONAL VALUE FUND. The Class A Distribution Plan was approved by the board of directors of the Company at its August 13, 1996 Board meeting, and by the initial shareholder(s) of Class A shares of each Fund prior to their public offering. On February 4, 1997, the board of directors approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan did not result in increasing the amount of any Fund's payments thereunder.

CLASS A DISTRIBUTION PLAN. The Class A Plan provides that each Fund may incur certain distribution and maintenance fees which may not exceed a maximum annual rate of 0.35% of the average net assets of the Funds attributable to Class A shares except the CASH MANAGEMENT FUND and INCOME FUND. The INCOME FUND payments under the Class A Plan may not exceed a maximum annual rate of 0.25% of the average daily net assets. The CASH MANAGEMENT FUND has not adopted a plan of distribution for either class. This expense includes the payment to broker-dealers and other qualifying financial institutions of a "service fee" for providing account maintenance or personal service to existing shareholders.

         Under the Class A Plan, broker-dealers selling Company shares may be paid fees for selling shares and maintaining Company assets. Of such fees .25% of average net assets may be paid as a "service fee." The service fee, computed on the basis of the average net asset value of Class A shares sold by broker-dealers which are outstanding on the books of such Funds for each month, will be made at least quarterly to the selling broker-dealer. Additionally, the plan authorizes each applicable Fund, subject to the annual limitations described above, to pay the Distributor (or other broker-dealers): (1) the costs and expenses incurred in preparation, printing and distribution of the Company's sales literature and prospectuses and statements of additional information for prospective investors; (2) amounts from time to time to support marketing shares of the Company through programs with broker-dealers selling Company shares; and (3) overhead expenses which include the costs of the Distributor's personnel whose primary responsibilities involve marketing the Company. In addition, the plan provides that the Company may pay, subject to the annual limitations, such other distribution costs and expenses as the Directors may from time to time specify.

CLASS C DISTRIBUTION PLAN. The Class C Plan provides that each Fund may incur certain distribution and maintenance fees which may not exceed a maximum annual rate of 0.60% of the INCOME FUND'S average net assets attributable to Class C shares , and 1.0% of the other Funds' average annual net assets attributable to their respective Class C shares. This expense includes the payment of 0.25% of average annual net assets to broker-dealers as a "service fee" for providing account maintenance or personal service to existing shareholders.

         Under the Class C Plan, broker-dealers selling Company shares may be paid fees for selling shares and maintaining Company assets. Generally, an asset-based fee for selling shares and providing services to shareholders will be paid out of Rule 12b-1 plan payments by the Distributor as follows: payments not exceeding 1.0% per annum (0.60% per annum for the INCOME FUND), which amount includes the 0.25% "service fee," of the average net asset value of Class C shares sold by broker-dealers, which are outstanding on the books of such Funds for each month, will be made at least quarterly to the selling broker-dealer. Additionally, the plan authorizes each applicable Fund, subject to the annual limitations described above, to pay the Distributor (or other broker-dealers): (1) the costs and expenses incurred in preparation, printing and distribution of the Company's prospectuses and statements of additional information for prospective investors, and sales literature; (2) amounts from time to time to support marketing shares of the Company through programs with broker-dealers selling Company shares; and (3) overhead expenses which include the costs of the Distributor's personnel whose primary responsibilities involve marketing the Company. In addition, the plan provides that the Company may pay, subject to the annual limitations, such other distribution costs and expenses as the Directors may from time to time specify.

GENERAL. The Plans may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution expenses of a class of the Fund provided for in the Plans requires shareholder approval; otherwise, the Plans may be amended by a majority of the Directors, including a majority of the Rule 12b-1 Directors.

         For so long as the Plans are in effect, the Funds will be required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Independent Directors.

         The total amounts paid by each Fund under the foregoing arrangements for any year may not exceed the maximum plan limit specified above, and the amounts and purposes of expenditures under the Plans must be reported to the Rule 12b-1 Directors quarterly. The Rule 12b-1 Directors may require or approve changes in the implementation or operation of the Plans and may also require that total expenditures by each applicable class of a Fund under the Plans be kept within limits lower than the maximum amount permitted by the Plans as stated above.

         The Distributor may pay additional amounts from its own resources to dealers or others who meet designated eligibility criteria relating to sales of Company shares, or who provide administrative or informational assistance to shareholders.

                       DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

         It is the intention of the LARGE CAP VALUE FUND, INCOME FUND, FLEX FUND, MULTIFLEX FUND, REAL ESTATE FUND and INTERNATIONAL VALUE FUND a Fund to distribute to its respective shareholders all of the applicable Fund's net investment income and net realized capital gains, if any. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. The gross income, realized and unrealized capital gains and losses and expenses (other than Class Expenses, as defined below) of each Fund, other than CASH MANAGEMENT FUND, shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Fund. Expenses to be so allocated include expenses of the Company that are allocated to a Fund and are not attributable to a particular Fund or class of a Fund ("Company Expenses") and expenses of the particular Fund that are not attributable to a particular class of the Fund ("Fund Expenses"). Company Expenses include, but are not limited to, directors' fees. Fund Expenses include advisory fees and operating service fees. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, but only if the Company's President and Treasurer have determined, subject to Board approval, that such category of expense will be treated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code").

         The LARGE CAP VALUE FUND, FLEX FUND, MULTIFLEX FUND, and REAL ESTATE FUND make periodic distributions of their net investment income (including any net short-term capital gain) during the months of March, June, September and December and distributes any realized net capital gains at least annually, during the month of December. The INTERNATIONAL VALUE FUND makes semiannual distributions of net investment income (including any net short-term capital gain) during the months of June and December and distributes any realized net capital gain at least annually, during the month of December. The INCOME FUND makes monthly distributions of its net investment income (including any net short-term capital gain), and distributes any realized net capital gain at least annually, during the month of December.

         The net income of the CASH MANAGEMENT FUND is declared daily and its dividends are distributed monthly. Net realized capital gains, if any, are distributed at least annually, during the month of December. CASH MANAGEMENT FUND will allocate gross income, realized and unrealized capital gains and losses and expenses to each class on the basis of relative net assets (settled shares), provided that each class shall bear any Class Expense. "Relative net assets (settled shares)," for this purpose, are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of CASH MANAGEMENT FUND. Expenses to be so allocated also include expenses of the Company that are allocated to a Fund and are not attributable to a particular Fund or class of a Fund ("Company Expenses") and expenses of the particular Fund that are not attributable to a particular class of the Fund ("Fund Expenses"). Company Expenses include, but are not limited to, directors' fees.

         All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund and class pursuant to each Fund's Automatic Dividend Reinvestment Plan unless a shareholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in excess of ten dollars in cash. Shareholders of the CASH MANAGEMENT FUND who redeem all of their shares at any time during the month will be paid all dividends accrued through the date of redemption. Shareholders of the CASH MANAGEMENT FUND who redeem less than all of their shares will be paid the proceeds of the redemption in cash, and dividends with respect to the redeemed shares will be reinvested in additional shares (unless the shareholder has elected not to participate in the Fund's Automatic Dividend Investment Plan or has elected to terminate his participation in such plan). (See "Special Plans- Automatic Dividend Investment Plan" in the Prospectus.)

FEDERAL TAXES

         Each Fund of the Company intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities; (ii) options, futures, or forward contracts (other than those on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Funds intend to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a" taxable year election")), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain Section 1256 contracts are ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts.

SWAP AGREEMENTS

         The MULTIFLEX FUND and INTERNATIONAL VALUE FUND may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Company as a regulated investment company might be affected. The Company intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Company to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund may not be able to make any ordinary dividend distributions, and distributions made before the losses were realized may be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges or deferred taxes. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund or by borrowing.

DISTRIBUTIONS

         With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption. With respect to shareholders that are not exempt from federal taxation, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations, may qualify for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         With respect to tax-exempt shareholders, a redemption, sale or exchange of shares of a Portfolio will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption. Upon a redemption, sale or exchange of his or her shares of a Fund, a shareholder that is not exempt from federal income taxation will realize a taxable gain or loss depending upon his or her basis in the shares. However, it is not expected that dispositions of CASH MANAGEMENT FUND shares will give rise to a gain or loss, if that Fund maintains a net asset value per share of one dollar. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less then 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and, with the exception of the CASH MANAGEMENT FUND, will also be required to report gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of Fund shares (with the exception of CASH MANAGEMENT FUND shares) will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number or (2) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Additionally, all dividend distributions will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                      BROKERAGE AND PORTFOLIO TRANSACTIONS

         The Advisor or sub-advisors will arrange for the placement of orders and the execution of Fund transactions for each of the Funds. Various brokerage firms may be used to carry out Fund transactions. The Advisor and sub-advisors have agreed, in selecting brokers and dealers to be used in Fund transactions, to give primary consideration to the broker's or dealer's ability to provide the best execution of the transaction at prices most favorable to the Funds. When such transactions involve listed securities, the Advisor and sub-advisors take into consideration the advisability of effecting the transaction with a broker or dealer which is not a member of the securities exchange on which the security is listed, i.e., a third market transaction, or effecting the transaction in the institutional or fourth market. In over-the-counter market transactions, the Advisor and sub-advisors attempt to deal with the primary market maker and thereby avoid payment of a brokerage commission. However, in situations where in the Advisor's or sub-advisors' judgment execution through some other broker is likely to result in a savings or other advantage to the Fund, such broker will be used.

         With respect to fixed and variable income securities, such portfolio securities generally will be purchased or sold to parties acting as either principal or agent. Newly issued securities normally will be purchased directly from the issuer or from an underwriter acting as principal. Other purchases will be placed with those dealers whom the Advisor or sub-advisors believe will provide the best execution of the transaction at prices most favorable to the applicable Fund. Usually, no brokerage commissions (as such) are paid by the Fund for such transactions, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to the underwriters of newly-issued securities normally include a concession paid by the issuer to the underwriter. Purchases of after-market securities from dealers normally are executed at a price between bid and asked prices.

         Subject to the primary consideration of best execution at prices most favorable to the applicable Fund, the Advisor or sub-advisors may, in the allocation of such investment transaction business, consider the general research and investment information and other services provided by the brokers and dealers, although they have adopted no formula for such allocation. These research and investment information services make available to the Advisor and sub-advisors the views and information of individuals and research staffs of many securities firms for the Advisor's or sub-advisors' analysis and consideration. Although such information may be a useful supplement to the Advisor's and sub-advisors' own investment information, the value of such research and services is not expected to reduce materially the expenses of the Advisor or sub-advisors in the performance of its services under the Agreements and will not reduce the advisory fee payable to the Advisor by the Funds. In recognition of the value of the above-described brokerage and research services provided by certain brokers, the Funds' Advisor or sub-advisors, consistent with the standard of seeking to obtain the best execution on Fund transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

         The Advisor and sub-advisors may also follow a policy of considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the primary consideration of best execution discussed above.

         On occasions when the Advisor or sub-advisors deem the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Advisor or sub-advisors, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold for such parties in order to obtain best execution and lower brokerage commissions. In such event, allocation of the shares so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor or sub-advisors in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the applicable Fund. In some cases the aggregation of securities to be sold or purchased could have a detrimental effect on the price of the security insofar as a Fund is concerned. However, in other cases, the ability of a Fund to participate in volume transactions will be beneficial to the Fund.

         For the fiscal years ended December 31, 1996, 1995 and 1994, the LARGE CAP VALUE FUND paid total brokerage commissions of $75,469, $86,189 and $64,780, respectively. For the fiscal year ended December 31, 1996, the LARGE CAP VALUE FUND paid $2,520 to brokers providing research services for this Fund. For the fiscal years ended December 31, 1996, 1995 and 1994, the FLEX FUND paid total brokerage commissions of $193,286, $116,550 and $96,813, respectively. For the fiscal year ended December 31, 1996, the FLEX FUND paid $0 to brokers providing research services for this Fund. For the fiscal years ended December 31, 1996, 1995 and 1994, the MULTIFLEX FUND paid total brokerage commissions of $400,646, $247,023 and $269,827. For the fiscal year ended December 31, 1996, the MULTIFLEX FUND paid $259,093 to brokers providing research services for this Fund. For the period ended December 31, 1996, the REAL ESTATE FUND and INTERNATIONAL VALUE FUND paid total brokerage commissions of $40,353 and $21,872, respectively, and made no payments to brokers for research services. The REAL ESTATE FUND and INTERNATIONAL VALUE FUND commenced operations on May 1, 1995. [There were no brokerage commissions paid to affiliated broker-dealers during the fiscal years ended December 31, 1996, 1995 or 1994, by any of the Funds.]

         During the fiscal years ended December 31, 1996, 1995 and 1994, the LARGE CAP VALUE FUND'S portfolio turnover rates were 19%, 17% and 21%, respectively; the INCOME FUND'S portfolio turnover rates were 34%, 24% and 59%, respectively; the FLEX FUND'S portfolio turnover rates were 26%, 5% and 36%, respectively; and the MULTIFLEX FUND'S portfolio turnover rates were 62%, 50% and 81%, respectively. For the fiscal year ended December 31, 1996 and the period ended December 31, 1995, the REAL ESTATE FUND'S portfolio turnover rates were 25% and 7%, respectively. For the fiscal year ended December 31, 1996 and the period ended December 31, 1995, the INTERNATIONAL VALUE FUND'S portfolio turnover rates were 5% and 2%, respectively. The REAL ESTATE FUND and INTERNATIONAL VALUE FUND commenced operations on May 1, 1995.

         At December 31, 1996, certain of the Funds held securities of the Company's regular brokers or dealers, or their parents, as follows:

                                                               Value of Securities
Fund                         Broker or Dealer                 at December 31, 1996
----                         ----------------                 --------------------
LARGE CAP VALUE FUND         Morgan Stanley Group, Inc.              $2,113,625
FLEX FUND                    Morgan Stanley Group, Inc.               6,283,750
MULTIFLEX FUND               Morgan Stanley Group, Inc.                 514,125

                                  REDEMPTIONS

It is possible that in the future conditions may exist which would, in the opinion of the Directors, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Directors may authorize payment to be made in Fund securities or other property of the applicable Fund. However, each Fund is obligated under the 1940 Act to redeem for cash all shares presented to such Fund for redemption by any one shareholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

                            PERFORMANCE INFORMATION

         The Funds may from time to time include figures indicating their yield and total return in advertisements or reports to shareholders or prospective investors. Following is information on how those figures are computed.

Yield

         (a) CASH MANAGEMENT FUND

         The CASH MANAGEMENT FUND may advertise its "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of the CASH MANAGEMENT FUND is the income on a single share of the Fund over a seven-day base period (which period will be stated in the advertisement), which income is then "annualized." That is, the income generated in the seven-day base period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield does not reflect capital changes but does reflect a deduction for expenses. More technically, the change (exclusive of capital changes) in the value of a single share for a specified seven-day period, less pro-rated expenses for that period, is stated as a percentage of the share value at the beginning of that period ("base period return"). This figure is then annualized by multiplying it by 365/7 and carrying the result to at least the nearest hundredth of one percent.

         "Effective yield" is calculated similarly but, when annualized, the income earned on a share is assumed to be reinvested. The effective yield on a share is thus higher than the yield because it reflects the compounding of reinvested income. More technically, effective yield is calculated as follows, using the same base period return figure that is used in the yield calculation:
                                                     (365/7)
         Effective yield = [(base period return + 1)        ] - 1

         Based on the seven-day period ended December 31, 1996, the yield for the CASH MANAGEMENT FUND was 4.34%, and the effective yield was 4.44%. Average Fund maturity for that period was 10 days.

         (b)     Funds other than CASH MANAGEMENT FUND

         Funds other than CASH MANAGEMENT FUND may advertise "yield," "dividend yield" and "distribution yield" for each class. Quotations of yield for each class of these Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share (which includes the maximum sales charge) on the last day of the period, according to the following formula:

                                    (6)
                 Yield = 2[(a-b + 1)    -1]
                            ---
                            cd

         where   a =      dividends and interest earned during the period
                 b =      expenses accrued for the period (net of reimbursements
                          or waivers),
                 c =      the average daily number of shares outstanding during
                          period that were entitled to receive dividends, and
                 d =      the maximum offering price per share on the last day
                          of the period.

         For the 30-day period ended December 31, 1996, the yields for shares now designated as Class C shares of the following Funds were:

                 INCOME FUND                       4.77%
                 REAL ESTATE FUND                  2.21%

         Dividend yield is a measure of investment return during a specified period based on dividends actually paid by a class of a Fund during that period. Dividend yield is calculated by totaling the dividends paid by a class from its net investment income during the specified period and dividing that sum by the net asset value per share of the class on the last day of the period. Distribution yield is computed in the same way, but includes distributions paid with respect to a class from capital gains realized by the Fund, as well as dividends from the net investment income of the class. Where the dividend or distribution yield is calculated for a period of less than a year, results may be annualized by using the following calculation method:

         Total dividends/distributions paid by the class during the specified period are divided by the net asset value of a class share on the last day of the specified period. This result is divided by the number of days in the specified period and the result is multiplied by 365.

         The dividend yields for shares now designated as Class C shares each of the following Funds for the 30-day period ended December 31, 1996 were as follows:

                 INCOME FUND                       5.42%
                 REAL ESTATE FUND                  2.17%

         The distribution yields for shares now designated as Class C shares of each of the following Funds for the 30- day period ended December 31, 1996 were as follows:

                 INCOME FUND                       5.42%
                 REAL ESTATE FUND                  2.84%

                 *Annualized

Total Return

         Funds other than CASH MANAGEMENT FUND may advertise their "average annual total return" and their "total return." Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the respective Fund.

         Quotations of the average annual total return for each class reflect the deduction of a proportional share of expenses allocated to the class and Class Expenses on an annual basis. The results, which are annualized, represent an average annual compound rate of return on a hypothetical investment in the class over a period of 1, 5 and 10 years ending on the most recent calendar quarter calculated pursuant to the following formula:

                         (n)
                 P(1 + T)    = ERV

         where   P        =       a hypothetical initial payment of $1,000
                 T        =       the average annual total return,
                 n        =       the number of years, and
                 ERV      =       the ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the period.

         The average annual total return as of December 31, 1996 for shares now designated as Class C shares of each of the following Funds for the periods listed below were as follows:

                                                                                        Since
Fund                             1 Year              5 Years          10 Years         Inception
----                             ------              -------          --------         ---------
LARGE CAP VALUE FUND              17.17%             12.40%             13.13%           13.73%
INCOME FUND                       -1.23%              5.73%              6.23%            8.12%
FLEX FUND                         13.61%             11.62%               N/A            11.30%*
MULTIFLEX FUND                    17.03%               N/A                N/A            11.75%**
REAL ESTATE FUND                  36.43%               N/A                N/A            26.89%***
INTERNATIONAL VALUE FUND          20.99%               N/A                N/A            19.47%***
-----------------------

*        From 02-24-88 (commencement of operations) (9 years).
**       From 11-17-93 (commencement of operations) (3 years).
***      From 05-01-95 (commencement of operations) (1.7 years).

         The following tables illustrate performance of shares of each Fund that are now designated as Class C shares. (Class A shares were not offered during the periods illustrated.)

                                                            One               Five             Ten
                                                            Year             Years            Years
                                                            ----             -----            -----
LARGE CAP VALUE FUND
Based on the average annual compound rates of
return listed above over these periods, you could
have expected the following redeemable values
on a $1,000 investment assuming redemption at
the end of each time period (December 31, 1996)           $1,162           $1,794           $3,434

You could have expected the following values
assuming no redemption at the end of each time
period (December 31, 1996)                                $1,172           $1,794           $3,434


INCOME FUND

Based on the average annual compound rates of
return listed above over these periods, you could
have expected the following redeemable values
on a $1,000 investment assuming redemption at
the end of each time period (December 31, 1996)           $  982           $1,321           $1,831

You could have expected the following values
assuming no redemption at the end of each time
period (December 31, 1996)                                $  988           $1,321           $1,831

                                                            One               Five
                                                            Year             Years
                                                            ----             -----

FLEX FUND
Based on the average annual compound rates of
return listed above over these periods, you could
have expected the following redeemable values
on a $1,000 investment assuming redemption at
the end of each time period (December 31, 1996)            $1,126           $1,733

You could have expected the following values
assuming no redemption at the end of each time
period (December 31, 1996)                                 $1,136           $1,733


         Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. The following table provides the actual total rates of return for shares that are now designated as Class C shares of the indicated Funds for the fiscal years ended December 31, 1996, 1995, 1994, 1993 and 1992. These rates of return are net of all expenses and assume all dividends and distributions by the Funds have been reinvested on the reinvestment dates during each period.

               LARGE                                                              REAL         INTERNATIONAL
             CAP VALUE         INCOME            FLEX           MULTIFLEX        ESTATE             VALUE
               FUND             FUND             FUND             FUND            FUND              FUND
               ----             ----             ----             ----            ----              ----
1996           17.17%           -1.23%           13.61%           17.03%         36.43%             20.99%
1995           30.28%           21.12%           27.30%           21.58%          9.12%**           11.28%**
1994            2.69%           -1.80%            0.64%           -1.02%           N/A                N/A
1993            9.16%            7.39%           10.48%            0.46%*          N/A                N/A
1992            4.84%            4.74%            7.72%             N/A            N/A                N/A


*  Period November 17, 1993 (commencement of operations) through December 31,
   1993.
** Period May 1, 1995 (commencement of operations) through December 31, 1995.

         Performance information for a Fund or class reflects only the performance of a hypothetical investment in that Fund or class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types of quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the future performance of a Fund or class.

                                 MISCELLANEOUS

PRINCIPAL SHAREHOLDERS

         As of June 1, 1997, the following entities owned of record or beneficially 5% or more of the shares of a Fund:

Name and Address of                               Number          Percent
Beneficial Owner                                 of Shares        of Class
----------------                                 ---------        --------
CLASS A
-------

LARGE CAP VALUE FUND

Association in Family                             1,832.76          40.81%*
Practice PA
PSP 7 17 85 John Ford John
Kijak Adolph Johnson Cotts
12520 Prosperity Dr., Ste. 150
Silver Spring, MD 20904

Greg Greer                                          459.31          10.22%
and Gary Jones and
Randall Greer JTWROS
1401 17th St. NW #604
Washington, DC 20036

Item House, Inc.                                    433.57           9.65%
4824 Ridgeside Dr.
Dallas, TX 75244

Raymond James Assoc., Inc.                          418.98           9.32%
Cust. Sherry Yandle Harlan
IRA 73833905
25125 SW Mirrormont Pl.
Issaquah, WA 98027

Raymond James Assoc., Inc.                          335.51           7.47%
CSDN
Sharon R. Meredith IRA
1223 Lancaster Way SE
Issaquah, WA 98029

Raymond James Assoc., Inc.                          286.73           6.38%
Cust. Diane Gelormino IRA
21100 NE 246th Cir.
Battle Ground, WA 98604

Name and Address of                               Number          Percent
Beneficial Owner                                 of Shares        of Class
----------------                                 ---------        --------
INCOME FUND

Florence A. Correll                                 504.47          83.10%*
1329 Nevada St.
Allentown, PA 18103

INVESCO Services, Inc.                              102.59          16.89%
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30309

FLEX FUND

Cypress Enterprises                              27,278.29          52.25%*
A Partnership
730 S. Tonti
New Orleans, LA 70119

Raymond James Assoc., Inc.                        7,959.39          15.24%
Cust. Charles C. Gleason IRA
4629 Rue BYU
Sanibel, FL 33957

CASH MANAGEMENT FUND

INVESCO Services, Inc.                          101,491.40          76.02%*
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30309

Britt Sexton                                     19,227.52          14.40%
8420 Stone Haven Dr.
Hayden, ID 83835

Ryland K. Pruett, Jr.                             7,156.19           5.36%
and Kelly H. Pruett JTWROS
2337 Mirow Pl.
Charlotte, NC 28270

MULTIFLEX FUND

Raymond James Assoc., Inc.                       10,623.03          32.36%*
Cust. Charles C. Gleason IRA
4629 Rue BYU
Sanibel, FL 33957

Name and Address of                               Number          Percent
Beneficial Owner                                 of Shares        of Class
----------------                                 ---------        --------
Raymond James Assoc. Inc.                         3,874.47          11.80%
Cust. Linda K. Merchant IRA
8031 216th Ct. NE
Redmond, WA 98053

Raymond James Assoc., Inc.                        2,200.12           6.70
Cust. Elsie Hinrichsen IRA RO
933 E. Laurel St.
Kent, WA 98031

REAL ESTATE FUND

Fleet National Bank                               2,660.73          13.94%
Trst. Charlotte EENT 401K
FBO Richard Felkner
A/C 0004823270
PO Box 92800
Rochester, NY 14692

Gus P. Kolias                                     1,774.13           9.30%
Karen G. Kolias JTWROS
16110 Chasemore Dr.
Spring, TX 77379

INTERNATIONAL FUND

Merrill Lynch Pierce Fenner                       8,170.00          39.79%*
& Smith for the Sole Benefit
of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E. 3rd Flr.
Jacksonville, FL 32246

Reliance Trust Company                            2,746.75          13.37
Trst. Gautier Family Trust 120000054
DTD 05/02/84
3384 Peachtree Rd., Ste. 900
Atlanta, GA 30326

Belezak Sons, Inc.                                1,843.00           8.97%
Trst. Belezak Sons Inc. Emp.
Ret. Pln. UAD 6/30/76
4085 E. Lapalma Ave. Unit H
Anaheim, CA 92807

Lolita D. McKenna                                 1,080.29           5.26%
8109 Coach St.
Potomac, MD 20854

Name and Address of                               Number          Percent
Beneficial Owner                                 of Shares        of Class
----------------                                 ---------        --------
CLASS C

LARGE CAP VALUE FUND

Merrill Lynch Pierce Fenner & Smith             274,194.00          16.75%
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E,. 3rd Flr.
Jacksonville, FL 32246

INCOME FUND

Merrill Lynch Pierce Fenner & Smith              53,512.00          10.63%
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E., 3rd Flr.
Jacksonville, FL 32246

FLEX FUND

Merrill Lynch Pierce Fenner & Smith             935,294.00          12.45%
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E., 3rd Flr.
Jacksonville, FL 32246

MULTIFLEX FUND

Merrill Lynch Pierce Fenner & Smith             501,343.00           8.87%
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E., 3rd Flr.
Jacksonville, FL 32246

REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith              35,196.00           6.83%
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E., 3rd Flr.
Jacksonville, FL 32246

INTERNATIONAL VALUE FUND

Merrill Lynch Pierce Fenner & Smith             669,195.00          51.52%*
for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E., 3rd Flr.
Jacksonville, FL 32246

*Beneficial Owner may be deemed to control the Fund by virtue of its ownership percentage of the outstanding securities of that Fund.

         As of June 1, 1997, the officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Funds.

COMPUTATION OF NET ASSET VALUE

         For Cash Management Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that Class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Performance Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. These rules require, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Directors to be "Eligible Securities" and to present minimal credit risk to the Fund.

         The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Directors at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Directors determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Directors deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         The net asset value per share of each class of the Funds will not be calculated on days that the NYSE is closed. These days presently include New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

THE CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the portfolio securities and cash of the Funds and maintains certain records on behalf of the Funds. Subject to the prior approval of the Board of Directors, the custodian may, in the future, use the services of subcustodians as to one or more of the Funds.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado serves as the independent accountants for each of the Funds, providing services including audit of the annual financial statements, and preparation of tax returns filed on behalf of the Funds.

                                   APPENDIX A

         Some of the terms used in the Fund's Prospectus and this Statement of Additional Information are described below.

         The term "MONEY MARKET" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

         U.S. GOVERNMENT OBLIGATIONS are debt securities (including bills, notes and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

         BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         TIME DEPOSITS are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

         COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         CORPORATE DEBT obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

         CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         MORTGAGE-BACKED securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are hybrid instruments with characteristics of both mortgage- backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by Funds of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

         MUNICIPAL BONDS are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

         ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A Fund, if it holds zero coupon bonds in its Fund, however, would recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of Fund securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

         RATINGS OF CORPORATE DEBT OBLIGATIONS Except as to the Cash Management Fund, Fund purchases of taxable obligations are not limited to those obligations rated within the four highest categories by Moody's and S&P. However, the Flex Fund's and Income Fund's standards for investment grade obligations are generally similar to those standards included in the four highest categories by Moody's and S&P. The Cash Management Fund will limit its investments to those obligations within the two highest categories. The Relative Return Bond Fund may invest up to 10% of Fund assets in corporate bonds rated below Baa by Moody's or below BBB by S&P but rated at least Ba by Moody's or BB by S&P. The MultiFlex Fund may invest up to 5% of Fund assets in corporate bonds rated below Baa by Moody's or below BBB by S&P, but rated at least Ba by Moody's or BB by S&P.

         The characteristics of corporate debt obligations rated by Moody's are generally as follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment.

         Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds rated Ca are speculative to a high degree.

         C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

         The characteristics of corporate debt obligations rated by S&P are generally as follows:

         AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

         BB,B,CCC,CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

         A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

         RATINGS OF COMMERCIAL PAPER. Cash Management Fund purchases are limited to those instruments rated A-1 by S&P and Prime 1 by Moody's.

         Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

 .        DETERMINATION OF CREDIT QUALITY OF UNRATED SECURITIES. In determining whether an unrated debt security is of comparable quality to a rated security, the sub-adviser may consider the following factors, among others:

         (1)     other securities of the issuer that are rated;

         (2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;

         (3)     the reliability and quality of the issuer's management;

         (4) the length to maturity of the security and the percentage of the Fund represented by securities of that issuer;

         (5)     the issuer's earnings and cash flow trends;

         (6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

         (7) the financial strength of the issuer's parent and its relationship with the issuer;

         (8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

         (9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;

         (10)    other factors deemed relevant by the subadvisor.

                              FINANCIAL STATEMENTS





                                       FS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Advisor Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of investment securities, and the related statements of op-erations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Advisor Flex Fund, INVESCO Advisor Equity Fund, INVESCO Advisor MultiFlex Fund, INVESCO Advisor International Value Fund, INVESCO Advisor Real Estate Fund, INVESCO Advisor Income Fund and INVESCO Advisor Cash Management Fund (consti-tuting INVESCO Advisor Funds, Inc., hereafter referred to as the "Fund") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respec-tive periods presented, in conformity with generally accepted accounting prin-ciples. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial state-ments in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Denver, Colorado
January 30, 1997

INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996

- -------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 68.17%
BASIC MATERIALS 2.53%
Dow Chemical Co........................................     60,000 $  4,702,500
Imperial Chemical Industries PLC, ADR..................     50,000    2,600,000
Imperial Tobacco Group PLC, ADR*.......................     87,500    1,129,030
Westvaco Corp..........................................    135,000    3,881,250
                                                                   ------------
                                                                     12,312,780
                                                                   ------------
CAPITAL GOODS 7.07%
Boeing Co..............................................     60,000    6,382,500
COMPAQ Computer Corp.*.................................    100,000    7,425,000
General Electric Co....................................     75,000    7,415,625
Lockheed Martin Corp...................................     70,000    6,405,000
Snap-On Tools Corp.....................................     60,000    2,137,500
Whirlpool Corp.........................................    100,000    4,662,500
                                                                   ------------
                                                                     34,428,125
                                                                   ------------
CONSUMER CYCLICAL 9.39%
Deluxe Corp............................................    150,000    4,912,500
Ford Motor Co..........................................    175,000    5,578,125
Gannett Co., Inc.......................................     50,000    3,743,750
K Mart Corp.*..........................................    250,000    2,593,750
Liz Claiborne, Inc.....................................    100,000    3,862,500
McDonald's Corp........................................    110,000    4,977,500
Penney (J.C.) Co., Inc.................................     85,000    4,143,750
Reebok International, Ltd..............................    100,000    4,200,000
Rite-Aid Corp..........................................     75,000    2,981,250
Tandy Corp.............................................     60,000    2,640,000
V.F. Corp..............................................     90,000    6,075,000
                                                                   ------------
                                                                     45,708,125
                                                                   ------------
CONSUMER STAPLES 17.28%
Abbott Laboratories....................................    100,000    5,075,000
American Brands, Inc...................................    110,000    5,458,750
American Home Products Corp............................    100,000    5,862,500
Anheuser-Busch Cos., Inc...............................    150,000    6,000,000
Archer-Daniels-Midland Co..............................    300,000    6,600,000
Columbia/HCA Healthcare, Inc...........................    150,000    6,112,500
Fleming Cos., Inc......................................    100,000    1,725,000
Genuine Parts Co.......................................    100,000    4,450,000
Heinz (H.J.) Co........................................    150,000    5,362,500
Lilly (Eli) & Co.......................................     90,000    6,570,000
Mylan Laboratories, Inc................................    350,000    5,862,500
Philip Morris Cos., Inc................................     65,000    7,320,625
Schering-Plough Corp...................................    100,000    6,475,000

- --------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount       Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)
SuperValu, Inc.........................................    150,000 $  4,256,250
Unilever N.V...........................................     40,000    7,010,000
                                                                   ------------
                                                                     84,140,625
                                                                   ------------
DIVERSIFIED 4.89%
Cognizant Corp.........................................     75,000    2,475,000
Hanson PLC, ADR........................................    350,000    2,362,500
Minnesota Mining & Manufacturing Co....................     70,000    5,801,250
National Service Industries, Inc.......................    100,000    3,737,500
Phelps Dodge Corp......................................     70,000    4,725,000
Textron, Inc...........................................     50,000    4,712,500
                                                                   ------------
                                                                     23,813,750
                                                                   ------------
ENERGY 4.80%
Amoco Corp.............................................     50,000    4,025,000
Exxon Corp.............................................     50,000    4,900,000
Repsol AS, ADR.........................................    200,000    7,625,000
Royal Dutch Petroleum Co...............................     40,000    6,830,000
                                                                   ------------
                                                                     23,380,000
                                                                   ------------
FINANCE 12.07%
American General Corp..................................    110,000    4,496,250
Dun & Bradstreet Corp..................................     75,000    1,781,250
First Chicago NBD Corp.................................    150,000    8,062,500
First of America Bank Corp.............................    100,000    6,012,500
First Union Corp.......................................     50,000    3,700,000
Marsh & McLennan Cos., Inc.............................     50,000    5,200,000
Morgan Stanley Group, Inc..............................    110,000    6,283,750
NationsBank Corp.......................................     65,000    6,353,750
Ohio Casualty Corp.....................................    150,000    5,325,000
SAFECO Corp............................................    150,000    5,915,625
Wachovia Corp..........................................    100,000    5,650,000
                                                                   ------------
                                                                     58,780,625
                                                                   ------------
TECHNOLOGY 3.76%
Computer Associates International, Inc.................    100,000    4,975,000
Hewlett-Packard Co.....................................    100,000    5,025,000
International Business Machines Corp...................     55,000    8,305,000
                                                                   ------------
                                                                     18,305,000
                                                                   ------------
TRANSPORTATION & SERVICES 0.94%
Browning-Ferris Industries, Inc........................    175,000    4,593,750
                                                                   ------------
UTILITIES 5.44%
Edison International Corp..............................    350,000    6,956,250
GPU Corp...............................................    175,000    5,884,375
NYNEX Corp.............................................     90,000    4,331,250
Telefonica de Espana, ADR..............................     75,000    5,193,750
Telefonos de Mexico, "L", ADR..........................    125,000    4,125,000
                                                                   ------------
                                                                     26,490,625
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $227,149,703)...................................             331,953,405
                                                                   ------------

PREFERRED STOCKS 0.98%
TRANSPORTATION & SERVICES 0.98%
Illinois Central Corp. (Cost $3,843,152)............     150,000 $  4,800,000
                                                                 ------------
TOTAL COMMON & PREFERRED STOCKS
 (Cost $230,992,855)................................              336,753,405
                                                                 ------------
FIXED INCOME SECURITIES 29.67%
U.S. GOVERNMENT OBLIGATIONS 22.60%
U.S. TREASURY NOTES
 6.750%, 02/28/1997................................. $ 8,000,000    8,012,504
 6.125%, 03/31/1998.................................  10,000,000   10,021,880
 7.125%, 10/15/1998.................................   5,000,000    5,100,000
 8.875%, 02/15/1999.................................  11,250,000   11,900,396
 6.750%, 06/30/1999.................................   5,000,000    5,087,500
 6.375%, 07/15/1999.................................  10,000,000   10,093,750
 8.750%, 08/15/2000.................................  14,000,000   15,172,500
 7.875%, 08/15/2001.................................   7,000,000    7,461,566
 7.500%, 05/15/2002.................................   4,500,000    4,758,750
 6.500%, 08/15/2005.................................   5,000,000    5,034,375
 9.375%, 02/15/2006.................................   8,000,000    9,625,000
 9.250%, 02/15/2016.................................   9,000,000   11,418,750
 7.250%, 08/15/2022.................................   6,000,000    6,346,878
                                                                 ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $107,619,851)................................              110,033,849
                                                                 ------------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS 5.12%
FEDERAL HOME LOAN MORTGAGE CORP. GOLD
 6.500%, 07/01/2001, Pool #G50362...................   3,901,506    3,895,431
 8.000%, 10/01/2010, Pool #G10518...................   2,934,034    3,019,306
                                                                 ------------
                                                                    6,914,737
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 8.500%, 03/01/2010, Pool #313136...................   2,905,382    3,022,506
 6.500%, 06/01/2011, Pool #250579...................   2,923,135    2,870,154
 6.500%, 08/01/2026, Pool #313097...................   4,924,348    4,698,138
                                                                 ------------
                                                                   10,590,798
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008, Pool #354668...................   1,432,577    1,413,774
 7.000%, 10/15/2008, Pool #372807...................   1,263,648    1,268,782
 6.000%, 11/15/2008, Pool #365945...................   1,465,885    1,415,495
 7.500%, 03/15/2026, Pool #417287...................   3,338,349    3,340,435
                                                                 ------------
                                                                    7,438,486
                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $25,009,362).................................               24,944,021
                                                                 ------------
CORPORATE BONDS 1.95%
FINANCE 0.51%
NationsBank Corp., 5.375%, 04/15/2000...............   1,550,000    1,502,550

- -------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)
National City Corp., 7.200%, 05/15/2005................ $ 1,000,000 $  1,007,485
                                                                    ------------
                                                                       2,510,035
                                                                    ------------
INDUSTRIAL 0.83%
ConAgra, Inc., 9.750%, 11/01/1997......................   1,000,000    1,030,537
Ford Motor Co., 7.500%, 11/15/1999.....................     750,000      770,165
Rockwell International, Inc., 6.625%, 06/01/2005.......   1,500,000    1,477,484
Wal-Mart Stores, Inc., 5.500%, 03/01/1998..............     750,000      746,197
                                                                    ------------
                                                                       4,024,383
                                                                    ------------
UTILITIES 0.61%
Pennsylvania Power & Light Co., 6.875%, 02/01/2003.....   1,000,000    1,000,402
Pennsylvania Power & Light Co., 6.550%, 03/01/2006.....   1,900,000    1,826,729
Union Electric Co., 6.750%,
 10/15/1999............................................     150,000      151,531
                                                                    ------------
                                                                       2,978,662
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $9,731,554).....................................                9,513,080
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $142,360,767)...................................              144,490,950
                                                                    ------------
SHORT TERM INVESTMENTS 1.18%
United Missouri Bank, Money Market Fiduciary+ 4.900%...   5,737,117    5,737,117
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $5,737,117).....................................                5,737,117
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $379,090,739#)........................             $486,981,472
                                                                    ============

INVESCO ADVISOR EQUITY FUND
COMMON STOCKS 94.76%
BASIC MATERIALS 2.88%
Great Lakes Chemical Corp..............................      20,000 $    935,000
Imperial Chemical Industries PLC, ADR..................      33,200    1,726,400
Westvaco Corp..........................................      45,000    1,293,750
                                                                    ------------
                                                                       3,955,150
                                                                    ------------
CAPITAL GOODS 9.95%
Boeing Co..............................................      28,400    3,021,050
Emerson Electric Co....................................      12,000    1,161,000
Lockheed Martin Corp...................................      35,860    3,281,190



Pitney Bowes, Inc......................................     25,700 $  1,400,650
Raytheon Co............................................     39,400    1,896,125
Unifi, Inc.............................................     40,000    1,285,000
WMX Technologies, Inc..................................     50,000    1,631,250
                                                                   ------------
                                                                     13,676,265
                                                                   ------------
CONSUMER CYCLICAL 12.29%
Circuit City Stores, Inc...............................     54,000    1,626,750
Cooper Tire & Rubber Co................................     62,000    1,224,500
Disney (Walt) Co.......................................     30,400    2,116,600
Gap, Inc...............................................     50,000    1,506,250
Mattel, Inc............................................     50,000    1,387,500
Maytag Corp............................................     86,900    1,716,275
McDonald's Corp........................................     53,400    2,416,350
Penney (J.C.) Co., Inc.................................     40,000    1,950,000
Russell Corp...........................................     56,000    1,666,000
Shaw Industries, Inc...................................    109,000    1,280,750
                                                                   ------------
                                                                     16,890,975
                                                                   ------------
CONSUMER STAPLES 21.19%
Abbott Laboratories....................................     50,400    2,557,800
American Home Products Corp............................     42,000    2,462,250
Columbia/HCA Healthcare, Inc...........................     70,200    2,860,650
Giant Food, Inc., Cl. A................................     60,000    2,070,000
Heinz (H.J.) Co........................................     58,350    2,086,013
Kimberly-Clark Corp....................................     20,000    1,905,000
Lilly (Eli) & Co.......................................     35,400    2,584,200
Merck & Co., Inc.......................................     41,900    3,320,575
Mylan Laboratories.....................................     77,000    1,289,750
PepsiCo, Inc...........................................     85,000    2,486,250
Philip Morris Cos., Inc................................     28,300    3,187,287
Schering-Plough Corp...................................     35,600    2,305,100
                                                                   ------------
                                                                     29,114,875
                                                                   ------------
DIVERSIFIED 8.25%
American Brands, Inc...................................     50,000    2,481,250
Cognizant Corp.........................................     40,000    1,320,000
General Electric Co....................................     29,000    2,867,375
Minnesota Mining & Manufacturing Co....................     20,000    1,657,500
Textron, Inc...........................................     32,000    3,016,000
                                                                   ------------
                                                                     11,342,125
                                                                   ------------
ENERGY 6.53%
Amoco Corp.............................................     24,600    1,980,300
Exxon Corp.............................................     22,000    2,156,000
Repsol AS, ADR.........................................     60,000    2,287,500
Royal Dutch Petroleum Co...............................     14,900    2,544,175
                                                                   ------------
                                                                      8,967,975
                                                                   ------------
FINANCE 18.96%
American General Corp..................................     60,000    2,452,500
American International Group, Inc......................     23,100    2,500,575
Boatmen's Bancshares, Inc..............................     35,000    2,257,500
Chubb Corp.............................................     25,000    1,343,750

- -------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR EQUITY FUND (CONTINUED)
Dun & Bradstreet Corp..................................      60,000 $  1,425,000
Federal National Mortgage Assn.........................      40,000    1,490,000
First Chicago NBD Corp.................................      53,800    2,891,750
First of America Bank Corp.............................      40,000    2,405,000
First Union Corp.......................................      30,000    2,220,000
General RE Corp........................................      13,500    2,129,625
Jefferson-Pilot Corp...................................      24,000    1,359,000
Morgan Stanley Group, Inc..............................      37,000    2,113,625
SAFECO Corp............................................      37,000    1,459,187
                                                                    ------------
                                                                      26,047,512
                                                                    ------------
TECHNOLOGY 9.66%
COMPAQ Computer Corp.*.................................      32,000    2,376,000
Computer Associates International, Inc.................      55,000    2,736,250
Hewlett-Packard Co.....................................      56,000    2,814,000
International Business Machines Corp...................      18,000    2,718,000
Xerox Corp.............................................      50,000    2,631,250
                                                                    ------------
                                                                      13,275,500
                                                                    ------------
UTILITIES 5.05%
CINergy Corp...........................................      61,000    2,035,875
Southern New England Telecommunications Corp...........      60,000    2,332,500
Telefonos de Mexico, "L", ADR..........................      40,800    1,346,400
Texas Utilities Co.....................................      30,000    1,222,500
                                                                    ------------
                                                                       6,937,275
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $86,731,704)....................................              130,207,652
                                                                    ------------
PREFERRED STOCK 1.08%
TRANSPORTATION & SERVICES 1.08%
Illinois Central Corp..................................      46,500    1,488,000
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $1,451,774).....................................                1,488,000
                                                                    ------------
SHORT TERM INVESTMENTS 4.16%
COMMERCIAL PAPER 1.51%
Kellogg Co., 5.650%, 01/06/1997........................ $ 1,070,000    1,069,161
Gannett Co., 5.350%, 01/07/1997........................   1,000,000      999,108
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $2,068,269).....................................                2,068,269
                                                                    ------------
OTHER SECURITIES 2.65%
United Missouri Bank, Money Market Fiduciary+ 4.900%...   3,646,494    3,646,494
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $5,714,763).....................................             $  5,714,763
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $93,898,241#).........................             $137,410,415
                                                                    ============

INVESCO ADVISOR MULTIFLEX FUND
COMMON STOCKS 78.81%
LARGE CAPITALIZATION EQUITIES 17.21%
Abbott Laboratories.....................................     17,650 $   895,738
Air Products & Chemicals, Inc...........................      3,400     235,025
American Brands, Inc....................................     13,000     645,125
American General Corp...................................     18,200     743,925
American Home Products Corp.............................     11,000     644,875
American International Group, Inc.......................      6,950     752,337
Amoco Corp..............................................      4,000     322,000
Archer-Daniels-Midland Co...............................     37,800     831,600
Atlantic Richfield Co...................................      3,900     516,750
Boatmen's Bancshares, Inc...............................     16,600   1,070,700
Boeing Co...............................................      3,400     361,675
Bristol-Myers Squibb Co.................................      8,950     973,313
Chubb Corp..............................................      2,900     155,875
Circuit City Stores, Inc................................     14,000     421,750
Columbia/HCA Healthcare, Inc............................     22,828     930,241
COMPAQ Computer Corp.*..................................     11,400     846,450
Computer Associates International, Inc..................     10,400     517,400
Comsat Corp.............................................      6,200     152,675
Cooper Tire & Rubber Co.................................     22,300     440,425
Disney (Walt) Co........................................      5,000     348,125
Dover Corp..............................................     10,850     545,212
Dow Chemical Co.........................................      6,200     485,925
DTE Energy Co...........................................     23,000     744,625
Dun & Bradstreet Corp...................................     14,100     334,875
Emerson Electric Co.....................................      8,800     851,400
Exxon Corp..............................................      8,700     852,600
Federal National Mortgage Assn..........................     24,300     905,175
First Chicago NBD Corp..................................     17,000     913,750
Ford Motor Co...........................................     16,600     529,125
Gannett Co., Inc........................................      7,000     524,125
General Electric Co.....................................      5,500     543,813
General RE Corp.........................................      3,800     599,450
Great Lakes Chemical Corp...............................     13,000     607,750
Heinz (H.J.) Co.........................................     19,000     679,250
Hewlett-Packard Co......................................     18,400     924,600
International Business Machines Corp....................      4,700     709,700
Jefferson-Pilot Corp....................................      2,600     147,225
Johnson & Johnson.......................................     10,800     537,300
Kimberly-Clark Corp.....................................      9,100     866,775
Lilly (Eli) & Co........................................      7,500     547,500
Lockheed Martin Corp....................................      9,616     879,864
Marsh & McLennan Cos., Inc..............................      4,025     418,600
Mattel, Inc.............................................     17,000     471,750
McDonald's Corp.........................................     16,000     724,000
Merck & Co., Inc........................................      9,100     721,175
Minnesota Mining & Manufacturing Co.....................      9,000     745,875
Morgan Stanley Group, Inc...............................      9,000     514,125
Norfolk Southern Corp...................................      3,500     306,250

- -------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Penney (J.C.) Co., Inc.................................     13,375 $    652,031
PepsiCo, Inc...........................................     28,350      829,237
Phelps Dodge Corp......................................      8,500      573,750
Philip Morris Cos., Inc................................      9,750    1,098,094
Pitney Bowes, Inc......................................      9,600      523,200
Ralston Purina Group...................................     12,100      887,838
Raytheon Co............................................     20,000      962,500
Rite Aid Corp..........................................     18,000      715,500
Royal Dutch Petroleum Co...............................      6,900    1,178,175
Russell Corp...........................................      5,100      151,725
SAFECO Corp............................................     26,300    1,037,206
Salomon, Inc...........................................     13,000      612,625
Schering-Plough Corp...................................     15,050      974,488
Shaw Industries, Inc...................................     13,000      152,750
Southern Co............................................     12,500      282,813
Southern New England
 Telecommunications Corp...............................     23,350      907,731
Texas Utilities Co.....................................     11,000      448,250
Textron, Inc...........................................     10,000      942,500
Vulcan Materials Co....................................     11,000      669,625
Wachovia Corp..........................................     10,000      565,000
Wal-Mart Stores, Inc...................................     10,500      240,187
Westvaco Corp..........................................     18,000      517,500
Whirlpool Corp.........................................     11,500      536,188
WMX Technologies, Inc..................................     22,500      734,062
Xerox Corp.............................................     14,500      763,062
                                                                   ------------
                                                                     46,393,855
                                                                   ------------
SMALL CAPITALIZATION EQUITIES 23.94%
Access Health, Inc.*...................................      4,100      183,475
ACX Technologies, Inc.*................................     10,200      202,725
Advanced Technology Laboratories, Inc.*................     12,500      387,500
Albank Financial Corp..................................     15,840      496,980
Alberto-Culver Co., Cl. B..............................      4,900      235,200
AMC Entertainment, Inc.*...............................     11,800      169,625
AMERCO*................................................        400       14,000
American Bankers Insurance Group, Inc..................      5,800      296,525
American Management Systems, Inc.*.....................     15,500      379,750
AmeriSource Health Corp., Cl. A*.......................      4,900      236,425
Amylin Pharmaceuticals, Inc.*..........................     17,500      227,500
AptarGroup, Inc........................................      6,700      236,175
Arvin Industries, Inc..................................      5,800      143,550
Ashland Coal, Inc......................................      8,300      230,325
Aspen Technologies, Inc.*..............................      4,800      385,200
Associated Group, Inc., Cl. A*.........................      5,100      156,825
Astoria Financial Group Corp...........................     29,600    1,091,500
Baldor Electric Co.....................................      6,900      169,912
Ballard Medical Products...............................     14,200      264,475



Barr Laboratories, Inc.*...............................      6,200 $    157,325
Belden, Inc............................................      4,800      177,600
Bell Industries, Inc.*.................................     11,720      250,515
Bergen Brunswig Corp., Cl. A...........................      7,700      219,450
Bindley Western Industries, Inc........................     18,900      366,188
Bio-Rad Laboratories, Inc., Cl. A*.....................      6,450      193,500
Black Box Corp.*.......................................      4,200      173,250
Blount International, Inc..............................      5,100      195,712
BMC Industries, Inc....................................      5,900      185,850
Boole & Babbage, Inc.*.................................     18,000      450,000
Borders Group, Inc.*...................................      3,600      129,150
Borg-Warner Automotive, Inc............................     21,800      839,300
Cablevision Systems Corp.*.............................      5,500      168,437
Cabot Oil & Gas Corp., Cl. A...........................     20,100      344,213
CACI International, Inc., Cl. A*.......................     13,900      291,900
Cal Fed Bancorp, Inc.*.................................      9,700      237,650
Camco International, Inc...............................      7,700      355,162
Carlisle Cos., Inc.....................................      4,900      296,450
Carmike Cinemas, Inc., Cl. A*..........................      7,100      180,163
Carson Pirie Scott & Co.*..............................      7,800      196,950
Carter-Wallace, Inc....................................     22,400      350,000
CCB Financial Corp.....................................      5,100      348,075
Centex Construction Products, Inc......................      9,400      169,200
Centex Corp............................................     16,500      620,812
Central Louisiana Electric Co., Inc....................      1,300       35,913
Central Maine Power Co.................................     16,000      186,000
Central Newspapers, Inc., Cl. A........................      9,900      435,600
Chesapeake Corp........................................     23,200      727,900
CILCORP, Inc...........................................      1,700       62,262
Citrix Systems, Inc.*..................................        400       15,625
CKE Restaurants, Inc...................................     14,900      536,400
CMAC Investment Corp...................................      6,200      227,850
Coast Savings Financial, Inc.*.........................     15,700      575,013
Commerce Group, Inc....................................     20,300      512,575
Commercial Federal Corp................................      5,800      278,400
Commonwealth Energy Systems............................     10,400      244,400
Community First Bankshares, Inc........................     10,600      291,500
Cullen Frost Bankers, Inc..............................     26,000      864,500
Dallas Semiconductor Corp..............................        300        6,900
Davox Corp.*...........................................      5,100      210,375
Dexter Corp............................................     28,800      918,000
Dionex Corp. *.........................................      9,100      318,500
Dynatech Corp.*........................................      3,400      150,450
Earthgrains Co.........................................      8,600      449,350
Energen Corp...........................................      5,200      157,300
Energy Ventures, Inc.*.................................      6,000      305,250
E'town Corp............................................      5,100      161,287
Evans & Sutherland Computer Corp.*.....................     19,000      475,000
Fair Isaac & Co., Inc..................................      6,000      234,750


- --------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
FINOVA Group, Inc......................................      5,400 $    346,950
First Commercial Corp..................................      3,142      116,647
First Midwest Bancorp, Inc.............................     11,500      375,187
Foamex International, Inc.*............................     10,400      171,600
Fremont General Corp...................................      6,930      214,830
Frontier Insurance Group, Inc..........................     10,810      413,482
Fuller (H.B.) Co.......................................      5,000      235,000
Furniture Brands International, Inc.*..................     18,000      252,000
G & K Services, Inc., Cl. A............................     10,900      411,475
Gerber Scientific, Inc.................................     22,900      340,638
Giddings & Lewis, Inc..................................     20,400      262,650
Gilead Sciences, Inc.*.................................     17,700      442,500
Guarantee Life Cos., Inc...............................      7,600      140,600
Harland (John H.) Co...................................      9,200      303,600
Harnischfeger Industries, Inc..........................      7,100      341,687
Hawaiian Electric Industries, Inc.......... ...........     13,100      473,238
Health Management Systems, Inc.*.......................     10,800      151,200
Heartland Express, Inc.*...............................      8,850      215,719
Hooper Holmes, Inc.....................................        300        5,213
Horace Mann Educators Corp.............................     13,200      532,950
IDEX Corp..............................................     12,800      510,400
IES Industries, Inc....................................      8,800      262,900
Illinois Central Corp..................................     18,000      576,000
Imperial Credit Industries, Inc.*......................     14,800      310,800
Integrated Systems, Inc.*..............................     14,200      369,200
International Multifoods Corp..........................     11,600      210,250
Interstate Power Co....................................      9,300      269,700
Invacare Corp..........................................     10,200      280,500
Ionics, Inc.*..........................................      4,700      225,600
JLG Industries, Inc....................................      9,100      145,600
JP Foodservice, Inc....................................      7,100      197,912
Kellwood Co............................................     11,300      226,000
Kinder Care Learning Centers, Inc.*....................     41,900      785,625
Lands' End, Inc.*......................................     13,000      344,500
Lawyers Title Corp.....................................     13,700      268,863
Lennar Corp............................................     15,100      411,475
Level One Communications, Inc.*........................     10,400      371,800
Lincare Holdings, Inc.*................................      7,800      319,800
Logicon, Inc...........................................      5,200      189,800
Louis Dreyfus Natural Gas Corp.*.......................        200        3,425
Luby's Cafeterias, Inc.................................     10,400      206,700
Magna Group, Inc.......................................     12,200      359,900
Measurex Corp..........................................     15,200      364,800
Medusa Corp............................................      8,800      302,500
Meredith Corp..........................................     12,300      648,825
Methode Electronics, Inc., Cl. A.......................     26,300      532,575
Miller (Herman), Inc...................................     11,400      645,525
Minnesota Power & Light Co.............................      8,300      228,250
Molecular Dynamics, Inc.*..............................     18,600      199,950
Multicare Cos., Inc.*..................................     25,250      511,312



NAC Re Corp............................................      6,600 $    223,575
National Data Corp.....................................      5,700      247,950
Nautica Enterprises, Inc.*.............................     10,100      255,025
Newpark Resources, Inc.*...............................     13,300      495,425
NeXstar Pharmaceuticals, Inc.*.........................     11,900      178,500
Norrell Corp...........................................     13,500      367,875
NVR, Inc.*.............................................     21,000      273,000
OEC Medical Systems, Inc.*.............................     21,700      325,500
Oneida, Ltd............................................     29,700      534,600
Oneok, Inc.............................................     10,200      306,000
Orion Capital Corp.....................................      4,600      281,175
Palmer Wireless, Inc., Cl. A*..........................     15,700      164,850
Periphonics Corp.*.....................................     26,600      778,050
PHH Corp...............................................     24,500    1,053,500
Poe & Brown, Inc.......................................     18,200      482,300
Precision Castparts Corp...............................      5,950      295,269
Presidential Life Corp.................................     19,300      232,806
Primadonna Resorts, Inc.*..............................     26,500      450,500
Prime Hospitality Corp.*...............................     13,000      209,625
Protective Life Corp...................................     13,100      522,362
Provident Bancorp, Inc.................................      1,750       59,500
Pulitzer Publishing Co.................................      6,400      296,800
Quanex Corp............................................     32,500      889,687
Quick and Reilly Group, Inc............................      6,450      192,694
Raymond James Financial, Inc...........................     10,900      328,362
Reliance Group Holdings, Inc...........................     18,200      166,075
Renaissance Communications Corp.*......................     23,200      829,400
Rexall Sundown, Inc.*..................................      4,100      111,469
Riser Foods, Inc., Cl. A...............................      9,700      307,975
Robbins & Myers, Inc...................................     23,100      577,500
Rock-Tenn Co., Cl. A...................................      9,460      186,835
Ross Stores, Inc.......................................     11,400      570,000
Santa Fe Energy Resources*.............................     39,500      548,062
SCI Systems, Inc.*.....................................      3,800      169,575
Scotsman Industries, Inc...............................      9,000      212,625
Sequa Corp., Cl. A*....................................      5,500      215,875
Shopko Stores, Inc.....................................     15,400      231,000
SIGCORP, Inc...........................................      7,300      252,762
Smith (A.O.) Corp......................................      6,000      179,250
Snyder Oil Corp........................................     39,700      689,788
Springs Industries, Inc., Cl. A........................     11,400      490,200
St. John Knits, Inc....................................     19,600      852,600
Stanley Furniture Co., Inc.*...........................     20,400      405,450
Stone & Webster, Inc...................................     14,900      469,350
Stratus Computer, Inc.*................................      7,700      209,825
SunGard Data Systems, Inc.*............................      7,200      284,400
Symbol Technologies, Inc.*.............................     10,100      446,925
Synopsys, Inc.*........................................      5,700      263,625
Tech Data Corp.*.......................................     12,300      336,712
Texas Industries, Inc..................................      4,100      207,563
The Sports Authority, Inc.*............................     12,700      276,225
Thermo Ecotek Corp.*...................................        600        9,150


- --------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Tiffany & Co...........................................      6,200 $    227,075
Transaction Systems Architects, Inc., Cl. A*...........      9,500      315,875
Tredegar Industries, Inc...............................     17,500      702,187
U. S. Bioscience, Inc.*................................     18,100      228,513
U. S. Home Corp.*......................................     10,800      280,800
UNC, Inc.*.............................................     21,600      259,200
United Stationers, Inc.*...............................     13,700      267,150
Universal Corp.........................................     11,300      363,012
Universal Health Services, Inc., Cl. B*................     16,800      480,900
VideoServer, Inc.*.....................................      7,000      297,500
Waban, Inc.*...........................................     11,700      304,200
Washington National Corp...............................     16,900      464,750
Watson Pharmaceuticals, Inc.*..........................      4,500      202,219
Werner Enterprises, Inc................................     18,300      331,688
West Co., Inc..........................................     19,100      539,575
WestAmerica Bancorp....................................     15,500      895,125
Westpoint Stevens, Inc.*...............................      9,100      271,863
Wind River Systems*....................................      1,800       85,275
Wisconsin Central Transportation Corp.*................      4,800      190,200
Wolverine Tube , Inc.*.................................      5,200      183,300
World Fuel Services Corp...............................     28,200      627,450
Wynn's International, Inc..............................      2,100       66,413
Yellow Corporation*....................................     17,800      255,875
Zale Corp.*............................................      9,400      179,775
20th Century Industries................................     43,700      737,438
                                                                   ------------
                                                                     64,515,776
                                                                   ------------
INTERNATIONAL EQUITIES 17.66%
ABN-AMRO Hldgs N.V., ADR...............................     12,000      779,771
AEGON N.V., ADR........................................     30,000    1,897,500
Akzo Nobel N.V., ADR...................................     11,400      769,500
Amcor Ltd., ADR........................................     25,000      637,500
Associated British Foods PLC, ADR......................    115,000      953,488
Astra AB, ADR..........................................     25,000    1,225,000
Banco Santander AS, ADR................................     20,900    1,327,150
BASF AG, ADR...........................................     32,000    1,230,906
Bayer AG, ADR..........................................     27,400    1,116,544
British Airways PLC, ADR...............................     10,000    1,027,500
British Telecommunications PLC, ADR....................     10,000      686,250
Carlton Communications PLC, ADR........................     20,000      890,000
Compagnie Cervecerias, ADR.............................     20,000      322,500
CRA Ltd., ADR..........................................     15,000      941,100
CS Holding, ADR........................................     30,000      768,030
Development Bank of Singapore, Ltd.,
 ADR...................................................      8,000      432,320
Elsevier N.V., ADR.....................................     25,000      843,750
Empresa Nacional de Electridad AS, ADR.................     12,000      840,000



Fuji Photo Film Co., Ltd., ADR.........................     44,000 $  1,452,000
Glaxo Wellcome PLC, ADR................................     35,000    1,111,250
Groupe Danone, ADR*....................................     18,000      500,659
Hitachi Ltd., ADR......................................     12,000    1,110,000
Hong Kong Electric Holdings, ADR.......................    200,000      664,500
HSBC Holdings PLC, ADR.................................      5,000    1,069,813
Kirin Brewery Co., Ltd., ADR...........................      9,000      886,500
Konica Corp., ADR*.....................................     12,000      795,240
Koninklijke Ahold N.V., ADR............................     27,300    1,685,775
LVMH (Moet-Hennessey Louis Vuitton), ADR...............     20,000    1,120,000
Marui Ltd., ADR........................................     15,600      562,692
Matsushita Electric Industrial Co., Ltd., ADR..........      6,000      979,500
National Australia Bank, Ltd., ADR.....................     25,000    1,471,875
Nestle AS, ADR.........................................     22,000    1,177,235
Novartis AG, ADR.......................................     26,666    1,522,095
Novo-Nordisk AS, ADR*..................................     27,300    1,276,275
PowerGen PLC, ADR......................................     20,000      790,000
Repsol AS, ADR.........................................     20,000      762,500
RWE Aktiengesellschaf AG, ADR..........................     27,000    1,142,292
Sekisui House Ltd., ADR................................      6,600      672,012
Shell Transport & Trading Co., ADR.....................     12,500    1,279,688
Societe Generale, ADR..................................     30,000      647,463
South China Morning Post, ADR..........................    150,000      620,550
Stet Societa Finanziaria Telefonica, ADR...............     15,000      665,625
Sun Hung Kai Properties, Ltd., ADR.....................     85,000    1,041,208
TDK Corp., ADR.........................................     12,100      795,575
Telefonica de Espana, ADR..............................     15,000    1,038,750
Telefonos de Mexico, "L", ADR..........................     15,000      495,000
Total, ADR.............................................     30,000    1,207,500
Toyota Motor Corp., ADR................................      8,000      460,000
Unigate PLC, ADR.......................................    100,000      711,040
Unilever N.V...........................................      6,700    1,174,175
Vitro Sociedad Anonima, ADR............................      1,160        6,380
                                                                   ------------
                                                                     47,583,976
                                                                   ------------
REAL ESTATE EQUITIES 20.00%
American General Hospitality Corp......................     58,400    1,387,000
Arden Realty Group, Inc................................     77,400    2,147,850
Bay Apartment Communities, Inc.........................     55,300    1,990,800
Beacon Properties, Inc.................................     47,500    1,739,688
Cali Realty Corp.......................................     58,800    1,815,450
CarrAmerica Realty Corp................................     38,400    1,123,200
CBL & Associates Properties, Inc.......................     62,400    1,614,600
Chelsea GCA Realty, Inc................................     27,700      959,113
Duke Realty Investments, Inc...........................     46,600    1,794,100
Equity Residential Properties Trust--SBI...............     19,400      800,250
Essex Property Trust, Inc..............................     36,100    1,060,438
FelCor Suite Hotels, Inc...............................     65,800    2,327,675


- --------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
First Industrial Realty Trust, Inc....................      69,800 $  2,120,175
Gables Residential Trust--SBI.........................      74,100    2,148,900
Highwoods Properties, Inc.............................      43,900    1,481,625
Horizon Group, Inc....................................      40,320      801,360
JDN Realty Corp.......................................      50,000    1,381,250
JP Realty, Inc........................................      28,700      742,612
Kimco Realty Corp.....................................      48,050    1,675,744
Koger Equity, Inc.*...................................     107,300    2,011,875
Liberty Property Trust--SBI...........................      63,300    1,629,975
Meditrust Inc.--SBI...................................      27,100    1,084,000
Meridian Industrial Trust, Inc........................      64,800    1,360,800
Merry Land & Investment Co., Inc......................      57,000    1,225,500
MGI Properties........................................      67,500    1,485,000
Nationwide Health Properties, Inc.....................      70,900    1,719,325
OMEGA Healthcare Investors, Inc.......................       6,100      202,825
Patriot American Hospitality, Inc.....................      45,000    1,940,625
Public Storage, Inc...................................      98,000    3,038,000
Regency Realty Corp...................................      29,000      761,250
RFS Hotel Investors, Inc..............................      88,500    1,747,875
Security Capital Industrial Trust.....................      26,500      566,437
Shurgard Storage Centers, Inc.........................      19,500      577,688
Simon DeBartolo Group, Inc............................      51,100    1,584,100
Spieker Properties, Inc...............................      30,600    1,101,600
Starwood Lodging Trust................................      18,900    1,041,862
Sun Communities, Inc..................................      27,100      934,950
Winston Hotels, Inc...................................      56,500      769,813
                                                                   ------------
                                                                     53,895,330
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $166,441,000)..................................              212,388,937
                                                                   ------------
FIXED INCOME SECURITIES 15.72%
U.S. GOVERNMENT OBLIGATIONS 7.70%
U.S. TREASURY NOTES
 5.625%, 08/31/1997................................... $ 1,080,000    1,078,313
 5.500%, 09/30/1997...................................   2,400,000    2,394,000
 5.750%, 09/30/1997...................................   1,550,000    1,549,031
 5.375%, 05/31/1998...................................   2,500,000    2,481,250
 5.875%, 08/15/1998...................................   2,500,000    2,496,875
 5.875%, 10/31/1998...................................   2,500,000    2,496,875
 6.875%, 07/31/1999...................................     800,000      816,250
 7.750%, 12/31/1999...................................   1,655,000    1,730,509
 6.250%, 05/31/2000...................................     900,000      903,938
 6.250%, 02/15/2003...................................   1,525,000    1,523,571
 8.750%, 05/15/2017...................................   2,695,000    3,286,216
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $20,603,728)...................................               20,756,828
                                                                   ------------


U.S. GOVERNMENT AGENCY
 OBLIGATIONS 4.05%
Federal Home Loan Bank
 6.075%, 01/22/1999...................................  $ 2,000,000 $  1,999,062
Federal Home Loan Mortgage Corp., 1393-C PAC, 6.000%,
 01/15/2004...........................................    1,000,000      996,540
Federal Home Loan Mortgage Corp., Pool #380070,
 9.000%, 01/01/2005...................................      345,030      360,233
Federal Home Loan Mortgage Corp., FHR 185-E PAC,
 9.000%, 08/15/2006...................................    1,000,000    1,030,790
Federal Home Loan Mortgage Corp., Pool #554938,
 8.000%, 08/01/2017...................................      382,419      389,709
FHA/VA, Pool
 #140283 6.500%, 08/01/2003...........................      422,337      418,351
Federal National Mortgage Assn., FHR 1992-152 J PAC,
 7.000%, 05/25/2006...................................      810,000      817,306
Federal National Mortgage Corp.,
 92-24 H PAC, 7.500%, 11/25/2006......................    1,000,000    1,018,800
Federal National Mortgage Assn., Pool #337190, 6.000%,
 04/01/2011...........................................      674,193      648,279
Federal National Mortgage Assn., Pool #190723, 6.000%,
 04/01/2024...........................................    1,538,528    1,428,428
Government National Mortgage Assn., 1996-13 G, 7.000%,
 01/16/2007...........................................    1,000,000    1,008,590
Government National Mortgage Assn., Pool #398551,
 6.500%, 04/15/2026...................................      838,221      799,716
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $10,925,718)...................................                10,915,804
                                                                    ------------
ASSET BACKED SECURITIES 1.30%
ContiMortgage Home Equity Loan Trust, 1995-4 A4,
 6.330%, 10/15/2010...................................      500,000      498,805
NationsBank Auto Owner Trust, 6.375%, 07/15/2006......    1,000,000    1,006,260
Olympic Automobile Receivables Trust, 1996-AA3,
 5.700%, 04/15/2000...................................    1,000,000      997,160
Premier Auto Trust,
 1996-4 A3 6.200%, 11/06/2000.........................    1,000,000    1,003,140
                                                                    ------------
TOTAL ASSET BACKED SECURITIES
 (Cost $3,492,617)....................................                 3,505,365
                                                                    ------------
CORPORATE BONDS 2.67%
Associates Corp., 7.750%, 02/15/2005..................      800,000      855,421
BellSouth Telecommunications,
 5.850%, 11/15/2045...................................    1,000,000      987,282
Beneficial Corp., 8.400%, 05/15/2008..................    1,000,000    1,135,272
General Electric Capital Corp., 5.800% (Variable
 Rate), 04/01/2008....................................    1,100,000    1,182,712

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
GTE Corp., 10.250%, 11/01/2020..........................    620,000 $    706,382
Motorola, Inc., 8.400%, 08/15/2031......................    735,000      861,773
US West Capital Funding Corp., 6.310%, 11/01/2005.......    675,000      666,176
WMX Technologies, Inc., 6.220%, 04/30/2004..............    750,000      801,366
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $7,061,450)......................................               7,196,384
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $42,083,513).....................................              42,374,381
                                                                    ------------
SHORT TERM INVESTMENTS 5.47%
United Missouri Bank, Money Market Fiduciary+ 4.900%.... 14,728,538   14,728,538
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $14,728,538).....................................              14,728,538
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $223,253,051#).........................            $269,491,856
                                                                    ============
INVESCO ADVISOR INTERNATIONAL VALUE FUND
COMMON STOCKS 95.58%
BASIC MATERIALS 5.68%
BASF AG, ADR............................................     30,000 $  1,153,974
Cemex AS, "B", ADR......................................     70,000      544,201
CRA Ltd., ADR...........................................     20,000    1,254,800
                                                                    ------------
                                                                       2,952,975
                                                                    ------------
CONSUMER CYCLICAL 5.48%
Canon, Inc., ADR........................................      8,000      880,000
Elsevier N.V., ADR......................................     20,000      675,000
Marui Ltd., ADR.........................................     12,000      432,152
Toyota Motor Corp., ADR.................................     15,000      862,500
                                                                    ------------
                                                                       2,849,652
                                                                    ------------
CONSUMER STAPLES 19.47%
Amcor Ltd., ADR.........................................     35,000      892,500
Associated British Foods PLC, ADR.......................    130,000    1,077,856
Dai Nippon Printing Co. Ltd., ADR.......................      5,000      874,472
Glaxo Wellcome PLC, ADR.................................     35,000    1,111,250
Groupe Danone, ADR*.....................................     20,000      556,288
J. Sainsbury PLC, ADR...................................     40,000    1,062,400
Kirin Brewery Co., Ltd., ADR............................      8,000      788,000
Koninklijke Ahold N.V., ADR.............................     10,000      617,500
LVMH (Moet-Hennessey Louis Vuitton), ADR................     20,000    1,120,000



Nestle AS, ADR.........................................     18,000 $    963,193
Unilever N.V...........................................      6,000    1,051,500
                                                                   ------------
                                                                     10,114,959
                                                                   ------------
DIVERSIFIED 14.55%
Bayer AG, ADR..........................................     30,000    1,222,494
Elf Aquitaine, ADR.....................................     25,000    1,131,250
Kyocera Corp., ADR.....................................      7,000      854,000
Norsk Hydro AS, ADR....................................     25,000    1,340,625
Novo-Nordisk AS, ADR*..................................     25,000    1,168,750
RWE Aktiengesellschaf AG, ADR..........................     21,000      888,449
Swire Pacific Ltd., ADR................................    100,000      953,450
                                                                   ------------
                                                                      7,559,018
                                                                   ------------
ENERGY 4.14%
Repsol AS, ADR.........................................     25,000      953,125
Royal Dutch Petroleum Co...............................      7,000    1,195,250
                                                                   ------------
                                                                      2,148,375
                                                                   ------------
ELECTRONICS 7.60%
Carlton Communications PLC, ADR........................     25,000    1,112,500
Fuji Photo Film Co., Ltd., ADR.........................     30,000      990,000
Hitachi Ltd., ADR......................................     10,000      925,000
TDK Corp., ADR.........................................     14,000      920,500
                                                                   ------------
                                                                      3,948,000
                                                                   ------------
FINANCE 15.96%
AEGON N.V., ADR........................................     20,000    1,265,000
Banco Santander AS, ADR................................     15,000      952,500
Development Bank of Singapore, ADR.....................     20,000    1,080,800
Den Danske Bank, ADR...................................     10,000      805,233
HSBC Holdings PLC, ADR.................................      5,000    1,069,813
ING Groep N.V., ADR....................................     30,000    1,078,776
National Australia Bank, Ltd., ADR.....................     20,000    1,177,500
Societe Generale Paris, ADR............................     40,000      863,285
                                                                   ------------
                                                                      8,292,907
                                                                   ------------
PHARMACEUTICALS 5.49%
Astra AB, ADR..........................................     25,000    1,225,000
Novartis AG, ADR*......................................     28,466    1,624,996
                                                                   ------------
                                                                      2,849,996
                                                                   ------------
REAL ESTATE & HOUSING 3.73%
Sekisui House Ltd., ADR................................      7,000      711,639
Sun Hung Kai Properties Ltd., ADR......................    100,000    1,224,950
                                                                   ------------
                                                                      1,936,589
                                                                   ------------
TELECOMMUNICATIONS 7.60%
British Telecommunications PLC, ADR....................     15,000    1,029,375
Stet Societa Finanziaria Telefonica, ADR...............     25,000    1,109,375
Telefonica de Espana, ADR..............................     19,000    1,315,750
Telefonos de Mexico, "L", ADR..........................     15,000      495,000
                                                                   ------------
                                                                      3,949,500
                                                                   ------------

- -------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR INTERNATIONAL VALUE FUND (CONTINUED)
TRANSPORTATION & SERVICES 1.98%
British Airways PLC, ADR...............................      10,000 $  1,027,500
                                                                    ------------
UTILITIES 3.90%
Empresa Nacional de Electridad AS, ADR.................      12,000      840,000
PowerGen PLC, ADR......................................      30,000    1,185,000
                                                                    ------------
                                                                       2,025,000
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $42,538,247)....................................               49,654,471
                                                                    ------------
SHORT TERM INVESTMENTS 4.42%
United Missouri Bank, Money Market Fiduciary+ 4.900%... $ 2,294,787    2,294,787
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $2,294,787).....................................   2,294,787    2,294,787
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $44,833,034#).........................             $ 51,949,258
                                                                    ============

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                                             % OF      MARKET
                         COUNTRY                          INVESTMENT    VALUE
- --------------------------------------------------------------------------------
Australia................................................    6.40%   $ 3,324,800
Denmark..................................................    2.25%     1,168,750
France...................................................    7.07%     3,670,823
Germany..................................................    6.28%     3,264,917
Great Britain............................................   16.70%     8,675,694
Hong Kong................................................    3.91%     2,034,250
Italy....................................................    2.14%     1,109,375
Japan....................................................   18.22%     9,463,213
Mexico...................................................    0.95%       495,000
Netherlands..............................................   12.87%     6,688,259
Norway...................................................    2.58%     1,340,625
Spain....................................................    8.87%     4,605,576
Sweden...................................................    2.36%     1,225,000
Switzerland..............................................    4.98%     2,588,189
United States............................................    4.42%     2,294,787
                                                            ------   -----------
TOTAL....................................................   100.0%   $51,949,258
                                                            ======   ===========

INVESCO ADVISOR REAL ESTATE FUND
COMMON STOCKS 94.95%
DIVERSIFIED 4.78%
Glenborough Realty Trust, Inc...........................    23,000 $    405,375
MGI Properties..........................................    26,000      572,000
                                                                   ------------
                                                                        977,375
                                                                   ------------
HEALTHCARE 4.35%
Meditrust, Inc.--SBI....................................     6,000      240,000
Nationwide Health Properties, Inc.......................    26,800      649,900
                                                                   ------------
                                                                        889,900
                                                                   ------------
INDUSTRIAL 12.94%
Duke Realty Investments, Inc............................    15,250      587,125
First Industrial Realty Trust, Inc......................    24,900      756,338
Liberty Property Trust--SBI.............................    23,150      596,112
Meridian Industrial Trust, Inc..........................    24,400      512,400
Security Capital Industrial Trust.......................     9,000      192,375
                                                                   ------------
                                                                      2,644,350
                                                                   ------------
OFFICE 20.30%
Arden Realty Group, Inc.................................    30,800      854,700
Beacon Properties, Inc..................................    22,050      807,581
Brandywine Realty Trust--SBI............................     1,800       35,100
Cali Realty Corp........................................    26,700      824,363
CarrAmerica Realty Corp.................................    12,000      351,000
Highwoods Properties, Inc...............................     9,050      305,437
Koger Equity, Inc.*.....................................    29,600      555,000
Spieker Properties, Inc.................................    11,600      417,600
                                                                   ------------
                                                                      4,150,781
                                                                   ------------
RECREATION 17.42%
American General Hospitality Corp.......................    28,500      676,875
FelCor Suite Hotels, Inc................................    21,300      753,488
Patriot American Hospitality, Inc.......................    15,800      681,375
RFS Hotel Investors, Inc................................    36,100      712,975
Starwood Lodging Trust..................................     7,200      396,900
Winston Hotels, Inc.....................................    24,900      339,263
                                                                   ------------
                                                                      3,560,876
                                                                   ------------
RESIDENTIAL 15.26%
Bay Apartment Communities, Inc..........................    19,500      702,000
Equity Residential Properties Trust--SBI................     6,400      264,000
Essex Property Trust, Inc...............................    22,200      652,125
Gables Residential Trust--SBI...........................    25,250      732,250
Merry Land & Investment Co., Inc........................    25,800      554,700
Sun Communities, Inc....................................     6,200      213,900
                                                                   ------------
                                                                      3,118,975
                                                                   ------------
RETAIL 14.23%
CBL & Associates Properties, Inc........................    18,550      479,981
Chelsea GCA Realty, Inc.................................     6,200      214,675


- --------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount       Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND (CONTINUED)
Horizon Group, Inc................................      19,400 $    385,575
JDN Realty Corp...................................      13,600      375,700
JP Realty, Inc....................................      10,400      269,100
Kimco Realty Corp.................................       9,450      329,569
Regency Realty Corp...............................      10,600      278,250
Simon DeBartolo Group, Inc........................      18,600      576,600
                                                               ------------
                                                                  2,909,450
                                                               ------------
SELF-STORAGE 5.67%
Public Storage, Inc...............................      29,700      920,700
Shurgard Storage Centers, Inc.....................       8,050      238,481
                                                               ------------
                                                                  1,159,181
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $15,036,894)...............................               19,410,888
                                                               ------------
SHORT TERM INVESTMENTS 5.05%
United Missouri Bank, Money Market Fiduciary+
 4.900%........................................... $ 1,031,486    1,031,486
                                                               ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,031,486)................................                1,031,486
                                                               ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $16,068,380#)....................             $ 20,442,374
                                                               ============
INVESCO ADVISOR INCOME FUND
FIXED INCOME SECURITIES 98.45%
U.S. GOVERNMENT OBLIGATIONS 70.14%
U.S. TREASURY NOTES
 8.500%, 07/15/1997............................... $ 2,000,000 $  2,028,750
 6.125%, 03/31/1998...............................   2,100,000    2,104,595
 8.000%, 08/15/1999...............................   1,000,000    1,047,188
 6.375%, 01/15/2000...............................   2,000,000    2,017,500
 7.500%, 11/15/2001...............................   1,750,000    1,842,423
 6.375%, 08/15/2002...............................   1,600,000    1,610,501
 6.250%, 02/15/2003...............................   1,900,000    1,898,219
 10.750%, 08/15/2005..............................   1,250,000    1,603,125
 9.375%, 02/15/2006...............................   1,000,000    1,203,125
 9.250%, 02/15/2016...............................   1,200,000    1,522,500
 7.250%, 08/15/2022...............................   1,100,000    1,163,594
                                                               ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $18,091,484)...............................               18,041,520
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 18.03%
FEDERAL HOME LOAN MORTGAGE CORP.
 Pool #20009, 12.000%, 04/01/2000 ................       6,709 $      7,198
 Gold Pool #G50362, 6.500%, 07/01/2001 ...........     487,688      486,929




 Gold Pool #G10518, 8.000%, 10/01/2010 ................ $   733,508 $    754,826
                                                                    ------------
                                                                       1,248,953
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 6.000%, 01/01/2009 Pool #50973........................      71,753       68,995
 6.000%, 04/01/2024 Pool #190723.......................      91,580       85,026
                                                                    ------------
                                                                         154,021
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008 Pool #354668.......................     807,652      797,051
 6.000%, 10/15/2008 Pool #360191.......................     490,314      473,460
 7.000%, 10/15/2008 Pool #366622.......................     786,011      789,205
 6.000%, 11/15/2008 Pool #370907.......................     352,466      340,350
 7.500%, 03/15/2026 Pool #417287.......................     834,587      835,109
                                                                    ------------
                                                                       3,235,175
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $4,743,781).....................................                4,638,149
                                                                    ------------
CORPORATE BONDS 10.28%
FINANCE 3.83%
Commercial Credit Co., 5.550%, 02/15/2001..............     500,000      481,460
National City Corp., 7.200%, 05/15/2005................     500,000      503,742
                                                                    ------------
                                                                         985,202
                                                                    ------------
INDUSTRIAL 6.45%
Waste Management, Inc., 6.375%, 07/01/1997.............     500,000      501,788
Ford Motor Credit Co., 9.250%, 06/15/1998..............      35,000       36,486
Ford Motor Credit Co., 7.500%, 11/15/1999..............     500,000      513,443
Rockwell International, Inc., 6.625%, 06/01/2005.......     500,000      492,494
GTE Corp., 10.250%, 11/01/2020.........................     100,000      113,933
                                                                    ------------
                                                                       1,658,144
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $2,676,145).....................................                2,643,346
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $25,511,410)....................................               25,323,015
                                                                    ------------
SHORT TERM INVESTMENTS 1.55%
United Missouri Bank, Money Market Fiduciary+ 4.900%...     397,689      397,689
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $397,689).......................................             $    397,689
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $25,909,099#).........................             $ 25,720,704
                                                                    ============

- -------------------------------------------------------------------------------------
                                                  Effective     Shares or
                                                  Interest      Principal
Description                                         Rate %       Amount      Value
- ------------------------------------------------------------------------------------
INVESCO ADVISOR CASH MANAGEMENT FUND
SHORT-TERM INVESTMENTS 100.00%
COMMERCIAL PAPER 95.37%
St. Paul Cos., Inc. 01/02/1997....................... 6.500     700,000 $   699,874
Exxon Imperial, Inc. 01/06/1997...................... 5.270     900,000     899,341
Great Lakes Chemical Corp. 01/06/1997................ 5.350     500,000     499,628
Temple-Inland, Inc. 01/06/1997....................... 5.430     900,000     899,321
Disney (Walt) Co. 01/06/1997......................... 5.250     900,000     899,344
Cargill, Inc. 01/07/1997............................. 5.400     720,000     719,352
General Electric Co. 01/07/1997...................... 5.300     900,000     899,205
Idaho Power Co. 01/07/1997........................... 5.400     900,000     899,190
Motorola, Inc. 01/07/1997............................ 5.300     900,000     899,205
Ford Motor Credit Co. 01/09/1997..................... 5.360     900,000     898,928
Questar Corp. 01/09/1997............................. 5.700     504,000     503,362
Greenwich Funding Corp. 01/10/1997................... 5.450     900,000     898,774
Southern California Edison Co. 01/10/1997............ 5.270     900,000     898,814
Chubb Capital Corp. 01/13/1997....................... 5.370     900,000     898,389
Siemens Corp. 01/14/1997............................. 5.350     900,000     898,261

Monsanto Co. 01/16/1997.............................. 5.300     900,000 $   898,013
Minnesota Mining & Manufacturing Co. 01/17/1997...... 5.290     900,000     897,884
Questar Corp. 01/17/1997............................. 5.350     300,000     299,287
DuPont (E.I.) de Nemours Co. 01/22/1997.............. 5.260     900,000     897,238
                                                                        -----------
TOTAL COMMERCIAL PAPER
 (Cost $15,303,410)..................................                    15,303,410
                                                                         ----------
OTHER SECURITIES 4.63%
United Missouri Bank, Money Market Fiduciary+
 (Cost $742,317)..................................... 4.900%    742,317     742,317
                                                                         ----------
TOTAL INVESTMENTS
 (100.00%) (Cost $16,045,727#).......................                   $16,045,727
                                                                        ===========

*SECURITY IS NON-INCOME PRODUCING.
ADR REPRESENTS AMERICAN DEPOSITARY RECEIPTS.
+PRINCIPAL AND INTEREST ARE PAYABLE ON DEMAND.
#ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.
   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                   INTERNATIONAL                             CASH
                              FLEX         EQUITY      MULTIFLEX       VALUE     REAL ESTATE   INCOME     MANAGEMENT
                              FUND          FUND          FUND         FUND         FUND        FUND         FUND
                      ----------------------------------------------------------------------------------------------
ASSETS
Investment securities:
 At cost................  $379,090,739  $ 93,898,241  $223,253,051  $44,833,034  $16,068,380 $25,909,099  $16,045,727
                      ==============================================================================================

 At value...............  $486,981,472  $137,410,415  $269,491,856  $51,949,258  $20,442,374 $25,720,704  $16,045,727
Cash....................             0             0        14,768       23,855            0           0          321
Receivables:
 Investment securities
  sold..................             0             0     3,821,193            0            0           0            0
 Fund shares sold.......       591,018        33,357       166,376      343,698       21,320           0        1,997
 Dividends and interest.     3,634,366       274,377     1,165,328       83,278      147,982     528,260        1,478
Other assets............        14,718         4,387         7,091            0            0       1,193          273
                      ----------------------------------------------------------------------------------------------
TOTAL ASSETS............   491,221,574   137,722,536   274,666,612   52,400,089   20,611,676  26,250,157   16,049,796
                      ----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Distributions to share-
  holders...............             0             0             0            0            0           0       16,957
 Investment securities
  purchased.............             0             0     7,099,507      268,125            0           0            0
 Fund shares repur-
  chased................       361,860        38,977       184,532      114,882        8,035      52,404       68,680
 Other..................       941,776       267,813       539,441      101,106       37,160      35,443       17,854
                      ----------------------------------------------------------------------------------------------
TOTAL LIABILITIES.......     1,303,636       306,790     7,823,480      484,113       45,195      87,847      103,491
                      ----------------------------------------------------------------------------------------------
NET ASSETS..............  $489,917,938  $137,415,746  $266,843,132  $51,915,976  $20,566,481 $26,162,310  $15,946,305
                      ==============================================================================================

NET ASSETS
Paid-in capital.........  $382,140,492  $ 89,619,897  $217,280,424  $44,726,424  $16,117,181 $27,320,347  $15,947,317
Accumulated
 undistributed
 (overdistributed) net
 investment income......        69,809       (22,215)      124,138      (48,513)      34,884     (39,504)         101
Accumulated net realized
 gain (loss) on
 investments............      (183,096)    4,305,890     3,199,765      121,841       40,422    (930,138)      (1,113)
Unrealized net
 appreciation
 (depreciation) of
 investments............   107,890,733    43,512,174    46,238,805    7,116,224    4,373,994    (188,395)           0
                      ----------------------------------------------------------------------------------------------
NET ASSETS..............  $489,917,938  $137,415,746  $266,843,132  $51,915,976  $20,566,481 $26,162,310  $15,946,305
                      ----------------------------------------------------------------------------------------------
                      ----------------------------------------------------------------------------------------------
Shares outstanding......     7,365,743     1,669,958     5,078,700      967,118      362,274     535,290   15,946,646
NET ASSET VALUE PER
 SHARE..................  $      66.51  $      82.29  $      52.54  $     53.68  $     56.77 $     48.87  $      1.00
                      ===============================================================================================

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF OPERATIONS
December 31, 1996

                                                              INTERNATIONAL                             CASH
                             FLEX       EQUITY     MULTIFLEX      VALUE     REAL ESTATE   INCOME     MANAGEMENT
                             FUND        FUND        FUND         FUND         FUND        FUND         FUND
                         ---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...............  $ 8,280,626 $ 2,895,255 $ 4,940,321  $  660,894   $  603,303  $         0  $        0
Interest................    9,912,811     256,332   2,874,260      78,241       34,432    1,967,886   1,036,089
Miscellaneous...........        8,533           0           0           0            0        1,250           0
                         ---------------------------------------------------------------------------------------
 TOTAL INCOME...........   18,201,970   3,151,587   7,814,581     739,135      637,735    1,969,136   1,036,089
                         ---------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees
 (Note 2)...............    3,351,899     946,203   2,164,778     314,843      102,386      188,085      95,995
Distribution fees (Note
 2).....................    4,469,198   1,261,604   2,164,778     314,843      113,762      173,616           0
Directors fees & ex-
 penses (Note 2)........       38,516      10,958      17,123       1,252            0        2,806       7,493
Operating services fees
 (Note 2)...............    2,233,908     630,611     965,775     157,351       56,854      144,644      95,973
                         ---------------------------------------------------------------------------------------
 TOTAL EXPENSES.........   10,093,521   2,849,376   5,312,454     788,289      273,002      509,151     199,461
Less: Advisory fee waiv-
 er.....................            0           0           0           0            0      (72,341)          0
                         ---------------------------------------------------------------------------------------
NET EXPENSES............   10,093,521   2,849,376   5,312,454     788,289      273,002      436,810     199,461
                         ---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS).................    8,108,449     302,211   2,502,127     (49,154)     364,733    1,532,326     836,628
                         ---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENT SECURITIES
Net realized gain (loss)
 on investments.........   23,531,236   5,485,198  10,629,068     226,482      177,126      893,589         (22)
Change in unrealized net
 appreciation
 (depreciation) of
 investments............   26,214,708  14,241,394  23,172,870   6,597,676    4,153,030   (2,884,993)          0
                         ---------------------------------------------------------------------------------------
NET GAIN (LOSS) ON IN-
 VESTMENTS..............   49,745,944  19,726,592  33,801,938   6,824,158    4,330,156   (1,991,404)        (22)
                         ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $57,854,393 $20,028,803 $36,304,065  $6,775,004   $4,694,889  $  (459,078) $  836,606
                         =======================================================================================

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                  FLEX FUND                   EQUITY FUND               MULTIFLEX FUND
                          ---------------------------  --------------------------  --------------------------
                              1996           1995          1996          1995          1996          1995
                          ------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (loss).................   $  8,108,449  $  7,271,892  $    302,211  $    616,253  $  2,502,127  $  2,175,820
Net realized gain (loss)
 on investments.........     23,531,236     1,499,336     5,485,198     1,719,762    10,629,068     2,369,562
Change in unrealized net
 appreciation (deprecia-
 tion) of investments...     26,214,708    65,472,709    14,241,394    22,774,563    23,172,870    23,626,272
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM OP-
 ERATIONS...............     57,854,393    74,243,937    20,028,803    25,110,578    36,304,065    28,171,654
                          ------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...     (8,041,627)   (7,268,905)     (326,780)     (619,651)   (2,400,549)   (2,154,064)
Net realized gain on in-
 vestments..............    (23,712,747)   (1,500,921)            0    (2,931,042)   (7,382,073)     (631,064)
                          ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....    (31,754,374)   (8,769,826)     (326,780)   (3,550,693)   (9,782,622)   (2,785,128)
                          ------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Proceeds from sale of
 shares.................    107,726,947   128,403,068    19,738,118    25,972,895    80,727,974    58,897,010
Exchange for Net Assets
 of Relative Return Bond
 Fund...................              0             0             0             0             0             0
Reinvestment of distri-
 butions................     27,317,233     7,435,346       248,270     2,779,410     8,779,155     2,475,012
                          ------------------------------------------------------------------------------------
                            135,044,180   135,838,414    19,986,388    28,752,305    89,507,129    61,372,022
Amount paid for repur-
 chase of shares........    (70,387,939)  (45,998,840)  (15,845,974)  (14,667,568)  (23,777,288)  (32,386,988)
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM CAP-
 ITAL SHARE TRANSAC-
 TIONS..................     64,656,241    89,839,574     4,140,414    14,084,737    65,729,841    28,985,034
                          ------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS.................     90,756,260   155,313,685    23,842,437    35,644,622    92,251,284    54,371,560
NET ASSETS
Beginning of period.....    399,161,678   243,847,993   113,573,309    77,928,687   174,591,848   120,220,288
                          ------------------------------------------------------------------------------------
End of period...........   $489,917,938  $399,161,678  $137,415,746  $113,573,309  $266,843,132  $174,591,848
                          ====================================================================================

Accumulated
 undistributed
 (overdistributed) net
 investment income
 included in net assets
 at end of period.......   $     69,809  $      2,987  $    (22,215) $      2,354  $    124,138  $     22,560
- --------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
Shares sold.............      1,649,247     2,219,650       263,161       404,616     1,650,164     1,379,512
Shares issued due to
 exchange for net assets
 of Relative Return Bond
 Fund...................              0             0             0             0             0             0
Shares issued from rein-
 vestment of distribu-
 tions..................        414,833       126,030         3,271        40,134       173,184        56,127
                          ------------------------------------------------------------------------------------
                              2,064,080     2,345,680       266,432       444,750     1,823,348     1,435,639
Shares repurchased......     (1,070,366)     (802,409)     (209,472)     (227,468)     (482,083)     (770,268)
                          ------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN CAPITAL SHARES......        993,714     1,543,271        56,960       217,282     1,341,265       665,371
                          ====================================================================================


* For the period from May 1, 1995 (commencement of operations) through December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

      INTERNATIONAL
       VALUE FUND               REAL ESTATE FUND              INCOME FUND            CASH MANAGEMENT FUND
 -------------------------  -------------------------  --------------------------  --------------------------
    1996          1995*         1996         1995*         1996          1995          1996          1995
 -------------------------------------------------------------------------------------------------------------
 $   (49,154)  $       641  $    364,733  $    67,605  $  1,532,326  $  1,331,872  $    836,628  $    839,549
     226,482        (1,923)      177,126       (2,531)      893,589       210,848           (22)         (211)
   6,597,676       518,548     4,153,030      220,964    (2,884,993)    3,759,174             0             0
 -------------------------------------------------------------------------------------------------------------
   6,775,004       517,266     4,694,889      286,038      (459,078)    5,301,894       836,606       839,338
 -------------------------------------------------------------------------------------------------------------
           0             0      (332,659)     (64,794)   (1,549,005)   (1,346,768)     (836,527)     (839,549)
    (102,718)            0      (134,173)           0             0             0             0             0
 -------------------------------------------------------------------------------------------------------------
    (102,718)            0      (466,832)     (64,794)   (1,549,005)   (1,346,768)     (836,527)     (839,549)
 -------------------------------------------------------------------------------------------------------------
  37,650,713     9,018,319    10,888,988    5,311,714     4,592,854     9,199,486    35,844,336    33,538,456
           0             0             0            0             0     3,327,189             0             0
      52,532             0       421,963       56,654     1,278,365     1,098,969       487,618       522,425
 -------------------------------------------------------------------------------------------------------------
  37,703,245     9,018,319    11,310,951    5,368,368     5,871,219    13,625,644    36,331,954    34,060,881
  (1,926,238)      (72,902)     (537,387)     (28,752)   (9,686,365)  (11,062,245)  (40,824,498)  (28,833,413)
 -------------------------------------------------------------------------------------------------------------
  35,777,007     8,945,417    10,773,564    5,339,616    (3,815,146)    2,563,399    (4,492,544)    5,227,468
 -------------------------------------------------------------------------------------------------------------
  42,449,293     9,462,683    15,001,621    5,560,860    (5,823,229)    6,518,525    (4,492,465)    5,227,257
   9,466,683         4,000     5,564,860        4,000    31,985,539    25,467,014    20,438,770    15,211,513
 -------------------------------------------------------------------------------------------------------------
 $51,915,976   $ 9,466,683  $ 20,566,481  $ 5,564,860  $ 26,162,310  $ 31,985,539  $ 15,946,305  $ 20,438,770
 =============================================================================================================
 $   (48,513)  $       641  $     34,884  $     2,810  $    (39,504) $    (22,825) $        101  $          0
 -------------------------------------------------------------------------------------------------------------
     793,073       214,356       235,928      128,705        92,901       188,718    35,844,336    33,538,456
           0             0             0            0             0        64,390             0             0
       1,093             0         8,603        1,340        26,073        22,453       487,618       522,425
 -------------------------------------------------------------------------------------------------------------
     794,166       214,356       244,531      130,045       118,974       275,561    36,331,954    34,060,881
     (39,722)       (1,682)      (11,611)        (691)     (196,204)     (224,859)  (40,824,498)  (28,833,413)
 -------------------------------------------------------------------------------------------------------------
     754,444       212,674       232,920      129,354       (77,230)       50,702    (4,492,544)    5,227,468
 =============================================================================================================

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The INVESCO Advi-sor Funds, Inc. (which had been known as The EBI Funds, Inc., prior to January 15, 1996 and, hereafter, is referred to as the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end manage-ment investment company. The Fund consists of seven separate investment port-folios, INVESCO Advisor Flex Fund ("Flex"), INVESCO Advisor Equity Fund ("Eq-uity"), INVESCO Advisor MultiFlex Fund ("MultiFlex"), INVESCO Advisor Interna-tional Value Fund ("International Value"), INVESCO Advisor Real Estate Fund ("Real Estate"), INVESCO Advisor Income Fund ("Income") and INVESCO Advisor Cash Management Fund ("Cash Management"). Real Estate and International Value commenced operations on May 1, 1995. The Relative Return Bond Fund merged into the Income Fund on December 15, 1995. See Note 8.

  A 25 for 1 split of Equity, Flex and Income capital shares was effected on January 2, 1992, which resulted in a corresponding reduction in the net asset value per share. All per share information presented in the financial state-ments and financial highlights for Equity, Flex and Income has been restated to reflect the stock split.

  The following significant accounting policies are in conformity with gener-ally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial state-ments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by Cash Management are valued using the amortized cost method of valuation, which approximates market value. If such valuation does not reflect a security's fair value, it is valued at fair value as determined in good faith by the Fund's board of directors.
     For Equity, Flex, MultiFlex, Income, Real Estate and the International Value, securities traded on national securities exchanges are valued at the last sale price on the exchange where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued at bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Securities which are consid-ered short-term investments when purchased are stated at amortized cost (which approximates market value) if maturity of the investment is 60 days or less, or at market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on trade date and dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis. Dis-counts on debt securities purchased are accreted over the life of the re-spective security as adjustments to interest income. Costs used in deter-mining realized gains and losses on the sale of investment securities are those of specific securities sold.

C. FEDERAL INCOME TAXES -- Each investment portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated invest-ment companies and, accordingly, distributes net investment income and net realized capital gains, if any, to relieve it from federal income taxes. At December 31, 1996, Equity had net capital loss carryforwards aggregating $190,964. These carryforwards expire in 2004. At December 31, 1996, Income had net capital loss carryforwards aggregating $851,788 of which $29,229 was received from the merger with Relative Return Fund (see Note 8). These carryforwards expire in 2002. At December 31, 1996, Cash Management had net capital loss carryforwards aggregating $600. These carryforwards expire in 2000. To the extent future capital gains are offset by capital loss carryforwards, such gains will generally not be distributed to sharehold-ers.

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- For Equity, Flex, MultiFlex, Income, Real Estate and International Value dividends and distributions are recorded by these investment portfolios on the ex-dividend date. All of Cash Management's net investment income is distributed to shareholders by dividends declared daily and paid monthly.

E. NEW SHARE CLASS -- Effective December 31, 1996, INVESCO began to offer a second class of shares, Class A shares. Class A shares are identical to Class C shares, except for class specific 12b-1 fees. Income, other ex-penses and accumulated realized gains and losses of each Fund are allocated to the respective class on the basis of relative net asset value each day. On December 31, 1996, 100 Class A shares of each Fund were issued and out-standing to INVESCO Services, Inc.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Services, Inc. ("ISI"), serves as each investment portfolio's investment adviser. As compen-sation for its services to each investment portfolio, ISI receives an invest-ment advisory fee which is accrued daily and paid monthly. These fees are based on the annual rate of 0.75% of the respective average daily net assets of Equity and Flex, 0.40% of the respective average daily net assets of In-come, 0.90% of the respective average daily net assets of Real Estate, 0.50% of the respective average daily net assets of Cash Management and 1.00% of the average daily net assets of MultiFlex and International Value. ISI has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM"), with respect to Equity, Flex, Income, Cash Management and International Value whereby investment decisions for these investment portfolios are made by ICM. Fees for these sub-advisory services are paid by ISI to ICM at an annual rate of 0.20% of the average daily net assets of Equity and Flex and 0.10% of the average daily net assets of Income and Cash Management and for International Value, 0.35% of average net assets on the first $50 million of assets, 0.30% of average net assets on the next $50 million of assets, and 0.25% of average net assets on assets in excess of $100 million. ISI has also entered into a sub-advisory agreement with INVESCO Management & Research, Inc. ("IMR"), with respect to MultiFlex, whereby investment decisions for this investment portfo-lio are made by IMR. Fees for these sub-advisory services are paid by ISI to IMR based on annual rates equal to 0.35% of the average daily net assets of MultiFlex Fund on the first $500 million of assets and 0.25% of assets in ex-cess of $500 million. In addition, ISI has entered into a sub-advisory agree-ment with INVESCO Realty Advisors, Inc. ("IRA"), with respect to Real Estate, whereby investment decisions for this investment portfolio are made by IRA. Fees for this sub-advisory service are paid by ISI to IRA based on annual rates equal to 0.35% of average net assets of Real Estate on the first $100 million of assets and 0.25% of average net assets on assets in excess of $100 million.
  ISI is the principal underwriter for the Fund. All of the portfolios (except Cash Management) have entered into distribution plans (the "Plans") with ISI in accordance with Rule 12b-1 of the Act. Under the Plans, ISI receives annual fees of 1.00% of average daily net assets for Equity, Flex, MultiFlex, Real Estate, International Value and 0.60% of average daily net assets for Income. ISI advised the Fund that for the year ended December 31, 1996, it received approximately $4,449, $36,838, $816, $1,722, $21,071, $4,747 and $1,789 in
contingent deferred sales charges ("CDSC") from certain shareholder redemp-tions of Equity, Flex, Income, Cash Management, MultiFlex, International Value and Real Estate Funds, respectively. Certain officers or directors of the Fund are officers or directors of ISI.
  Each investment portfolio has also entered into an operating services agree-ment with ISI. Under the respective operating services agreements, each in-vestment portfolio pays ISI an annual fee of 0.50% (effective December 31, 1996 the annual fee became 0.45%) of daily average net assets for providing or arranging to provide accounting, legal (except litigation), dividend disburs-ing, transfer agent, registrar, custodial, shareholder reporting, sub-account-ing and recordkeeping services and functions. These agreements provide that ISI will pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. The

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) combined effect of the advisory agreements, distribution plans and operating services agreements of each investment portfolio is to place a cap or ceiling on the total expenses of each investment portfolio, other than brokerage com-missions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses.
  Effective December 31, 1996, if in any calendar year, the average daily net assets of Equity or Flex are less than $500 million, expenses shall not exceed 2.20%; on the next $500 million of average daily net assets, expenses shall not exceed 2.15%; on the next $1 billion of average daily net assets, expenses shall not exceed 2.10%; and on all average daily net assets over $2 billion, expenses shall not exceed 2.05%. If in any calendar year, the average daily net assets of MultiFlex or International Value are less than $100 million, ex-penses shall not exceed 2.45%; on the next $400 million of average daily net assets, expenses shall not exceed 2.40%; on the next $500 million of average daily net assets, expenses shall not exceed 2.35%; on the next $1 billion of average daily net assets, expenses shall not exceed 2.30%; and on all average daily net assets over $2 billion, expenses shall not exceed 2.25%. In any cal-endar year the expenses of Income may not exceed l.70% of the average daily net assets. ISI has agreed to reimburse Income for a three-year period begin-ning October 1, 1995, so that the expenses shall not exceed l.45% per annum of average daily net assets. In any calendar year the expenses of Cash Management may not exceed .95% of average daily net assets. If in any calendar year, the average daily net assets of the Real Estate are less than $500 million, ex-penses shall not exceed 2.35%; on the next $500 million of net assets, ex-penses shall not exceed 2.30%; and on all assets over $1 billion, expenses shall not exceed 2.25%.
  At December 31, 1996, 39.07% of the outstanding capital shares of Cash Man-agement were owned by affiliated parties.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                         PURCHASES      SALES
                                                        -------------------------
Flex................................................... $ 98,570,099 $55,204,463
MultiFlex..............................................   58,345,906  45,751,991
Income.................................................    9,359,281  11,764,288

  The aggregate cost of purchases and proceeds from sales of all other securi-ties (excluding all short-term securities) were:

                                                         PURCHASES      SALES
                                                        -------------------------
Flex................................................... $ 74,726,121 $58,780,727
Equity.................................................   24,762,475  22,510,239
MultiFlex..............................................  128,170,806  81,956,782
International Value....................................   35,358,541   1,406,306
Real Estate............................................   12,918,821   2,700,851

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION. At December 31, 1996, the gross unrealized appreciation and depreciation of securities for federal in-come tax purposes was as follows:

                                         GROSS         GROSS      NET UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     -------------------------------------------
Flex................................. $114,039,147  $(6,148,414)   $107,890,733
Equity...............................   44,898,484   (1,386,310)     43,512,174
MultiFlex............................   48,937,373   (2,698,568)     46,238,805
International Value..................    7,825,291     (709,067)      7,116,224
Real Estate..........................    4,395,850      (21,856)      4,373,994
Income...............................      308,609     (497,004)       (188,395)

NOTE 5 -- CAPITAL SHARES. The authorized capital stock of the Fund consists of 10,075,000,000 shares of common stock having a par value of $0.001 per share. Of such shares, 10 million have been allocated to each of the Equity, Income, Real Estate and International Value, 20 million to Flex, 15 million to MultiFlex, and 10 billion to Cash Management.

NOTE 6 -- FOREIGN SECURITIES. Certain Portfolios invest in American Depositary Receipts of foreign companies. Underlying the American Depositary Receipts are investments in foreign securities. Foreign securities investments involve spe-cial risks and considerations not typically associated with those of U.S. ori-gin. These risks include, but are not limited to re-evaluation of currencies, adverse political, social and economic developments and less reliable informa-tion about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U. S. compa-nies and markets.

NOTE 7 -- TRANSACTIONS WITH AFFILIATES.
  The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Bene-fits under this plan are based on an annual rate equal to 25% of the retainer fee (effective July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement).
  Pension expenses for Flex, Equity, MultiFlex, Income and Cash Management for the year ended December 31, 1996 of $3,900, $1,138, $1,665, $313 and $551, re-
spectively, are included in Directors' Fees and Expenses in the Statement of Operations. Unfunded accrued pension costs for Flex, Equity, MultiFlex and In-come Funds of $14,718, $4,387, $7,091, $1,193, respectively, and $273 for Cash
Management, and pension liabilities of $25,815, $7,751, $12,033 and $2,220, respectively, and $824 for Cash Management, are included in other assets and liabilities in the Statement of Assets and Liabilities. There were no pension expenses for International Value and Real Estate Funds.

NOTE 8 -- In accordance with the terms of an agreement approved by Relative Return Bond Fund shareholders on December 15, 1995, the Income Fund issued 64,390 of its capital shares in exchange for the net assets of Relative Return Bond Fund of $3,327,189, including $147,389 of unrealized appreciation; com-bined net assets were $31,571,199 as of the merger date. Shareholders of Rela-tive Return Bond Fund received .788 shares of Income Fund for each share of Relative Return Bond Fund. The transaction, which was a tax-free exchange, has been accounted for by combining the assets and liabilities of each Fund at their value on the date of the merger. The identified cost of investments were similarly combined.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                FLEX FUND
                                         YEAR ENDED DECEMBER 31,
                              --------------------------------------------------
                                 1996      1995      1994      1993      1992
                              --------------------------------------------------
Net asset value, beginning of
 year........................  $  62.64  $  50.50  $  54.16  $  51.04  $  49.35
                              --------------------------------------------------
INVESTMENT OPERATIONS
Net investment income........      1.18      1.29      1.26      1.10      1.39
Net gain (loss) on securities
 (both realized and
 unrealized).................      7.25     12.38     (0.91)     4.22      2.37
                              --------------------------------------------------
Total from investment opera-
 tions.......................      8.43     13.67      0.35      5.32      3.76
                              --------------------------------------------------
DISTRIBUTIONS
Dividends (from net invest-
 ment income)................     (1.17)    (1.29)    (1.25)    (1.09)    (1.35)
Distributions (from capital
 gains)......................     (3.39)    (0.24)    (2.76)    (1.11)    (0.72)
                              --------------------------------------------------
Total distributions..........     (4.56)    (1.53)    (4.01)    (2.20)    (2.07)
                              --------------------------------------------------
Net asset value, end of year.  $  66.51  $  62.64  $  50.50  $  54.16  $  51.04
                              ==================================================

TOTAL RETURN(1)..............     13.61%    27.30%     0.64%    10.48%     7.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)......................  $489,918  $399,162  $243,848  $274,349  $165,727
Ratio of expenses to average
 net assets*.................      2.26%     2.28%     2.25%     2.25%     2.17%
Ratio of net investment in-
 come to average net assets*.      1.81%     2.28%     2.32%     2.10%     2.81%
Portfolio turnover rate......        26%        5%       36%       27%       15%
Average commission rate paid.  $ 0.0549        --        --        --        --

(1) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $18,993 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.26%, and the ratio of net investment income to average net assets would have been 2.09%.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                 EQUITY FUND
                                           YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                    1996      1995     1994     1993     1992
                                  ----------------------------------------------
Net asset value, beginning of
 year...........................  $  70.41  $  55.83  $ 59.61  $ 63.27  $ 63.38
                                  ----------------------------------------------
INVESTMENT OPERATIONS
Net investment income...........      0.18      0.41     0.36     0.41     0.60
Net gain on securities
 (both realized and unrealized).     11.90     16.44     1.26     5.40     2.44
                                  ----------------------------------------------
Total from investment opera-
 tions..........................     12.08     16.85     1.62     5.81     3.04
                                  ----------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income)........................     (0.20)    (0.41)   (0.36)   (0.41)   (0.57)
Distributions (from capital
 gains).........................      0.00     (1.86)   (5.04)   (9.06)   (2.58)
                                  ----------------------------------------------
Total distributions.............     (0.20)    (2.27)   (5.40)   (9.47)   (3.15)
                                  ----------------------------------------------
Net asset value, end of year....  $  82.29  $  70.41  $ 55.83  $ 59.61  $ 63.27
                                  ==============================================

TOTAL RETURN(1).................     17.17%    30.28%    2.69%    9.16%    4.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's).........................  $137,416  $113,573  $77,929  $86,659  $91,146
Ratio of expenses to average net
 assets*........................      2.26%     2.28%    2.25%    2.25%    2.18%
Ratio of net investment income
 to average net assets*.........      0.24%     0.64%    0.61%    0.62%    0.90%
Portfolio turnover rate.........        19%       17%      21%      47%      41%
Average commission rate paid....   $0.0590        --       --       --       --

(1) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 * INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $3,227 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1993 would have been 2.25% and the ratio of net investment income to average net assets for 1993 would have been 0.62% .

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                              MULTIFLEX FUND
                                                             FOR THE PERIOD
                           YEAR ENDED DECEMBER 31,         NOV. 17, 1993(2) TO
                         ------------------------------      DEC. 31, 1993
                            1996      1995      1994
                         -----------------------------------------------------
Net asset value, begin-
 ning of year...........  $  46.71  $  39.13  $  40.16         $ 40.00
                         -----------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...      0.55      0.64      0.62            0.02
Net gain (loss) on secu-
 rities (both realized
 and unrealized)........      7.31      7.75     (1.03)           0.16
                         -----------------------------------------------------
Total from investment
 operations.............      7.86      8.39     (0.41)           0.18
                         -----------------------------------------------------
DISTRIBUTIONS
Dividends (from net in-
 vestment income).......     (0.53)    (0.64)    (0.62)          (0.02)
Distributions (from cap-
 ital gains)............     (1.50)    (0.17)     0.00            0.00
                         -----------------------------------------------------
Total distributions.....     (2.03)    (0.81)    (0.62)          (0.02)
                         -----------------------------------------------------
Net asset value, end of
 year...................  $  52.54  $  46.71  $  39.13         $ 40.16
                         =====================================================

TOTAL RETURN(1).........     17.03%    21.58%    (1.02%)          0.46%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in 000's).............  $266,843  $174,592  $120,220         $12,241
Ratio of expenses to av-
 erage net assets.......      2.45%     2.50%     2.49%           2.50%*
Ratio of net investment
 income to average net
 assets.................      1.16%     1.53%     2.01%           1.09%*
Portfolio turnover rate.        62%       50%       81%           0.53%#
Average commission rate
 paid...................  $ 0.0577        --        --              --

(1) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Commencement of operations.

 *  Annualized

 #  Not annualized

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                  INTERNATIONAL VALUE AND REAL ESTATE FUNDS
                           INTERNATIONAL VALUE FUND          REAL ESTATE FUND
                          --------------------------- ------------------------------
                           YEAR ENDED  FOR THE PERIOD  YEAR ENDED   FOR THE PERIOD
                          DECEMBER 31, MAY 1, 1995(2) DECEMBER 31, MAY 1, 1995(2) TO
                              1996     DEC. 31, 1995      1996       DEC. 31, 1995
                          --------------------------- ------------------------------
Net asset value, begin-
 ning of year...........    $ 44.51        $40.00       $ 43.02         $40.00
                          --------------------------- ------------------------------
INVESTMENT OPERATIONS
Net investment income
 (loss).................      (0.05)         0.00          1.30           0.64
Net gain on securities
 (both realized and
 unrealized)............       9.37          4.51         14.06           3.00
                          --------------------------- ------------------------------
Total from investment
 operations.............       9.32          4.51         15.36           3.64
                          --------------------------- ------------------------------
DISTRIBUTIONS
Dividends (from net in-
 vestment income).......       0.00          0.00         (1.23)         (0.62)
Distributions (from cap-
 ital gains)............      (0.15)         0.00         (0.38)          0.00
                          --------------------------- ------------------------------
Total distributions.....      (0.15)         0.00         (1.61)         (0.62)
                          --------------------------- ------------------------------
Net asset value, end of
 year...................    $ 53.68        $44.51       $ 56.77         $43.02
                          =========================== ==============================
TOTAL RETURN(1).........      20.99%        11.28%#       36.43%          9.12%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in 000's)........    $51,916        $9,467       $20,566         $5,565
Ratio of expenses to av-
 erage net assets.......       2.50%         2.50%*        2.40%          2.40%*
Ratio of net investment
 income (loss) to aver-
 age net assets.........      (0.16%)        0.03%*        3.21%          4.68%*
Portfolio turnover rate.          5%            2%#          25%             7%#
Average commission rate
 paid...................    $0.0602           --        $0.0601            --

(1) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Commencement of operations

*Annualized

#Not annualized

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each year presented.

                                                    INCOME FUND
                                              YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------
                                   1996      1995     1994      1993     1992
                                  ----------------------------------------------
Net asset value, beginning of
 year...........................  $ 52.22   $ 45.33  $ 48.60   $ 47.41  $ 47.77
                                  ----------------------------------------------
INVESTMENT OPERATIONS
Net investment income...........     2.61      2.44     2.40      2.28     2.57
Net gain (loss) on securities
 (both realized and unrealized).    (3.31)     6.91    (3.27)     1.20    (0.37)
                                  ----------------------------------------------
Total from investment opera-
 tions..........................    (0.70)     9.35    (0.87)     3.48     2.20
                                  ----------------------------------------------
DISTRIBUTIONS
Dividends (from net investment
 income)........................    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                                  ----------------------------------------------
Total distributions.............    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                                  ----------------------------------------------
Net asset value, end of year....  $ 48.87   $ 52.22  $ 45.33   $ 48.60  $ 47.41
                                  ==============================================

TOTAL RETURN(1).................    (1.23%)   21.12%   (1.80%)    7.39%    4.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's).........................  $26,162   $31,986  $25,467   $42,872  $47,096
Ratio of expenses to average net
 assets*........................     1.51%     2.19%    2.25%     2.25%    2.25%
Ratio of net investment income
 to average net assets*.........     5.30%     4.94%    5.09%     4.56%    5.48%
Portfolio turnover rate.........       34%       24%      59%       92%      16%

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $72,341, $17,720 and $17,632, for 1996, 1995 and 1993,
  respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.76%, 2.25% and 2.29%, for 1996, 1995 and 1993, respectively. The ratio of net investment income to average net assets would have been 5.05%, 4.88% and 4.52%, for 1996, 1995 and 1993, respectively.

                                                CASH MANAGEMENT FUND
                                              YEAR ENDED DECEMBER 31,
                                    --------------------------------------------
                                     1996     1995     1994     1993     1992
                                    --------------------------------------------
Net asset value, beginning of
 year.............................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    --------------------------------------------
INVESTMENT OPERATIONS
Net investment income.............     0.04     0.05     0.03     0.02     0.03
                                    --------------------------------------------
DISTRIBUTIONS
Dividends (from net investment in-
 come)............................    (0.04)   (0.05)   (0.03)   (0.02)   (0.03)
                                    --------------------------------------------
Net asset value, end of year......  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                    ============================================

TOTAL RETURN(1)...................     4.48%    5.04%    3.30%    2.20%    3.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
 000's)...........................  $15,946  $20,439  $15,212  $13,827  $20,431
Ratio of expenses to average net
 assets*..........................     1.04%    1.00%    1.00%    0.95%    0.73%
Ratio of net investment income to
 average net assets*..............     4.36%    4.91%    3.23%    2.17%    2.94%

(1) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

*INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $15,099 and $38,925 for 1993 and 1992, respectively. If such expenses had not been absorbed the ratio of expenses to average net assets would have been 1.03% and 0.92% for 1993 and 1992, respectively, and the ratio of net investment income to average net assets would have been 2.09% and 2.75% for 1993 and 1992, respectively.

  The accompanying notes are an integral part of these financial statements.